UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Kate Spade & Company
(Name of Registrant as Specified In Its Charter)
N/A
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2 Park Avenue
New York, New York 10016

April 8, 2016

Fellow Shareholders:

              It is with great pleasure that I invite you to this year's Annual Meeting of Shareholders. The Annual Meeting will be held on Thursday, May 19, 2016, at our New Jersey offices at 5901 West Side Avenue, North Bergen, New Jersey 07047.

              The meeting will start at 10:00 a.m., local time.

              We are once again utilizing U.S. Securities and Exchange Commission rules allowing companies to furnish their proxy materials over the Internet. Instead of a paper copy of this Proxy Statement and our 2015 Annual Report, most of our shareholders are receiving a notice regarding the online availability of our proxy materials. The notice includes instructions on how to access the proxy materials over the Internet. The notice also contains instructions on how each shareholder can receive a paper copy of our proxy materials, including this Proxy Statement, our 2015 Annual Report and a form of proxy card.

              I appreciate your continued confidence in our Company and look forward to seeing you on May 19th.

Sincerely,

Craig A. Leavitt Chief Executive Officer

2 Park Avenue
New York, New York 10016

Notice of Annual Meeting of Shareholders

Kate Spade & Company (the "Company") will hold its Annual Meeting of Shareholders on Thursday, May 19, 2016 at its New Jersey offices, located at 5901 West Side Avenue, North Bergen, New Jersey 07047, beginning at 10:00 a.m., local time.

At this meeting, you and the other shareholders will be able to vote on the following proposals:

  1.
  To elect ten directors;

  2.
  To hold an advisory vote on the compensation of the Company's named executive officers as disclosed in this Proxy Statement;

  3.
  To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the 2016 fiscal year;

  4.
  To vote on a proposal to approve an amendment to the Company's Restated Certificate of Incorporation and an amendment and restatement of the Company's By-laws to permit eligible shareholders to nominate candidates for election to the Company's Board of Directors in accordance with procedures providing for proxy access;

  5.
  To vote on a proposal to approve an amendment to the Company's Restated Certificate of Incorporation and an amendment to the Company's By-laws to modify the advance notice window for Director nominations made by shareholders;

  6.
  To vote on a proposal to approve an amendment to the Company's Restated Certificate of Incorporation to remove language providing that Directors may only be removed by the Company's shareholders "for cause";

  7.
  To vote on a shareholder proposal regarding proxy access as described in this Proxy Statement, if properly presented at the Annual Meeting; and

  8.
  To consider any other business that may properly come before the meeting.

You may vote on these proposals in person or by proxy. If you cannot attend the meeting, we urge you to vote by proxy so that your shares will be represented and voted at the meeting in accordance with your instructions.

Who may attend:

Only shareholders as of the record date (as detailed below), persons holding proxies from shareholders as of the record date and representatives of the media and financial community may attend the meeting.

What to bring:

If your shares are registered in your name, you do not need to bring anything other than picture identification. If, however, your shares are held in the name of a broker, trust, bank, or other nominee, you will also need to bring a proxy or letter from that broker, trust, bank, or nominee that confirms you are the beneficial owner of those shares and evidence of stock holdings, such as a recent brokerage account statement.

Record Date:

March 21, 2016 is the record date for the meeting. This means that owners of Kate Spade & Company stock at the close of business on that date are entitled to:

  ♠
  Receive notice of the meeting;

  ♠
  Attend the meeting; and

  ♠
  Vote at the meeting and any adjournments or postponements of the meeting.

Notice Regarding the Availability of Proxy Materials:

Pursuant to Securities and Exchange Commission rules, we are furnishing proxy materials over the Internet and most of our shareholders will receive a Notice Regarding the Availability of Proxy Materials providing directions on how to access the proxy materials over the Internet.

Annual Report:

If you received a printed copy of the materials, included with the Proxy Statement is a copy of our 2015 Annual Report to Shareholders and a proxy card. The Annual Report is not a part of the Proxy Statement.

Your vote is important. Please vote promptly so that your shares can be represented, even if you plan to attend the annual meeting. Specific voting instructions can be found in the "Questions and Answers" section of the Proxy Statement, on the Notice Regarding the Availability of Proxy Materials, the proxy card or the voting instruction card received from your bank or broker. If you need directions to the meeting, please call 212-626-5777.

By Order of the Board of Directors,

Timothy F. Michno
 Senior Vice President – General Counsel and Secretary

New York, New York
April 8, 2016

Questions and Answers	1
Proposal 1 – Election of Directors	7
Corporate Governance and Board Matters	13
Director Compensation	21
Certain Relationships and Related Transactions	22
Proposal 2 – Advisory Vote on the Executive Compensation of our Named Executive Officers	23
Note from the Compensation Committee	24
Compensation Discussion and Analysis	26
Compensation Committee Report	45
Executive Compensation	46
Security Ownership of Certain Beneficial Owners and Management	55
Certain Beneficial Owners	55
Directors and Executive Officers	56
Audit Committee Report	57
Independent Registered Public Accounting Firm Fees and Services Update	59
Proposal 3 – Ratification of the Appointment of the Independent Registered Public Accounting Firm	60
Proposal 4 – Approval of an Amendment to the Company's Restated Certificate of Incorporation and an Amendment and Restatement of the Company's By-laws to Permit Eligible Shareholders to Nominate Candidates For Election to the Company's Board of Directors in Accordance With Procedures Providing For Proxy Access	61
Proposal 5 – Approval of an Amendment to the Company's Restated Certificate of Incorporation and an Amendment to the Company's By-laws to Modify the Advance Notice Window for Director Nominations Made by Shareholders	67
Proposal 6 – Approval of an Amendment to the Company's Restated Certificate of Incorporation to Remove Language Providing That Directors May Only Be Removed by the Company's Shareholders "For Cause"	69
Proposal 7 – Shareholder Proposal Regarding Proxy Access	70
Section 16(a) Beneficial Ownership Reporting Compliance	73
Other Matters	73
Additional Information	73
Appendix A	APP-A-1
Appendix B	APP-B-1
Exhibit A	A-1
Exhibit B	B-1
Exhibit C	C-1
Exhibit D	D-1
Exhibit E	E-1

i

Proxy Statement

A Notice Regarding the Availability of Proxy Materials, the Proxy Statement and the form of proxy card are being distributed and made available to the shareholders of Kate Spade & Company (the "Company" or "KS&C") beginning April 8, 2016. The Board of Directors of the Company (the "Board" and each member of the Board, a "Director") is soliciting your proxy to vote your shares of the Company's Common Stock, par value $1.00 per share (the "Common Stock"), at the Annual Meeting of Shareholders to be held at 10:00 a.m., local time, on Thursday, May 19, 2016 at the Company's New Jersey offices, located at 5901 West Side Avenue, North Bergen, New Jersey 07047, and any adjournments or postponements of the meeting (the "Annual Meeting"). We solicit proxies to give all shareholders of record an opportunity to vote on matters that will be presented at the Annual Meeting. In the following pages of this Proxy Statement, you will find information on these matters. This information is provided to assist you in voting your shares.

In this Proxy Statement, "we," "us" and "our" refer to the Company, and "you" and "your" refer to the Company's shareholders.

Questions and Answers

Why am I receiving these materials?

The Company's Board of Directors has made these materials available to you on the Internet or delivered paper copies of these materials to you by mail in connection with the Company's Annual Meeting, which will take place on Thursday, May 19, 2016. As a shareholder as of the Record Date (as defined below), you are invited to attend the Annual Meeting and are entitled to and requested to vote on the items of business described in this Proxy Statement. This Proxy Statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission ("SEC") and that is designed to assist you in voting your shares.

What is included in these materials?

These materials include our Proxy Statement for the Annual Meeting and our 2015 Annual Report, which includes our Annual Report on Form 10-K for the fiscal year ended January 2, 2016.

Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the proxy materials?

SEC rules allow companies to furnish their proxy materials over the Internet. As a result, we are mailing to most of our shareholders a Notice Regarding the Availability of Proxy Materials instead of a paper copy of the proxy materials. All shareholders receiving the notice will have the ability to access this year's proxy materials over the Internet and request to receive a paper copy of this year's proxy materials by mail. Instructions on how to access this year's proxy materials over the Internet or to request a paper copy may be found on the notice. In addition, the notice contains instructions on how shareholders may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis.

Why didn't I receive a notice about the Internet availability of the proxy materials?

We are providing our shareholders who are participants in the Kate Spade & Company 401(k) Savings and Profit Sharing Plan (the "Savings Plan") and shareholders who hold shares in the name of certain banks and brokers, with paper copies of the proxy materials instead of a Notice Regarding the Availability of Proxy Materials.

How can I access the proxy materials over the Internet?

The Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction card will contain instructions on how to view our proxy materials for the Annual Meeting on the Internet and how to instruct us to send our future proxy materials to you electronically by e-mail.

How may I obtain a paper copy of the proxy materials?

Shareholders receiving a Notice Regarding the Availability of Proxy Materials will find instructions about how to obtain a paper copy of the proxy materials on their notice.

How may I obtain a copy of the Company's Form 10-K and other financial information?

Shareholders may request a free copy of our Annual Report on Form 10-K for the year ended January 2, 2016 by writing to our Investor Relations Department at Kate Spade & Company, 5901 West Side Avenue, North Bergen, New Jersey 07047. The exhibits to the Form 10-K are available upon payment of charges which approximate the Company's cost of reproduction. A copy of the Form 10-K (including exhibits) is also available on the Company's website at www.katespadeandcompany.com under "Financial Reports" and then under the subheading entitled "SEC Filings" in the Investor Relations section, or through the SEC website at www.sec.gov.

Who can vote?

You can vote if you were a holder of record of our Common Stock as of the close of business on Monday, March 21, 2016 (the "Record Date").

How do I vote?

Whether you hold shares of Common Stock directly as the shareholder of record or through a broker, trustee or other nominee as the beneficial owner, you may direct how your shares are voted by proxy without attending the Annual Meeting. There are three ways to vote by proxy:

By Internet – Shareholders who received a Notice Regarding the Availability of Proxy Materials may submit proxies over the Internet by following the instructions on the notice. Shareholders who have received a paper copy of a proxy card or voting instruction card by mail may submit proxies over the Internet by following the instructions on the proxy card or voting instruction card.

By Telephone – Shareholders of record may submit proxies by telephone by following the instructions on the Notice Regarding the Availability of Proxy Materials or the proxy card. You will need to have the control number that appears on your Notice Regarding the Availability of Proxy Materials or proxy card available when voting by telephone.

By Mail – Shareholders who requested and have received a paper copy of the proxy card or the voting instruction card by mail may submit proxies by completing, signing and dating their proxy card or voting instruction and mailing it in the accompanying pre-addressed envelope.

If you vote by proxy, your shares will be voted at the Annual Meeting in the manner you indicate on your proxy. If you sign a paper proxy card but do not specify how you want your shares to be voted (and you do not hold your shares through a broker, bank or other financial institution), they will be voted (i) FOR the election of the nominees named below under the caption "Proposal 1 – Election of Directors;" (ii) FOR, on an advisory basis, the approval of the compensation of our named executive officers as disclosed in this Proxy Statement; (iii) FOR the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the 2016 fiscal year; (iv) FOR the approval of an amendment to the Company's Restated Certificate of Incorporation (the "Certificate of Incorporation") and an amendment and restatement of the Company's By-laws (the "By-laws") to permit eligible shareholders to nominate candidates for election to the Company's Board of Directors in accordance with procedures providing for proxy access; (v) FOR the approval of an amendment to the Certificate of Incorporation and the By-laws to modify the advance notice window for Director nominations made by shareholders; (vi) FOR the approval of an amendment to the Certificate of Incorporation to remove language providing that Directors may only be removed by the Company's shareholders "for cause"; (vii) AGAINST the shareholder proposal regarding proxy access; and (viii) in the discretion of the proxies named on the proxy card with respect to any other business that may properly come before the Annual Meeting. If you hold your shares through a broker, bank or other financial institution, see "What is a 'broker non-vote'?" below.

Can I change my vote?

Yes. You can change or revoke your proxy by (i) sending a written notice to that effect that is received prior to the start of the Annual Meeting to the Company's Corporate Secretary at the Company's principal executive offices at 2 Park Avenue, New York, New York 10016; (ii) submitting a new proxy over the Internet or, if you are a shareholder of record, by telephone at 1-800-652-8683; (iii) submitting a later-dated proxy that is received before the Annual Meeting; or (iv) voting in person at the Annual Meeting (except, with respect to (iv), for shares held in the Savings Plan).

Can I vote in person at the Annual Meeting instead of voting by proxy?

Yes. However, it is important that your shares are represented at the Annual Meeting, regardless of whether or not you plan to attend the meeting in person. Please follow the instructions you received to authorize a proxy to vote your shares as soon as possible to ensure that your shares are represented. This will not prevent you from voting your shares in person if you subsequently choose to attend the meeting.

Also, only record or beneficial owners of our Common Stock as of the Record Date, or those persons authorized in writing to attend on their behalf, may attend the Annual Meeting in person. Upon arrival at the Annual Meeting, you will be required to present picture identification, such as a driver's license. Beneficial (or "street name") owners will also need to bring a proxy or letter from the broker, trust, bank, or nominee that confirms you are the beneficial owner of those shares and evidence of stock holdings, such as a recent brokerage account statement.

How do I vote my 401(k) shares?

If you participate in the Savings Plan, follow the directions on your proxy card to vote shares held for you in your Savings Plan account, and such shares will be voted in accordance with your instructions. If you do not provide instructions by 11:59 p.m. on May 18, 2016, Fidelity Management Trust Company, the trustee of the Savings Plan, will vote your shares in the same proportion as all Common Stock held under the Savings Plan for which timely instructions are received.

How many shares are entitled to vote?

As of the close of business on the Record Date, there were 127,978,345 shares of the Company's Common Stock issued and outstanding. Each share of our Common Stock entitles the record holder thereof to one vote on all matters properly brought before the Annual Meeting.

How many shares must be present to conduct the Annual Meeting?

Under our By-laws, in order to conduct business at the Annual Meeting, the holders of a majority of the issued and outstanding shares of our Common Stock entitled to vote as of the Record Date (a "Quorum") must be present, in person or represented by proxy. All signed and returned proxy cards will be counted for purposes of determining the presence of a Quorum. A copy of the By-laws is available on our website.

What is the required vote for a proposal to pass?

Proposal 1 – In order to be elected, the number of votes cast "FOR" a Director nominee must exceed the number of votes cast "AGAINST" such nominee. "Abstentions" and "broker non-votes" are not counted as a vote cast with respect to such nominee, as discussed in "How are broker non votes treated?" below.

Proposals 2, 3 and 7 – An affirmative vote of a majority of the shares of stock of the Company present in person or by proxy at the Annual Meeting and voting thereon is required for each of these proposals to pass. "Abstentions" and "broker non-votes" are not counted as a vote cast in respect of any such Proposal, as discussed in "How are broker non votes treated?" below.

Proposals 4, 5 and 6 – Pursuant to Article FOURTEENTH of our Certificate of Incorporation, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote generally in the election of Directors (considered as a single class) is required for each of these proposals to pass. In addition, Proposal 5 is conditioned upon the approval by our shareholders of Proposal 4. Accordingly, Proposal 5 will not be deemed to be approved unless Proposal 4 is also approved.

What is a "broker non-vote"?

Brokers holding shares of our Common Stock for beneficial owners as of the Record Date must vote those shares according to the specific instructions they receive from the owners. If instructions are not received, brokers may vote the shares in their discretion, depending on the type of proposals involved. "Broker non-votes" result when brokers are precluded by the New York Stock Exchange ("NYSE") from exercising their discretion on certain types of proposals. Brokers do not have discretionary authority to vote on the proposals set out in this Proxy Statement, other than Proposal 3, ratification of the appointment of the independent registered public accounting firm.

How are broker non-votes treated?

The inspectors of election will treat broker non-votes as shares that are present and entitled to vote for purposes of determining the presence of a Quorum, but not as shares present and voting on a specific proposal.

Can I abstain from voting on a proposal?

Abstentions may be specified on all proposals being submitted.

How are abstentions treated?

The inspectors of election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a Quorum but not as shares present and voting on a specific proposal.

Who pays for this proxy solicitation?

We do. We have hired Innisfree M&A, Incorporated, a proxy solicitation firm, to assist us in soliciting proxies for a fee of $20,000, plus reimbursement of reasonable expenses. In addition, the Company's Directors, officers and employees may, without additional compensation, also solicit proxies by mail, telephone, personal contact, facsimile, or through similar methods.

We will also reimburse banks, brokers, fiduciaries, and custodians for their reasonable costs in forwarding proxy materials to beneficial owners of our stock. Other proxy solicitation expenses that we will pay include those for preparation, mailing, returning and tabulating the proxies.

What is the difference between a shareholder of record and a beneficial owner?

If your shares are registered directly in your name with the Company's transfer agent, Computershare Trust Company, N.A., you are considered the "shareholder of record" with respect to those shares. If your shares are held by a brokerage firm, bank, trustee or other agent ("nominee"), you are considered the "beneficial owner" of shares held in street name. The Notice Regarding the Availability of Proxy Materials and the Proxy Statement have been forwarded to you by your nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your nominee on how to vote your shares by following their instructions for voting by telephone or on the Internet or, if you specifically request a copy of the printed materials, you may use the voting instruction card included in such materials.

What am I voting on?

At the Annual Meeting you will be asked to vote on the following seven proposals. Our Board recommendation for each of these proposals is set forth below.

Proposal	Board Recommendation
1. To elect ten directors;	FOR each director nominee
2. To hold an advisory vote on the compensation of the Company's named executive officers as disclosed in this Proxy Statement;	FOR
3. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the 2016 fiscal year;	FOR
4. To vote on a proposal to approve an amendment to the Company's Restated Certificate of Incorporation and an amendment and restatement of the Company's By-laws to permit eligible shareholders to nominate candidates for election to the Company's Board of Directors in accordance with procedures providing for proxy access;	FOR
5. To vote on a proposal to approve an amendment to the Company's Restated Certificate of Incorporation and an amendment to the Company's By-laws to modify the advance notice window for Director nominations made by shareholders;	FOR
6. To vote on a proposal to approve an amendment to the Company's Restated Certificate of Incorporation to remove language providing that Directors may only be removed by the Company's shareholders "for cause"; and	FOR
7. To vote on a shareholder proposal regarding proxy access as described in this Proxy Statement, if properly presented at the Annual Meeting.	AGAINST

What happens if additional matters are presented at the Annual Meeting?

Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting in accordance with Delaware law and our By-laws.

Why do we have two proxy access proposals? What will happen if one or both of them passes?

Both Proposal 4 and Proposal 7 deal with proxy access. Proposal 4 is the Company's proposal regarding the amendment of the Company's Certificate of Incorporation and By-laws to implement proxy access as approved by the Board, subject to shareholder approval. Proposal 6 is a precatory proposal proposed by a shareholder requesting that the Board adopt and present for shareholder approval a proxy access by-law. If Proposal 4 is approved by the requisite shareholder vote, the proposed amendment to the Certificate of Incorporation and the proposed amendment and restatement of the By-laws will be adopted, and a Certificate of Amendment to the Certificate of Incorporation reflecting the proposed amendment to the Certificate of Incorporation will be filed with the State of Delaware promptly after the Annual Meeting. By contrast, Proposal 7 is a non-binding, advisory proposal of a shareholder with respect to proxy access – if approved, such proposal only constitutes a recommendation to the Board.

As part of our evaluation of proxy access, our Board took into consideration many factors, including the concentration of our shareholder base, our history of shareholder returns and our current governance practices. In addition, we sought input from a number of our shareholders who held, in the aggregate, approximately 87% of our outstanding Common Stock. As discussed in Proposal 4 below, many of these shareholders expressed support for a proxy access by-law tailored to our shareholder base, and our long-term corporate strategy, with appropriate safeguards against abuse. Our Board believes that shareholders should have the opportunity to consider alternative proxy access proposals, and is therefore presenting for shareholder vote both its own proposal and the shareholder proposal for proxy access. The proposals include different standards regarding the appropriate qualifications for shareholders to use proxy access, the number of candidates who may be nominated, and other important matters.

If both Proposal 4 and Proposal 7 are approved, the Company will promptly file a Certificate of Amendment to the Certificate of Incorporation with the State of Delaware reflecting the proposed amendment to the Certificate of Incorporation in accordance with the adoption of Proposal 4; and will, in due course, evaluate the voting results on Proposal 7, and may seek additional shareholder input through the Company's shareholder outreach program to determine whether any amendments to the proxy access framework adopted under Proposal 4 are in the best interests of the Company and its shareholders.

Proposal 1 – Election of Directors

In 2010, our shareholders approved an amendment to our Certificate of Incorporation that eliminated the classified board. Accordingly, all Directors are up for re-election each year, for a proposed one-year term expiring at the next annual meeting of shareholders. For a description of the process under which Director nominees, including shareholder recommendations, are considered, and procedures by which shareholders may nominate persons for election as Directors, see "Corporate Governance and Board Matters – Consideration of Director Nominees," beginning on page 18 of this Proxy Statement.

Upon the unanimous recommendation of the Nominating and Governance Committee of the Board, your Board of Directors has nominated Lawrence S. Benjamin, Raul J. Fernandez, Kenneth B. Gilman, Nancy J. Karch, Kenneth P. Kopelman, Craig A. Leavitt, Deborah J. Lloyd, Douglas Mack, Jan Singer and Doreen A. Toben for election at the Annual Meeting as Directors. All of the nominees are currently members of the Board of Directors with current terms expiring at the Annual Meeting.

In making its recommendation as to nominees for election, the Nominating and Governance Committee, composed entirely of independent Directors, evaluated, among other things, each nominee's background and experience, as well as the other Board membership criteria set out in the Company's Corporate Governance Guidelines (the "Corporate Governance Guidelines") (see "Corporate Governance and Board Matters – Consideration of Director Nominees"). The Nominating and Governance Committee also reviewed and evaluated the performance of the Director nominees during their recent tenure with the Board, including contributions to the various strategic initiatives of the Company over the past several years. In making its recommendation, the Nominating and Governance Committee also considered the tenure of the nominees and the benefit of Board continuity and whether each of the nominees was likely to continue to make important contributions to the Board. After considering and discussing the Committee's recommendations, the Board determined to nominate each of these individuals for re-election as a Director. The Board has affirmatively determined that each of the Director nominees, other than Mr. Leavitt and Ms. Lloyd, is "independent," as such term is defined under our Corporate Governance Guidelines and the New York Stock Exchange Corporate Governance listing standards (the "NYSE Corporate Governance Standards"). See "Corporate Governance and Board Matters – Board Independence," beginning on page 13 of this Proxy Statement. A copy of our current Corporate Governance Guidelines is available at www.katespadeandcompany.com under "Corporate Governance" in the Investor Relations section.

We do not know of any reason why any of the nominees would not be available as a candidate. However, should such a situation arise, proxies may be voted for the election of such other persons as a Director as the holders of the proxies, in their discretion, determine.

Voting on the Proposal

To be elected, each Director nominee must receive the affirmative vote of a majority of the votes cast on the nominee's election (the number of votes cast "FOR" a Director nominee must exceed the number of votes cast "AGAINST" the Director nominee).

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE DIRECTOR NOMINEES.

Nominees for Election as Directors:

LAWRENCE S. BENJAMIN

Mr. Benjamin, 60, was elected a Director of the Company in January 2011. In March 2015, Mr. Benjamin was elected to the board and selected to be board chairman of Diversified Foodservice Supply, Inc., a restaurant equipment distributor. Since January 2012, Mr. Benjamin has served as a Senior Advisor for New Mountain Capital, a private equity firm, and, since February 2011, as a Managing Director of Capwell Partners LLC, a private equity firm. In September 2011, Mr. Benjamin was elected to the board of IRI, a market research company. In February 2012, Mr. Benjamin was elected to the board of Sun Products Corporation, a consumer products company. In November 2012, Mr. Benjamin was elected to the board of ABB Optical Group, LLC, an optical distributor and manufacturer. From 2006 until his retirement in February 2011, he served as Executive Vice President and Chief Operating Officer of Ahold USA, a subsidiary of Koninklijke Ahold NV, an international food retailing group based in the Netherlands. Mr. Benjamin was Ahold's highest ranking executive in the U.S., responsible for the Stop & Shop/Giant-Landover and Giant-Carlisle superstores and supermarkets, as well as all operations in the country. In 2009, he was also appointed to Ahold's global Corporate Executive Board. Mr. Benjamin joined Ahold in October of 2003 as President and Chief Executive Officer of U.S. Foodservice. Prior to joining Ahold, Mr. Benjamin worked with several private equity firms, where he held several operating positions, including serving as Chief Executive Officer at NutraSweet Company, Specialty Foods Corporation and Stella Foods. Previously, he held management-level positions in the retail and ingredient divisions of Kraft Foods. Mr. Benjamin also serves on the boards of two non-profit organizations (The Nature Conservancy of Rhode Island and the International Crane Foundation) and is a lifetime trustee of Lake Forest Academy. Mr. Benjamin's long history in key operating roles with global brands, and experience with a variety of strategic initiatives related to corporate governance, standardizing operations and turnarounds, among others, provides the Board with significant input on a variety of matters.

RAUL J. FERNANDEZ

Mr. Fernandez, 49, was elected a Director of the Company in 2000. Mr. Fernandez is Chairman of ObjectVideo, Inc. From 2000 to 2002, he served as Chief Executive Officer for Dimension Data North America, an information systems integrator company, and as a director of its parent company, Dimension Data Holdings Plc, in 2001. He previously served as Chairman of the Board, Chief Executive Officer and President of Proxicom, Inc., a publicly traded internet development and e-business consulting company he founded in 1991. Mr. Fernandez is also Vice Chairman of Monumental Sports & Entertainment, a private partnership which owns the NBA's Washington Wizards, the NHL's Washington Capitals, the WNBA's Washington Mystics and owns and operates the Verizon Center. Mr. Fernandez, a native Washingtonian, is an active philanthropist in D.C. regional non-profits, focusing his energy primarily on educational reform. In 2000, he co-founded Venture Philanthropy Partners, a philanthropic investment organization based out of Washington, D.C. Mr. Fernandez is the Chairman of Fight for Children and sits on various other non-profit boards, the D.C. College Access Program (DCCAP), the D.C. Public Education Fund and the Fernandez Foundation. He holds a Bachelor's degree in Economics from the University of Maryland. Mr. Fernandez' extensive operating experience and entrepreneurial background as founder and chief executive officer of technology companies, including in the area of e-business, provides the Board with valuable views in the areas of technology and information systems.

KENNETH B. GILMAN

Mr. Gilman, 69, was elected a Director of the Company in February 2008. Mr. Gilman served as the Chief Executive Officer of Asbury Automotive Group, an automotive retailing and services company, from 2001 to May 2007. Previously, from 1976 to 2001, Mr. Gilman was employed in a variety of capacities with L Brands Inc. ("L Brands"), a specialty apparel retailer, where his most recent assignment was Chief Executive Officer of Lane Bryant. From 1993 to 2001, Mr. Gilman served as Vice Chairman and Chief Administrative Officer of L Brands, with responsibility for finance, information technology, supply chain management, production, real estate, legal and internal audit. From 1987 to 1993, he was Executive Vice President and Chief Financial Officer of L Brands. He joined L Brands' executive committee in 1987 and was elected to its board of directors in 1990. Mr. Gilman serves as a director of Aeropostale, Inc., a retailer of teen focused men's and women's apparel. Mr. Gilman also serves as a member of the Board of Governors of Hebrew Union College – Jewish Institute of Religion and as a Trustee for the Jewish Center of the Hamptons and The Manhattan Institute, all not-for-profit organizations. Mr. Gilman's extensive operating experience as chief financial officer, chief administrative officer and chief executive officer of retail companies, including 25 years of experience at L Brands, provides the Board with useful insight into operational issues, particularly in the retail sector, and financial matters.

NANCY J. KARCH

Ms. Karch, 68, was elected a Director of the Company in 2000. Effective following our 2013 Annual Meeting of Shareholders on May 14, 2013, Ms. Karch became the non-executive Chairman of the Board of the Company. Ms. Karch was a Director (senior partner) of McKinsey & Co., an independent consulting firm, from 1988 until her retirement in 2000. She had served in various executive capacities at McKinsey since 1974. Ms. Karch is a Director Emeritus of McKinsey & Co., and serves as a director of Kimberly-Clark, a consumer products company; MasterCard Inc., a payment systems brand and processor; and Genworth Financial, Inc., a company that provides various insurance and investment-related products and services in the United States and internationally. She also serves as Chair of the board of Northern Westchester Hospital as well as a board member of Northwell Health, both not-for-profit organizations. Ms. Karch's background as a consultant to companies in the retail and consumer products sector, and her extensive experience as a public company director, provides the Board beneficial insight into the retail industry and matters relating to brand marketing and corporate governance.

KENNETH P. KOPELMAN

Mr. Kopelman, 64, was elected a Director of the Company in 1996. From 1984 through 2015, Mr. Kopelman was a partner in the New York City law firm of Kramer Levin Naftalis & Frankel LLP; he currently remains of counsel to the firm. He is a director and Chair of the New York Chapter of the National Association of Corporate Directors, a national not-for-profit membership organization serving the corporate governance needs of corporate boards and directors, and he was recognized in 2011 as one of the most influential leaders in the corporate governance community by the NACD's national magazine, Directorship, which named him to its annual list, the "Directorship 100." Mr. Kopelman previously served through June 2007 as a director of Mobius Management Systems, Inc., a computer software company. Mr. Kopelman's background as a corporate attorney and counselor provides the Board helpful insight in the areas of corporate governance and financing, and his long-time experience within the apparel industry and association with the Company provides the Board valuable perspective.

CRAIG A. LEAVITT

Mr. Leavitt, 55, is Chief Executive Officer of Kate Spade & Company. Mr. Leavitt was elected to the Board of Directors in February 2014. He served as Co-President and Chief Operating Officer of Kate Spade, LLC from his arrival in April 2008 through October 2010, at which time, he was named Chief Executive Officer of Kate Spade, LLC. Prior to joining Kate Spade, LLC, Mr. Leavitt was President of Global Retail at Link Theory Holdings, where he had total responsibility for merchandising, operations, planning, allocation and real estate for the Theory and Helmut Lang retail businesses. Previously, Mr. Leavitt spent several years at Diesel, most recently as Executive Vice President of Sales and Retail. Mr. Leavitt also spent 16 years at Polo Ralph Lauren, where he held positions of increasing responsibility, the last being Executive Vice President of Retail. Mr. Leavitt's strategic planning, leadership skills and retail experience within the industry provide the Board valuable insight into retail operations.

DEBORAH J. LLOYD

Ms. Lloyd, 51, is Chief Creative Officer of Kate Spade & Company. Ms. Lloyd was elected to the Board of Directors in February 2014. Ms. Lloyd joined Kate Spade, LLC as Co-President and Chief Creative Officer in November 2007 and has overseen all creative aspects of the Kate Spade brands since that time. Prior to joining Kate Spade, LLC, Ms. Lloyd spent six years as Executive Vice President of Design and Product Development at Banana Republic and five years at Burberry. Previously, Ms. Lloyd honed her skills at such brands as Aquascutum, Kenzo and Daniel Hechter. Ms. Lloyd is an active member of the Council of Fashion Designers of America and sits on the organization's board of directors. Ms. Lloyd has received several British Fashion Council Awards for her work at Burberry and was named an Independent Handbag Designer Awards Iconoclast Award Winner in 2010. Ms. Lloyd's creative talent and experience in design and product development provide important insight to the Board on the creative and product development process.

DOUGLAS MACK

Mr. Mack, 47, was elected a Director of the Company in June 2014. Mr. Mack serves as Chief Executive Officer of Fanatics, Inc., a leading retailer of licensed sports merchandise and a billion dollar e-commerce company. Previously, Mr. Mack was Chief Executive Officer of One Kings Lane, a leading online destination for home design, which he joined as a $10M start-up and led its growth into an Internet Retailer Top 100 company. Prior to One Kings Lane, Mr. Mack was Chief Executive Officer of Scene7, the leading rich-media platform for e-commerce, which has powered websites for more than 1,000 global retailers. After completing the sale of Scene7 to Adobe, Mr. Mack joined the Adobe leadership team, and ultimately became GM of the digital media division, which included flagship properties such as Adobe Photoshop and Adobe Flash Media Server. Mr. Mack began his career in the General Electric management training programs, was an engagement manager with McKinsey & Company and later became Executive Vice President of Broderbund Software. As an e-commerce innovator, Mr. Mack provides the Board with extensive knowledge in key retail areas including technology, marketing and customer experience.

JAN SINGER

Ms. Singer, 52, was elected a Director of the Company at our 2015 Annual Meeting of Shareholders on May 19, 2015. Ms. Singer formerly served as the Chief Executive Officer of Spanx, Inc., a privately held shapewear design, manufacturing and marketing company, from July 2014 to March 2016. Prior to this role, she worked at Nike, Inc. for ten years, where she held various senior executive roles including Corporate Vice President of Global Apparel from 2011 to 2014 and Corporate Vice President of Global Footwear from 2008 to 2011. Previously, from 2001 to 2004, Ms. Singer was the Vice President and General Manager of Global Product, Merchandising and Marketing for Reebok International Limited's women's business. Ms. Singer also had key marketing and global communications roles for the luxury brands Chanel, Calvin Klein and Prada. Ms. Singer's experience and leadership roles related to marketing aspirational brands across the apparel, footwear and cosmetics product categories provide the Board valuable perspective into the apparel industry and matters related to brand marketing, both domestically and internationally.

DOREEN A. TOBEN

Ms. Toben, 66, was elected a Director of the Company in 2009. Most recently, Ms. Toben served as Executive Vice President of Verizon Communications, Inc., a position from which she retired in June 2009. From April 2002 to February 2009, she served as Verizon's Chief Financial Officer and was responsible for its finance and strategic planning efforts. Prior to April 2002, Ms. Toben was Senior Vice President and Chief Financial Officer with responsibility for finance and strategic planning for Verizon's Telecom Group. A 30-year telecommunications veteran, she began her career at AT&T Corp. and over the years held various positions of increasing responsibility primarily in treasury, strategic planning and finance both there, and beginning in 1984, at Bell Atlantic Inc. Ms. Toben also serves as a director of the New York Times Company and as a director of ARRIS Group, a video and broadband technology company. Ms. Toben's experience during her 21 years at Verizon in the areas of finance and strategic planning provides the Board perspective of someone familiar with all facets of a global enterprise, particularly in light of her recent direct responsibility for financial and accounting matters.

Corporate Governance and Board Matters

The Company believes that its standards for corporate governance reflect current best practices and serve the best interests of its shareholders. Recognizing that those corporate governance standards continually evolve, the Nominating and Governance Committee of the Board monitors developments in governance best practices to ensure that the Company continues to effectively represent the interests of its shareholders. Included among the key corporate governance practices the Company has adopted in support of this commitment are:

♠ Strong Board independence (8 of 10 Director nominees are independent)	♠ Clawback policy
♠ Declassified Board of Directors with all members standing for election annually	♠ Stock ownership requirements for executive officers and directors
♠ Majority vote standard for uncontested director elections	♠ Shareholders with 25% or more of our outstanding stock have right to call a special meeting
♠ Independent Board Chair separate from CEO	♠ Robust shareholder engagement practices
♠ Simple majority vote standard for bylaw/charter amendments and transactions	♠ Anti-hedging and anti-pledging policies

Many of these practices as well as the criteria for selecting Directors and Director duties and responsibilities are contained in the Company's current Corporate Governance Guidelines, a copy of which is available at our website at www.katespadeandcompany.com under "Corporate Governance" in the Investor Relations section.

Board Independence.    Under our Corporate Governance Guidelines, a substantial majority of our Board must be "independent," as such term is defined in the NYSE Corporate Governance Standards. As required under the NYSE Corporate Governance Standards, the Board annually assesses the independence of our Directors by making a determination, based upon the recommendation of the Nominating and Governance Committee, as to whether a Director or any member of her or his immediate family has any material relationship with the Company, either directly or indirectly.

To assist it in evaluating the independence of each Director, the Board has adopted a set of categorical standards (set forth on Appendix A to this Proxy Statement) under which transactions and relationships falling within any of the listed categories will be deemed immaterial for purposes of the Board independence determinations.

After applying these standards and considering all relevant facts and circumstances, the Board, based upon the recommendation of the Nominating and Governance Committee, has affirmatively determined that each of the current independent Directors, Messrs. Benjamin, Fernandez, Gilman, Kopelman and Mack and Mss. Karch, Singer and Toben are "independent" as defined in our Corporate Governance Guidelines and the listing standards of the NYSE. Craig A. Leavitt, who serves as the Company's Chief Executive Officer and Deborah J. Lloyd, who serves as the Company's Chief Creative Officer, have been determined not to be "independent" Directors. See "Certain Relationships and Related Transactions," beginning on page 22 of this Proxy Statement.

Majority Vote Standard.    In 2008, the Company adopted a majority vote standard for uncontested Director elections. Under this standard, in order for a nominee to be elected in an uncontested election, such nominee must receive the affirmative vote of a majority of the votes cast on such nominee's election (votes cast "FOR" a nominee must exceed votes cast "AGAINST" the nominee).

The Company maintains a plurality vote standard in contested Director elections, where the number of nominees exceeds the number of Directors to be elected.

In addition, as part of our Corporate Governance Guidelines, if an incumbent Director is not elected by a majority of the votes cast in an uncontested election, it is the policy that such Director will tender his or her resignation to the Chairman of the Board promptly following certification of the shareholder vote, such resignation to be effective upon acceptance by the Board. A recommendation on whether to accept any such resignation will be made by the Nominating and Governance Committee to the Board, or if a majority of the members of the Nominating and Governance Committee did not receive the required majority vote for re-election to the Board, a special committee of independent Directors. Generally, a Director who fails to receive a required majority vote will not participate in the Nominating and Governance Committee or Board Meetings considering the resignation. The Board will act on any resignation within 90 days and such action may include: (i) accepting the resignation offer; (ii) deferring acceptance of the resignation offer until a replacement Director with certain necessary qualifications held by the subject Director (e.g., accounting or related financial management expertise) can be identified and elected to the Board; (iii) maintaining the Director but addressing what the Board believes to be the underlying cause of the "against" votes; (iv) maintaining the Director but resolving that the Director will not be re-nominated in the future for election; or (v) rejecting the resignation offer. If accepting such resignation would result in the Company having (x) fewer than a majority of Directors who were in office before the election or (y) fewer than a majority of independent Directors as required under the rules of the NYSE, such 90-day period may be extended by an additional 90 days, if such extension is in the best interest of the Company. If the Board does not accept the resignation, the Director will continue to serve until his or her successor is duly elected, or until his or her earlier death, resignation or removal. If the Board accepts the resignation, then the Board, acting on the recommendation of the Nominating and Governance Committee, may fill any resulting vacancy or may decrease the size of the Board. The Board of Directors will promptly publicly disclose the Board's decision and explain any determination not to accept the Director's resignation.

Independent Board Chair Separate from CEO.    Although we do not have a formal policy mandating the separation of the roles of Board Chair and Chief Executive Officer, we have kept the two as separate positions since 2006. Our Board's current Chair is Nancy J. Karch, who was appointed to that position in May 2013 and is an independent Director. The Board reserves the right to determine the appropriate leadership structure for the Board on a case-by-case basis and believes that the separation remains appropriate. It allows our CEO to focus on the day-to-day operation and management of the Company, while the Board Chair focuses on leading the Board in overseeing the interests of the Company and its shareholders. The Chairman of the Board is responsible for managing Board functions, including setting the Board agenda (with Board and management input), facilitating communication among Directors, presiding at meetings of the Board of Directors and shareholders, sitting as chair at executive sessions at each regularly scheduled Board Meeting, and providing feedback to the Chief Executive Officer.

Special Meetings.    Under the Company's By-laws, the Board of Directors has the authority to call special meetings of shareholders where the Directors, in the exercise of their fiduciary duties, determine such a meeting to be in the best interests of the Company. In addition, as a result of a proposal approved by the Company's shareholders at the 2015 Annual Meeting of Shareholders, the Company's By-laws permit record holders of at least 25% of the Company's outstanding shares of Common Stock to call a special meeting (subject to certain qualifications designed to prevent duplicative and unnecessary meetings).

Action by Written Consent.    Record holders of at least 35% of the shares of the Company's outstanding Common Stock may act by written consent in lieu of a meeting.

Board and Committee Meetings; Director Attendance.    During the fiscal year ended January 2, 2016, the Board of Directors held six meetings, and the Audit, Compensation and Nominating and Governance Committees of the Board held a total of 23 meetings. Each current Director attended all of the meetings held by the Board of Directors and each committee on which he or she served during such fiscal year and, with respect to Ms. Singer, since her election to the Board of Directors at our 2015 Annual Meeting of Shareholders on May 19, 2015. Our Corporate Governance Guidelines provide that all Directors are expected to attend the Annual Meeting of Shareholders, except in the event of special circumstances. All of our then current Directors attended our 2015 Annual Meeting of Shareholders.

Executive Sessions.    Pursuant to our Corporate Governance Guidelines, the independent Board members meet in an executive session (without management present) at each regular Board Meeting, as well as when as a group they deem such a meeting necessary or appropriate.

Board Committees.    The Board of Directors currently has three standing Committees, as described below (each a "Board Committee" and collectively "the Board Committees"). All members of the Nominating and Governance Committee, the Audit Committee and the Compensation Committee are independent, as such term is defined in the NYSE Corporate Governance Standards and our Corporate Governance Guidelines. The Audit Committee assumed the relevant functions of the Company's former Finance Committee, which was dissolved, effective as of the 2014 Annual Meeting.

Current members of the Board Committees are as follows:

Nominating and Governance	Audit	Compensation

Lawrence S. Benjamin*	Raul J. Fernandez	Lawrence S. Benjamin

Nancy J. Karch	Kenneth B. Gilman	Raul J. Fernandez

Kenneth Kopelman	Nancy J. Karch	Kenneth B. Gilman*

Doug Mack	Doreen A. Toben*	Jan Singer

Doreen A. Toben

*    Current Chair

Nominating and Governance Committee – The Nominating and Governance Committee is responsible for making recommendations with respect to the nomination by the Board of qualified candidates to serve as Directors of the Company. In addition, it is responsible for Board Committee assignments and chair appointments, overseeing the annual performance evaluations of the Board, its Committees and senior management, and reviewing and advising the Board on issues of corporate governance (including the Company's Corporate Governance Guidelines) and corporate and social responsibility. The Committee's responsibilities are set forth in the Nominating and Governance Committee charter, which is available at www.katespadeandcompany.com under "Corporate Governance" in the Investor Relations section. A copy may also be obtained by sending a request, care of the Company's Corporate Secretary, to 2 Park Avenue, New York, New York 10016. The Nominating and Governance Committee met five times during the 2015 fiscal year.

The Board has determined that each of the Nominating and Corporate Governance Committee members is independent under the NYSE Corporate Governance Standards, as well as the Company's Corporate Governance Guidelines.

Audit Committee – The Audit Committee is responsible for assisting the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices and financial statements of the Company, the independence, qualifications and performance of the Company's independent registered public accounting firm, the Company's compliance with legal and regulatory requirements, the performance of the Company's internal audit function and the Company's internal audit firm. The Committee is directly responsible for the appointment, compensation, retention, termination and oversight of the independent registered public accounting firm and reviewing and approving in advance audit engagement fees and all permitted non-audit services and fees. Additionally, following the dissolution of the Finance Committee in 2014 and the amendments to the Audit Committee's charter, the Audit Committee's responsibilities also include advising the Board on a variety of corporate finance issues, including the Company's policies regarding dividends, investments, issuances and purchases of securities, capital expenditures, and proposed acquisition and divestiture matters. The Audit Committee's responsibilities are set forth in the Audit Committee charter, which is available at www.katespadeandcompany.com.com under "Corporate Governance" in the Investor Relations section. A copy may also be obtained by sending a request, care of the Company's Corporate Secretary, to 2 Park Avenue, New York, New York 10016. The Audit Committee met ten times during the 2015 fiscal year.

The Board has determined that each of the Audit Committee members is "independent" under the applicable SEC regulations and the NYSE Corporate Governance Standards, as well as the Company's Corporate Governance Guidelines. The Board has further determined that all members of the Audit Committee are "financially literate" under the NYSE Corporate Governance Standards and that Ms. Toben qualifies as an "audit committee financial expert" within the meaning of SEC regulations, with accounting and related financial management expertise within the meaning of the NYSE Corporate Governance Standards.

Compensation Committee – The Compensation Committee has overall responsibility for evaluating and approving the executive compensation and benefit plans, policies and programs of the Company. The Committee makes determinations on the Chief Executive Officer's salary and bonus and approves salaries and bonuses for the other executive officers. The Committee also makes award decisions on equity-based compensation plans. The Compensation Committee also has responsibility for determining the independence of the Committee's consultants and advisors, as well as the responsibility to monitor the Company's compensation structure to ensure it does not lead to inappropriate risk-taking behavior. The Compensation Committee stays informed of current regulatory and legislative issues as well as executive compensation best practices and is committed to ensuring the Company's compensation programs support its business plans and the interests of shareholders. The Committee's responsibilities are set forth in the Compensation Committee charter, which is available at www.katespadeandcompany.com under "Corporate Governance" in the Investor Relations section. A copy may also be obtained by sending a request, care of the Company's Corporate Secretary, to 2 Park Avenue, New York, New York 10016. The Compensation Committee met eight times during 2015.

The Board has determined that each of the Compensation Committee members is independent under the NYSE Corporate Governance Standards, as well as the Company's Corporate Governance Guidelines. All Compensation Committee determinations that are intended to comply with Section 162(m) of the Internal Revenue Code ("Section 162(m)") are made by at least two Compensation Committee members who qualify as "outside directors" under Section 162(m).

The Compensation Committee has the sole authority to select, retain, and terminate compensation consultants as well as the sole authority to direct any compensation consultant's work and approve fees. In 2006, the Compensation Committee selected and engaged Semler Brossy Consulting Group, LLC ("Semler Brossy"), a third-party executive compensation consulting firm, to advise the Compensation Committee in connection with its review of executive and director compensation matters, including the level of total compensation packages provided to executive officers. The Compensation Committee terminated its engagement with Semler Brossy in July 2015, at which time it selected and engaged another third party compensation consultant, Steven Hall & Partners, to provide substantially similar services beginning in August 2015. The aggregate fees incurred related to Semler Brossy were approximately $248,282 in 2015. The aggregate fees incurred related to Steven Hall and Partners for services were approximately $176,346 in 2015. The Compensation Committee has assessed the independence of its legal advisors, Semler Brossy and Steven Hall & Partners, and concluded that their work for the Compensation Committee does not raise any conflict of interest.

During 2015, the Compensation Committee directed the compensation consultants it engaged to provide the following services:

  ♠
  Assessment of competitive pay levels for executive officers and the Board of Directors using survey and peer group proxy data sources;

  ♠
  Review of the Company's compensation peer group;

  ♠
  Review of market trends in executive compensation, including pay mix, annual and long-term incentive plan design and other compensation-related governance practices;

  ♠
  Review of regulatory requirements related to executive compensation;

  ♠
  Advice and support in preparing for the Company's advisory vote on executive compensation submitted at our 2015 Annual Meeting of Shareholders;

  ♠
  Advice and support in preparing for and facilitating the Company's shareholder outreach efforts;

  ♠
  Assessment of shareholder advisory firms' executive compensation policies and implications for Company practices;

  ♠
  Advice and support to the Compensation Committee in its review of the Company's Compensation Discussion and Analysis;

  ♠
  Advice regarding appropriate design and metrics for annual and long-term incentive programs; and

  ♠
  Advice and assistance to Company management, on the Committee's behalf, in completing the compensation risk assessment process for 2015.

For more information, see "Compensation Discussion and Analysis," beginning on page 26 of this Proxy Statement.

Compensation Committee Interlocks and Insider Participation – No member of the Compensation Committee is or has been an officer or employee of the Company or any of its subsidiaries and each was determined to have no relationship required to be disclosed pursuant to Item 404 of SEC Regulation S-K. In addition, no executive officer of the Company has served on the board of directors or compensation committee of any other entity that has, or had during any time during 2015, an executive officer who served as a member of our Board of Directors or our Compensation Committee.

Board's Role In Risk Oversight.    Our Board has an active role in risk oversight of the Company. While Company management is charged with the day-to-day management of risks the Company faces, the Board, as a whole as well as through the Board Committees, is responsible for oversight of risk management. To this end, each of our Board Committees meets regularly with management and discusses the risks within its areas of responsibility and reports to the full Board at each regularly scheduled Board meeting. The Audit Committee has responsibility for oversight of financial reporting related risks, including those related to the Company's accounting, auditing and financial reporting practices. The Audit Committee reviews an annual risk assessment report, prepared by the Company's internal audit team, which identifies internal control risks and informs the internal audit plan for the next fiscal year. The Audit Committee also reviews reports of the anonymous calls made to the Company's ethics "hotline," and considers any material allegations and disciplinary actions brought to its attention as well as other reports of issues under the Company's Code of Ethics and Business

Practices, as defined in the "Additional Information" section. Additionally, the Audit Committee oversees corporate finance related risks and monitors the Company's financial condition, capital structure and financing strategies, and makes recommendations for mitigating associated risks. The Audit Committee also oversees and discusses with management other significant business risks, including those related to data privacy and network security. The Compensation Committee oversees risks arising from the Company's compensation policies and programs. The Compensation Committee has responsibility for evaluating and approving the executive compensation and benefit plans, policies and programs of the Company. The Nominating and Governance Committee oversees corporate governance risks, and oversees and advises the Board with respect to the Company's positions and practices regarding significant issues of corporate and social responsibility.

Consideration of Director Nominees.    Our Nominating and Governance Committee, composed entirely of independent Directors, is responsible for identifying and evaluating our nominees for Director. While the Board considers specific areas of expertise when identifying nominees, the Board seeks Board members with broad-based experiences, complementary skill sets and a number of areas of focus, who can make important contributions to the Board's deliberations and decisions on a wide variety of strategic and operational challenges. Furthermore, although there is no formal policy concerning diversity considerations, the Nominating and Governance Committee does consider diversity with respect to viewpoint, skills and experience in determining the appropriate composition of the Board and identifying Director nominees. In addition, the Board is committed to maintaining the Company's long-standing tradition of inclusion and diversity within the Board, following the Company's policy of non-discrimination based on sex, sexual preference, race, religion or national origin.

Process for Identifying and Evaluating New Director Candidates – The Nominating and Governance Committee regularly assesses the appropriate size of the Board and mix of Directors and solicits ongoing input from the Board (including the Chairman) with the goal of identifying and informally approaching possible Director candidates in advance of actual need.

When an expected or actual need for a new Director is identified, the Nominating and Governance Committee considers what qualities or skills would be most appropriate; this is informed by the then mix of talent and expertise of sitting Directors, developments (current and anticipated) in the Company's business, the skill set embodied by a departing Director, and other factors. In considering candidates, the Board is committed to maintaining the Company's tradition of inclusion and diversity within the Board. A set of search criteria, including those set forth under "Director Qualifications" below, is then developed by the Nominating and Governance Committee for discussion with the full Board. Once those search criteria are finalized, the Nominating and Governance Committee's practice is to engage one or more independent search firms to identify appropriate candidates, the Committee having the sole authority to retain and terminate any such search firms and determine the fees and terms of engagement of any such firms. Current Directors may also identify, either directly or through their personal networks, potential candidates meeting one or more of the criteria. Potential candidates may also come to the Nominating and Governance Committee's attention through shareholders and others. Once candidates who meet one or more of the search criteria are identified, the Nominating and Governance Committee evaluates and discusses the potential Director candidates with the full Board and arranges for meetings with appropriate candidates. The Nominating and Governance Committee discusses the results of these sessions and other background information and determines whether to make a recommendation to the full Board as to the candidate's nomination. The full Board, after considering the recommendation and report of the Nominating and Governance Committee, then determines whether to extend the candidate an offer to join.

Director Qualifications – The Board requires that all Director nominees be able to fulfill a Director's fiduciary duties in the best interests of the Company and all of its shareholders. In this connection, all nominees must meet the criteria listed in our Corporate Governance Guidelines under "Board Membership Criteria," including:

  ♠
  unquestioned integrity and strength of character;

  ♠
  practical and mature judgment;

  ♠
  substantial business experience with practical application to the Company's needs;

  ♠
  adequate time to devote to service on the Board;

  ♠
  no conflicts of interest that would interfere with Board service; and

  ♠
  a commitment to having a meaningful long-term equity ownership stake in the Company.

The Company also requires that:

  ♠
  a substantial majority of Directors be independent;

  ♠
  at least three of the independent Directors have the financial literacy necessary for service on the Audit Committee and that at least one of these Directors qualifies as an "audit committee financial expert";

  ♠
  some of the independent Directors have service as a senior executive of a public or substantial private company; and

  ♠
  some of the independent Directors have an in-depth familiarity with the apparel and retail industries.

The current composition of our Board reflects these qualities and attributes and is characterized by a complementary combination of backgrounds, areas of expertise and skill sets.

Process for Evaluating Incumbent Directors – As a general matter, the Nominating and Governance Committee is of the view that the continued service of qualified incumbents gives the Company the benefit of familiarity with and insight into the Company's affairs that its Directors have accumulated during their tenure, while contributing to the Board's ability to work as a collective body for the benefit of all of its shareholders. Accordingly, in selecting candidates for nomination at the Annual Meeting, the Committee begins by determining whether the incumbent Directors whose terms expire at the Annual Meeting desire and are qualified to continue their service on the Board. The Committee reviews and evaluates each incumbent's performance during her or his prior term. If the evaluation is favorable, the incumbent continues to satisfy the criteria for Board membership, and the Committee believes the incumbent will continue to make important contributions to the Board, the Committee will, absent special circumstances, nominate the incumbent for re-election as a Director.

Shareholder Nominations of Candidates for Election as Directors – The Nominating and Governance Committee will consider Director nominations submitted by shareholders that comply with the process for such nominations as set forth in the Company's Certificate of Incorporation and By-laws. The Nominating and Governance Committee will evaluate these candidates in the same manner as candidates recommended by other persons, except that the Nominating and Governance Committee may consider, as one of the factors in its evaluation of shareholder-nominated candidates, the size and duration of the interest of the nominating shareholder or shareholder group in the equity of the Company. A shareholder wishing to nominate a candidate for election as Director without inclusion of the nomination in the Company's proxy statement must submit written notice of the nomination to the Company's Corporate Secretary, at the Company's principal executive offices located at 2 Park Avenue, New York, New York 10016. Such notice currently must be given no less than 14 days nor more than 50 days, before any shareholders' meeting called for the election of Directors (except that if less than 21 days' notice of the meeting is given, then the notice from the nominating shareholder must be given no later than the seventh day after the day when the notice of the meeting was given). If Proposal 5 is approved at the Annual Meeting, in the case of an annual meeting of shareholders, such notice would be required not less than 60 days and not more than 90 days prior to the first anniversary of the date of the prior year's annual meeting of shareholders, subject to certain exceptions; and in the case of a special meeting of shareholders, (i) not less than the later of (x) 60 days prior to such special meeting and (y) 10 days following the day on which public announcement of such meeting is first made by the Company and (ii) not more than 90 days prior to such special meeting. Each such notice must include the name, age, business and residence address and principal occupation or employment of, and the number of shares of Common Stock beneficially owned by, each nominee, along with such information regarding the nominee as would be required to be disclosed in a proxy statement under SEC regulations, as well as the shareholder or group of shareholders making the nomination, information concerning any relationships between the nominating shareholder(s) and the nominee, the qualifications of the nominee to serve as a Director, and such other information required under the Company's By-laws which can be found on the Company's website at www.katespadeandcompany.com under "Corporate Governance" in the Investor Relations section. The notice from the nominating shareholder must also be accompanied by the consent of the nominee to serve if elected.

On February 24, 2016, the Board adopted a proposed amendment to the Company's Certificate of Incorporation and a proposed amendment and restatement of the Company's By-laws, both subject to shareholder approval at the upcoming Annual Meeting, to provide that a shareholder, or group of up to 20 shareholders, who have maintained continuous ownership of at least 3% of our Common Stock for at least three years may nominate and include a specified number of Director nominees in our annual meeting proxy statement. Under the Board's proposed amendments, the maximum number of shareholder-nominated candidates appearing in our annual meeting proxy statement would be the greater of two Director nominees and 20% of the number of Directors then serving on the Board of Directors. For a description of the Board's proposal which, if approved by the shareholders at the Annual Meeting, would implement a procedure to allow for proxy access, see page 61 of this Proxy Statement.

Communications with the Board.    Shareholders and other interested parties may communicate with the Board, the independent Directors as a group, any Board Committee or any individual member of the Board, including the Chair of the Nominating and Governance Committee, by either writing care of the Company's Corporate Secretary at 2 Park Avenue, New York, New York 10016 or by electronically mailing the Company's Corporate Secretary at corporate.secretary@katespade.com. All communications will be reviewed by the Company's Corporate Secretary, who will then forward such communications or a summary thereof to the appropriate Directors. Any communication related to accounting, internal controls or auditing matters will be brought promptly to the attention of the Chair of the Audit Committee.

DIRECTOR COMPENSATION

Directors, other than Directors who are Company employees, are compensated for their services. During 2015, independent Directors received the following compensation:

  ♠
  Annual Retainers:

      ♠
      $150,000 for serving as a Director, with approximately $100,000 payable in the form of Common Stock (the "Annual Stock Retainer"), subject to transfer restrictions discussed below; new Directors receive a pro-rata grant of the Annual Stock Retainer upon election and a pro-rata portion of the cash retainer, based on the number of whole and partial fiscal quarters to be served during the fiscal year of their election;

      ♠
      In addition, $100,000 for the non-executive Chairman of the Board for serving as such, with approximately $50,000 payable in the form of Common Stock, subject to the same transfer restrictions as the Annual Stock Retainer discussed below;

      ♠
      $10,000 for the Chair of the Nominating and Governance Committee for serving as such; and

      ♠
      $20,000 for the Chairs of each of the Audit Committee and Compensation Committee for serving as such.

  ♠
  $1,000 for each Board meeting and Committee meeting attended;

  ♠
  A $6,000 allowance for the purchase of Company products (based on prices which are net of the usual Company employee discount); and

  ♠
  Reimbursement for out-of-pocket travel expenses incurred in connection with attendance at Board meetings and Committee meetings.

The following table sets forth information concerning Director compensation earned by independent Directors and two former Directors for the 2015 fiscal year:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)

Bernard W. Aronson(4)	21,685	99,996	1,254	122,935

Lawrence S. Benjamin	79,004	99,996	2,069	181,069

Raul J. Fernandez	74,004	99,996	2,125	176,125

Kenneth B. Gilman	94,004	99,996	1,334	195,334

Nancy J. Karch	121,020	149,980	2,516	273,516

Kenneth P. Kopelman	59,004	99,996	450	159,450

Kay Koplovitz(4)	26,685	99,996	1,332	128,013

Douglas Mack	59,004	99,996	2,471	161,471

Jan Singer	39,343	62,613	2,357	104,313

Doreen A. Toben	94,004	99,996	2,587	196,587

(1)
The amount indicated includes the applicable annual cash retainer (inclusive of all applicable annual cash retainers for serving as a Committee Chair) as well as all applicable Board meeting and Committee meeting fees.

(2)
The amount indicated reflects the Annual Stock Retainer grant of 5,327 shares of Common Stock, granted on January 10, 2015, to Nancy Karch, the non-executive Chairman; the Annual Stock Retainer grant of 3,551 shares of Common Stock, granted on January 10, 2015, to each of the other Directors except for Ms. Singer and a pro-rated Annual Stock Retainer grant of 2,314 shares of Common Stock, granted on May 19, 2015, to Ms. Singer. The amounts indicated represent the dollar amount recognized by the Company for financial statement reporting purposes with respect to the 2015 fiscal year for the fair value of stock under Statement of Financial Accounting Standards Board ASC Topic 718, "Compensation – Stock Compensation." See Note 1 "Basis of Presentation and Significant Accounting Policies – Share Based Compensation" and Note 14 "Share Based Compensation" in the Notes to the Company's audited financial statements for the fiscal year ended January 2, 2016, included in our Annual Report on Form 10-K filed with the SEC on March 1, 2016.

(3)
Each Director is provided a $6,000 allowance for the purchase of Company products (based on prices which are net of the usual discount available to all Company employees for the purchase of Company products). The amounts listed above equal the taxable amount attributable to the actual allowance utilized, as applicable.

(4)
Mr. Aronson and Ms. Koplovitz served as Directors until the 2015 Annual Meeting of Shareholders and did not stand for re-election at that meeting.

The Company's Outside Directors' Deferral Plan (the "Outside Directors' Deferral Plan") enables each independent Director to elect, prior to any calendar year, to defer cash and/or Common Stock fees otherwise payable in that year. Deferred cash fees are deemed invested in phantom shares of Common Stock or credited with imputed interest at the prime rate plus 1%, whichever the Director specifies at the time of election. Deferred Common Stock fees are deemed invested in phantom shares of Common Stock, with dividends deemed reinvested in additional phantom shares. Upon a lapse of the deferral, payment is made in the form specified by the Director at the time of the deferral election.

The Company does not provide any retirement benefits to Directors.

The Company's Corporate Governance Guidelines set out the Board's expectation that each Director will accumulate over time a holding of shares of Common Stock having a value equal to three times the value of the Annual Stock Retainer. In addition, notwithstanding a Director having met such shareholding guideline, Annual Stock Retainer shares are (subject to an exception for sales made to pay taxes due on the receipt of such shares) non-transferable until the first anniversary of grant, with 25% becoming transferable on each of the first and second anniversaries of the grant date, and the remaining 50% becoming transferable on the third anniversary of the grant date. Any remaining transfer restrictions lapse one year after Board service ends, or immediately upon death.

Certain Relationships and Related Transactions

Written Related Party Transactions Policy.    The Company has adopted a written related party transactions policy detailing the policies and procedures relating to transactions which may present actual, potential or perceived conflicts of interest and may raise questions as to whether such transactions are consistent with the best interests of the Company and its shareholders. The Nominating and Governance Committee must review and approve any related party transaction proposed to be entered into or ratify any such transaction previously commenced or completed. The Nominating and Governance Committee may delegate its authority under the policy to the Chair of the Committee, who may act alone. Under the policy, no Nominating and Governance Committee member may participate in any review, consideration or approval of a transaction involving such member or their immediate family or any entity with which such Nominating and Governance Committee member is affiliated.

Under the Company's related party transactions policy, any relationship, arrangement or transactions between the Company and (a) any Director, senior officer or any immediate family member of either a Director or senior officer; (b) any shareholder owning more than 5% of the Common Stock; or (c) any entity in which any of the forgoing is employed or is a partner, principal or owner of a 5% or more ownership interest, is deemed a related party transaction, subject to certain exceptions, including (i) transactions available to all employees generally; (ii) transactions involving less than $100,000 in any twelve-month period; (iii) with respect to Directors, transactions deemed immaterial for purposes of Director independence determinations under the Company's Corporate Governance Guidelines, as described above; (iv) transactions involving compensation approved by the Company's Compensation Committee or Director compensation approved by the Board; and (v) any charitable contributions by the Company or the Kate Spade & Company Foundation to a charitable or not-for-profit organization for which a Director, senior officer or an immediate family member of a Director or senior officer serves as a director, trustee or is otherwise affiliated, where such contributions do not exceed $100,000 in any twelve-month period or which are non-discretionary contributions made pursuant to the Company's non-discriminatory matching contribution program.

Related Party Transactions.    There were no related party transactions in the 2015 fiscal year.

Proposal 2 – Advisory Vote on the Compensation of Our Named Executive Officers

SEC rules, implementing requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, enable our shareholders to vote to approve, on an advisory (non-binding) basis, the compensation of our Named Executive Officers, as disclosed in this Proxy Statement. At the 2011 Annual Meeting of Shareholders, shareholders voted to have this advisory, non-binding vote on an annual basis. Throughout this proxy statement, the individuals who served as the Company's Chief Executive Officer or Chief Financial Officer during fiscal 2015, as well as the other three individuals included in the Summary Compensation Table below, are referred to as the "Named Executive Officers".

As described in detail under the heading "Compensation Discussion and Analysis," our executive compensation programs are designed to attract, motivate, and retain our Named Executive Officers, who are critical to our success. Please read the "Compensation Discussion and Analysis" for additional details about our executive compensation programs, including information about the 2015 fiscal year compensation of our Named Executive Officers. Please also refer to "Summary Compensation" and other related disclosures beginning on page 46 of this Proxy Statement.

We are asking our shareholders to indicate their support for our Named Executive Officer compensation as described in this Proxy Statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we will ask our shareholders to vote "FOR" the following resolution at the Annual Meeting:

    "RESOLVED, that the compensation paid to the Company's Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby approved."

The results of this advisory vote, though not binding on the Company, will provide our Compensation Committee with an indication of investor sentiment about the overall compensation of our Named Executive Officers and the philosophy, policies, and practices described in this Proxy Statement, which the Compensation Committee will be able to consider when determining executive compensation for the 2016 fiscal year and beyond.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR PROPOSAL 2 TO INDICATE YOUR SUPPORT FOR THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

A Note from Our Compensation Committee

Dear Fellow Shareholder,

As stewards of the KS&C compensation program, we – the members of the Compensation Committee—are highly focused on getting executive compensation right. For us, that means being committed to ensuring that our pay program is aligned with the interests of our shareholders, and supports the achievement of those objectives that drive the creation of long-term, sustainable shareholder value.

The message of our Say on Pay vote last year was clear: our shareholders felt that our legacy compensation program had fallen short, and were looking for meaningful changes. Shortly after the vote, our Committee retained a new primary compensation consultant and together we conducted a comprehensive assessment of all aspects of our pay program, with an emphasis on identifying the features of our legacy program that our shareholders found problematic. This inquiry ranged from a re-examination of our pay philosophy and competitive landscape, to the design of particular pay vehicles and our approach to shareholder engagement and outreach. The Committee then developed a list of potential changes to our compensation program to be reviewed with our shareholders.

Our next order of business was validating the work the Committee had done via a focused and extensive shareholder outreach and engagement program. In the fall of 2015, we made a significant effort to engage with our shareholders. Our Committee Chair, Kenneth Gilman, assisted by our human resources and investor relations staff, reached out to shareholders representing 87% of our outstanding shares. We met with 16 of our top 20 shareholders and held direct discussions with every shareholder who accepted our invitation to talk. In all, we were able to hold meetings with shareholders representing 77% of our outstanding shares: 9 one-on-one in-person meetings with shareholders representing 58% of our outstanding shares, and 8 separate telephonic meetings with shareholders representing an additional 19%. We sought, throughout this dialog with our shareholders, to identify any particular issues that might result in a negative vote, and to solicit input and feedback on potential compensation program changes (including those our study had preliminarily identified). During this period, our Committee held 4 meetings, at which the perspectives and suggestions of the shareholders we met with were shared, discussed, considered, and often endorsed. We have taken meaningful steps in fashioning the 2016 compensation program to address the key concerns raised. In summary (and as further discussed in the CD&A that follows), starting with 2016 determinations and awards:

  ♠
  We have lowered the maximum amount payable to each executive under our PSU program;

  ♠
  We have toughened the TSR modifier applicable to PSU payouts, such that the penalty for poor relative TSR performance will be greater than the reward for equivalent relative TSR outperformance. Specifically, a bottom quartile underperformance will result in a larger percentage drop in the award than the percentage benefit from a top quartile outperformance;

  ♠
  We are providing enhanced disclosure regarding the rigors of our goal setting process;

  ♠
  We have revised our pay positioning philosophy to target the median (50th percentile), replacing our historical use of the 75th percentile; and

  ♠
  We have re-evaluated and restructured our pay comparator group to emphasize the inclusion of companies closer in size to the Company.

In addition, we will be considering, in 2017 and beyond, other items raised by a number of shareholders – for example, including capital-related performance metrics and/or adding more subjective/qualitative goals.

We are committed to making our shareholder outreach program a permanent part of our annual process and encourage you to reach out with any questions or concerns related to our compensation program. Correspondence can be addressed to the Compensation Committee, Kate Spade & Company, Attn.: Corporate Secretary, 2 Park Avenue, New York, NY 10016.

Sincerely,

KS&C Compensation Committee

LAWRENCE S. BENJAMIN
RAUL J. FERNANDEZ
KENNETH GILMAN (CHAIRMAN)
JAN SINGER
DOREEN A. TOBEN

Compensation Discussion and Analysis

This Compensation Discussion and Analysis ("CD&A") describes the design and operation of the compensation program for our Named Executive Officers ("NEOs"). During 2015, our NEOs were the following individuals:

Name	Title

Craig Leavitt	Chief Executive Officer

Deborah Lloyd	Chief Creative Officer

George Carrara	President & Chief Operating Officer

Thomas Linko	Senior Vice President, Chief Financial Officer

Linda Yanussi	Senior Vice President, Global Operations and Chief Information Officer

This CD&A is organized into four sections:

  ♠
  Overview (Page 26)

  ♠
  Executive Compensation Program Elements (Page 35)

  ♠
  Compensation Process (Page 41)

  ♠
  Executive Compensation Tables (Page 46)
Overview

The fundamental goal of our compensation program is to pay for performance – motivating executives to drive capital-efficient, profitable multi-year quantitative and qualitative growth that will create sustained long-term shareholder value.

Key Pillars of Our Compensation Philosophy Include:

Align the Interests of Executives and Shareholders – Our Compensation Committee sets financial metrics in the annual and long-term incentive plans to focus the executive team on the drivers of shareholder value and brand profitability and growth. A significant majority of the compensation opportunity at target is variable (83% for our CEO and 74% in the aggregate for our other four NEOs). The Committee strives to select performance metrics that align the Company's annual budget, long-range plan and relevant investor evaluation metrics with those key objectives that support executive focus on our critical business drivers.

Balance Compensation Over the Short- and Long-Term – We provide a balanced mix of compensation elements that focus on both short-term performance (salary and annual incentives paid in cash) and achieving long-term goals (equity incentive compensation).

Attract, Retain, and Reward Executives – Talent is the critical component for our success, particularly in our industry, where fashion continually evolves, distribution and marketing channels and strategies are undergoing rapid change and we principally compete against much larger companies. To successfully achieve our goals in this environment requires unique creative talents combined with commercial and managerial capability. To date, we have been successful in attracting, retaining and developing the talent we need to achieve our goals. One of our primary compensation objectives is to ensure that our pay programs remain a critical competitive element in sustaining the Company's ability to be an employer of choice and hopefully exceed our long-term growth plans.

Consider Risk – Our compensation programs are balanced (short and long-term, cash and equity) and focused on appropriate performance metrics consistent with our financial operating plans and strategies, to encourage consistent superior performance over sustained periods of time. The Committee believes our programs should encourage decision-making that drives growth while discouraging excessive risk taking.

Shareholder Engagement and Compensation Changes

At our annual meeting last year, a majority of shares were cast against our advisory proposal to approve the compensation of the Company's NEOs for 2014. Prior to that meeting and informed by shareholder feedback, we had already made significant changes to our compensation program for 2015. Determined to more fully understand and address investor concerns following our 2015 annual meeting, our Compensation Committee increased its outreach and engagement with shareholders, led by Kenneth Gilman, who joined the Compensation Committee and was appointed Chairman in June of 2014.

Since the 2015 annual meeting, we sought meetings with shareholders representing 87% of our outstanding shares and held meetings (in-person where practical) with shareholders representing 77% of our outstanding shares. Committee Chairman Gilman was present in conversations with shareholders representing 73% of our outstanding shares. The concerns expressed by our shareholders in these meetings were collected, reviewed and shared with the Compensation Committee and the full Board, and informed significant subsequent changes in our executive compensation program for 2016 and going forward.

Key Themes from Investor Outreach and Engagement

♠
Change in Performance Metrics: Shareholders supported the use of Cumulative Adjusted EBITDA and Average Cumulative Adjusted EBITDA Margin % as the metrics under the Long-Term Incentive Program that most closely align with our long-term strategy. These metrics are consistent with previously communicated financial goals and are reflective of how many of our shareholders evaluate the Company's performance. Shareholders also supported the simplification of the performance metrics for the Annual Cash Incentive Plan to include solely Adjusted Operating Income.

♠
TSR Modifier in the PSU Program: In 2015, when we adopted absolute financial performance metrics as the basis for 60% of our Long-Term Incentive Program, we also felt that a direct link needed to be established between the payout under this program and our stock performance versus a market benchmark. Based upon suggestions from shareholders, for 2016 we adopted an asymmetrical approach with a greater downside adjustment that will disproportionately affect the payout should we experience poor relative total shareholder return ("TSR").

♠
Pay Mix and Targeting at Median: Shareholders recommended reducing maximum payouts, targeting pay at the market median and more closely aligning payouts with the Company's market performance.

♠
Long-Term Incentive Program Structure: Some shareholders expressed concerns over the use and design of market share units ("MSUs") in our Long-Term Incentive Program, indicating a preference for other forms of equity awards. Many of these shareholders indicated a further preference for time-vested restricted stock units ("RSUs") over MSUs and stock options as the second element in the long-term program given that performance share units ("PSUs") comprise 60% of our Long-Term Incentive Program.

♠
Companies in Pay Comparator Group: A number of shareholders voiced concerns over the companies in our pay comparator group, citing the inclusion of companies significantly larger than Kate Spade & Company. Shareholders also recommended enhanced disclosure regarding considerations informing the selection of Company peers and any changes made to the pay comparator group.

From this shareholder feedback, we made the following changes to our compensation program:

Changes Made for 2015			Additional Changes Made for 2016

♠	Introduced enhanced financial performance metrics to Long-Term Incentive Program		♠	Reduced the maximum payout in the PSU program
	-	Added 3-year Cumulative Adjusted EBITDA and 3-year Average Cumulative Adjusted EBITDA Margin % as performance measures and changed relative TSR to serve as a modifier		-	Maximum payouts for surpassing Cumulative Adjusted EBITDA and Average Cumulative Adjusted EBITDA Margin % targets and achieving top quartile relative TSR performance set at 200% of target (versus 250% for the 2015 program)

♠	Re-weighted long-term incentive pay mix		♠	Discontinued MSUs and options
	-	Re-weighted mix to include 60% performance-based PSUs, 20% stock options and 20% MSUs, to enhance alignment of executive compensation with critical business objectives and TSR		-	Amended the long-term incentive pay mix to consist of 60% PSUs and 40% time-vested RSUs

♠	Modified Annual Cash Incentive Plan		♠	Added an asymmetrical TSR modifier in
	-	Eliminated Free Cash Flow as a		the PSU program
		performance measure and tied payout solely to Adjusted Operating Income		-	Downward adjustments for bottom quartile performance to be greater than upward adjustments for top quartile performance

			♠	Enhanced disclosure
				-	Enhanced disclosure of target-setting process including alignment of operating plans and pay plan targets with reference to the rigor of target setting

			♠	Revised pay positioning philosophy
				-	Targeted market median instead of 75th percentile

			♠	Modified pay comparator group
				-	New group to consist of 10 companies sized more narrowly around our annual revenue

Business and Performance in Context

Kate Spade & Company (NYSE: KATE) is the namesake of kate spade new york®, a global, multichannel lifestyle brand that operates in four categories: women's, men's, children's and home. We are a leader in the accessible luxury market, with success across multiple lifestyle categories.

The Transition to Kate Spade & Company

On February 25, 2014, Fifth & Pacific Companies, Inc., changed its name to Kate Spade & Company and began trading on the NYSE under the ticker symbol "KATE". This milestone marked the final phase of a multi-year effort to unlock value for shareholders and create a global multi-channel lifestyle brand, focused on the continued growth in scale and profitability of the Kate Spade mono-brand. With the organizational transformation complete, Kate Spade & Company was positioned to enter a new era of growth, pursuing both product category and geographic expansion.

(1)	Net Sales and Adjusted EBITDA are for the former Kate Spade reportable segment as reported in the Company's 2013 Annual Report on Form 10-K. Adjusted EBITDA excludes certain corporate costs. For more information, see Note 18 to the financial statements included in the 2013 Annual Report.
(2)	FY2013 Comparable Adjusted EBITDA is a non-GAAP performance measure that the Company uses to measure the performance of its business (including corporate costs) after giving effect to the disposition of the Juicy Couture and Lucky Brand businesses and certain corporate cost savings. Please see App-B-5 of Appendix B for a reconciliation of results.
(3)	Reflects adjustments to remove the estimated Adjusted EBITDA of Kate Spade Saturday, Jack Spade brick and mortar, Kate Spade Brazil and Adelington Design Group exiting brands (Trifari, Trina Turk and Kensie)

Note: The Company presents its financial results in accordance with U.S. generally accepted accounting principles ("GAAP") and on a non-GAAP basis. Adjusted EBITDA, Comparable Adjusted EBITDA and Adjusted EBITDA, Excluding Wind-Down Operations, as displayed above, are non-GAAP measures. Appendix B provides the reconciliations of adjusted results.
  ♠
  1993: Kate Spade begins as a small, aspirational niche brand

  ♠
  2006: Brand growth stalls and the business is unprofitable; acquired by Liz Claiborne, Inc. (predecessor to Fifth & Pacific Companies, Inc.)

  ♠
  2007 – 2008: Deborah Lloyd and Craig Leavitt are brought on to re-energize the business and secure the foundation of kate spade new york as an accessible luxury brand

  ♠
  2012 – 2014: Fifth & Pacific management team streamlines the Company's portfolio, selling intellectual property rights in Juicy Couture and selling the Lucky Brand business, clearing the path for a standalone Kate Spade & Company

Under the combined leadership and creative vision of Craig Leavitt and Deborah Lloyd, the Kate Spade collection has expanded to include ready-to-wear, fashion accessories, small leather goods, tech accessories, jewelry, watches, shoes, children's wear, legwear, eyewear, beauty, stationery, and home goods. Under their leadership, Adjusted EBITDA, Excluding Wind-Down Operations grew to $202.9 million in 2015 and the kate spade new york brand global retail footprint by more than 200% since 2010.

Operational and Financial Performance Highlights

In 2015, we delivered strong operational and financial results, including substantial Adjusted EBITDA improvement over 2014, continued robust sales growth, and significant growth in direct-to-consumer sales and in our International segment. We invested to support our continuing growth story, including opening 33 new branded stores, even as we reduced net debt by $123.0 million.

Sales Growth	Adjusted EBITDA ($M)	Adjusted EBITDA Margin %	Operating Income ($M)

  (1)
  Net sales in 2015 exclude wind-down operations; net sales in 2014 exclude wind-down operations and are adjusted for the impacts of changes in foreign currency exchange rates and strategic initiatives in 2014.

  (2)
  Adjusted EBITDA and Adjusted EBITDA Margin % in 2015 exclude wind-down operations.

Notwithstanding this strong and improved performance, we experienced a significant decline in our stock price during 2015 amidst considerable industry volatility. The consumer retail sector, and many of our direct peers, have recently suffered significant P/E declines. This has led to P/E multiple compression in our sector at large and in particular at KS&C. However, despite these challenges, we remain the leader among all, but one, of our primary peers in share price gains and P/E performance over five years. As illustrated in the chart below, our share price increased substantially from 2012 to mid-2014. In 2014, economic pressures on the consumer retail sector at large and our stock led to negative effects into 2015.

 Share Price Appreciation vs. Primary Peers (2011 to 2015)
(as of December 31, 2015)

Total Shareholder Return
(as of December 31, 2015)

Strategic Priorities and Key Accomplishments in 2015

Strategic Priorities

♠	Focus on building and deepening customer relationships through storytelling	♠	New store elements to enhance customer engagement, promote quality of sale and attract new customers	♠	Continue to refine customer experience on our e-Commerce site – our ultimate flagship

Key Accomplishments in 2015

✓	20.6% increase in Net Sales(1)	✓	12.6% direct-to-consumers comparable sales growth	✓	9.4% Comp store sales growth, excluding e-Commerce

✓	Increase in Adjusted EBITDA Margin of 380 basis points(2)	✓	Total net debt reduced by $123.0 million	✓	19.9% growth in our International segment(1)

KS&C was one of only two brands to receive the prestigious "digital genius" rating by L2 Inc.'s Digital IQ Index: Fashion in 2015. The other retail companies considered for this distinction included many of our talent competitors, all significantly larger by market capitalization and sales.

  (1)
  Net sales in 2015 exclude wind-down operations; net sales in 2014 exclude wind-down operations and adjusting for the impacts of changes in foreign currency exchange rates and strategic initiatives in 2014

  (2)
  2015 Adjusted EBITDA Margin excludes the results of wind-down operations

2015 Compensation Program Overview

The table below summarizes our executive compensation program for 2015. As noted above, we are making significant adjustments in the program for 2016 and going forward.

CEO and NEO Pay Mix for 2015

Our Compensation Program Reflects Governance Best Practices

What We Do		What We Don't Do

♠	Align executive compensation with performance, including link to shareholder returns through long-term incentives	X	Permit hedging or pledging of Company stock

♠	Cap individual payouts under all incentive plans	X	Reprice underwater options

♠	Set robust stock ownership guidelines (5x base salary for CEO)	X	Provide excise tax gross-ups

♠	Require "double trigger" change-in-control provisions	X	Provide gross-ups for perquisites

♠	Require CEO and Chief Creative Officer to retain shares past retirement*	X	Provide excessive perquisites

♠	Have a clawback program

♠	Retain an independent compensation consultant

♠	Seek shareholder feedback and endeavor to make changes in response

For additional information on our compensation governance practices, see page 16.

* Upon resignation without "good reason" or retirement, CEO and Chief Creative Officer are required to retain the number of shares that they hold as of the termination date to comply with their stock ownership requirement for at least six months. See the description of the CEO's and Chief Creative Officer's employment agreements in the section titled "Agreements with the Named Executive Officers" for additional details.

Compensation Discussion and Analysis in Detail

Executive Compensation Program Elements

The fundamental goal of our compensation program is to pay for performance – motivating executives to drive capital efficient, profitable multi-year quantitative and qualitative growth that will create shareholder value over time.

Over the past two years, in direct response to shareholder feedback, we made significant modifications to our compensation program. Due to the timing of our grant cycles, shareholder outreach and the transition to a new Compensation Committee Chairman, last year we made meaningful changes to our 2015 program and, for our 2016 program, additional changes, in particular to our long-term incentive plan. The primary elements of our 2015 compensation program were base salary, annual incentives and long-term incentives (PSUs for 60%, MSUs for 20% and options for 20%).

The elements of our 2015 executive compensation program are summarized in the table on page 33 above, and are described in detail below.

Base Salary

Base salaries for our NEOs are determined by our Compensation Committee after consideration of a variety of factors including (1) scope and complexity of the role; (2) experience; (3) performance of the individual; and (4) comparisons to the external market and internal management team.

Occasionally adjustments are made, at the Committee's discretion, when the Committee believes that an executive's salary is not reflective of the appropriate relative positioning when compared to either internal or external reference points, or when a promotion or other change in responsibilities or contribution warrants adjustment.

Annual Cash Incentive Plan

Annual bonuses are paid out under our Annual Incentive Plan ("AIP") to our NEOs and other corporate associates each March for performance in the previous fiscal year. Our annual incentive program is designed to motivate and reward executives for achievement of short-term annual objectives believed by the Compensation Committee to be critical drivers of sustainable stock price growth over the long-term.

Annual Incentive Plan Performance Metric and Target Setting Process

In 2015, we tied 100% of the annual incentive opportunity to Adjusted Operating Income. The Compensation Committee selected this metric because it is a critical driver of our performance and sustainable shareholder returns over the long-term while serving as an appropriate measure in a short-term program.

The Committee selected threshold, target and maximum performance goals. This performance range reflects the Committee's commitment to setting rigorous and aggressive goals that reflect expected performance of a growth company and support our long-term plan. At the same time, while the maximum performance goal was determined by the Committee to be challenging, it was also judged to be appropriate within the context of the Company's strategic plan and not reasonably likely to encourage inappropriate or excessive risk-taking.

2015 Annual Incentive Plan (AIP)

	Threshold	Target	Maximum	Actual

Metric (Adjusted Operating Income ($M))	$106.8	$147.8	$183.8	$151.8

AIP Payout (% of Target)	0%	100%	200%	106%

Annual Incentive Plan Targets and Payouts

Annual incentive targets as well as actual incentive plan payouts for fiscal 2015 performance are provided in the chart below.

Named					Total Annual
Executive		Annual Incentive Target		Payout as %	Incentive Plan

Officer	Base Salary	% Base Salary	$ Value	of Target	Payout

C. Leavitt	$1,500,000	150%	$2,250,000	106%	$2,385,000

D. Lloyd	$1,900,000	175%	$3,325,000	106%	$3,524,500

G. Carrara	$750,000	100%	$750,000	106%	$795,000

T. Linko	$395,000	50%	$197,500	106%	$209,350

L. Yanussi	$410,000	50%	$205,000	106%	$217,300

Long-Term Incentive Program

The Company annually grants long-term incentive ("LTI") awards as part of our ongoing compensation program. Our long-term incentive program is designed to motivate and reward executives when:

  ♠
  We meet and/or exceed rigorous financial goals

  ♠
  The Company's total shareholder return keeps pace with or exceeds a broader market index

  ♠
  Shareholders realize gains

The Majority of Our Long-Term Incentive Pay Vests Based on Operational Performance

In 2015, our long-term incentive grants reflected a mix of PSUs, MSUs and options. Based on shareholder feedback, we have made changes to modify the mix of vehicles for long-term grants in 2016 and going forward.

Beginning in 2016, our long-term incentive program eliminates MSUs and options and reflects a mix of PSUs and time-vested RSUs. Not only will this change simplify our program, but it will provide clarity of focus on strategic financial performance.

The Compensation Committee believes that the focus on long-term incentives generally, and the significant weighting applied to PSUs in particular, provide strong alignment between executive pay and the interests of shareholders.

2015 Long-Term Incentive Targets for Our NEOs

	Total Target Long-Term Incentive Opportunity ($M)*

NEO	PSUs	MSUs	Options

C. Leavitt	$3,000,000	$1,000,000	$1,000,000

D. Lloyd	$1,965,000	$655,000	$655,000

G. Carrara	$900,000	$300,000	$300,000

T. Linko	$210,000	$70,000	$70,000

L. Yanussi	$210,000	$70,000	$70,000

* With the exception of options, all target long-term incentive values approved by the Compensation Committee are converted to shares or units using the average close over the prior consecutive 40 trading days through the date of grant. The number of options awarded is determined by dividing the target LTI value by the Black-Scholes value of the option on the date of grant.

Performance-Based Stock Units (PSUs)

Our 2015 PSU awards will be earned based upon the achievement of rigorous financial performance goals with respect to Cumulative Adjusted EBITDA and Average Cumulative EBITDA Margin % over the three year period 2015 to 2017. After the awards have been earned, the payout amounts will be further adjusted to reflect our TSR performance relative to that of other companies in the S&P MidCap 400 (the "Index TSR").

The Committee's selection of an index as the relative measure rather than the peer group was based on two key considerations:

  (1)
  The Committee wanted to minimize the potential for volatility of outcomes commonly observed for TSR plans when there is a small reference group (particularly given the size and constituents in the Company's peer group).

  (2)
  Since companies must compete across all sectors for investment dollars, the Committee determined that a broader, general industry index (as opposed to a strictly retailing index) provided a greater alignment with investors. Since the Company is listed on the S&P 400

    MidCap, the Committee believed it was appropriate to use that index as relative measure of company performance.

Below is the calculation used to determine PSU payouts:

* In 2015, the number of performance shares which could be earned ranged from 0 to 200% of target; in 2016, the number of performance shares which can be earned range from 0 to 160%.

** In 2015, the relative TSR modifier adjusted awards ±25%, depending upon performance. Beginning with awards in 2016, the relative TSR modifier decreases shares earned by –33% for poor relative TSR performance, while only increasing shares earned by +25% for exceptional relative TSR Performance.

The scaling of our performance targets from threshold to maximum is evaluated on a year by year basis. The Committee sets rigorous goals for target payout and considers a variety of different factors when determining the performance scale and payout; examples include performance in the previous year and expected future performance.

2015 Performance Metrics and Target Setting Process

For 2015 awards, the Compensation Committee selected Cumulative Adjusted EBITDA and Average Cumulative Adjusted EBITDA Margin % because it believes that these two metrics are currently the fundamental drivers of long-term financial performance necessary to generate significant returns for shareholders over the long-term. These measures focus management squarely on growth and margin in the mono-brand strategy that the Board believes will maximize long-term shareholder value. The use of a TSR modifier further reinforces the importance of strong relative stock price performance over the three-year period.

When selecting the three-year performance targets for the 2015 PSUs, the Compensation Committee considered, among other metrics, the Company's communicated forward guidance of Adjusted EBITDA Margin % of 18-20% for 2016. Based upon the Compensation Committee Chairman's solicited investor feedback during our engagement process, in order to demonstrate the rigor of the 2015 performance targets, the Compensation Committee determined that it would be appropriate to disclose:

  ♠
  The Company's 2015 Annual Incentive Plan payout at target was equal to and based upon the Company's 2015 budget

  ♠
  The Company's 2015 budget was the first year of the Company's three year 2015-2017 long-range plan

  ♠
  The long-range plan's Cumulative Adjusted EBITDA and Average Cumulative Adjusted EBITDA Margin % represent target performance for these components under the 2015 Long-Term Incentive Plan

  ♠
  The Company's 106% payout under the 2015 Annual Incentive Plan represents an increase in Adjusted EBITDA Margin of 380 basis points versus 2014

  ♠
  The Cumulative Adjusted EBITDA target for the balance of the 2015-2017 Long-Term Incentive Program period is premised on Adjusted EBITDA Margin in excess of 20%.

The table below summarizes TSR impact on 2015 Long Term Incentive Program PSU payouts:

Goal	20 Percentage Points Below	Between Thresholds	>20 Percentage Points Above
	S&P MidCap 400 Index		S&P MidCap 400 Index

Adjustment to Performance Shares Earned	Decreased by 25%	Straight-Line Interpolation	Increased by 25%

For the 2015 program, if the Company's TSR performance exceeds the Index TSR by more than 20 percentage points over the period 2015 to 2017, the number of shares earned under the program pursuant to achievement of our Cumulative Adjusted EBITDA and Average Cumulative Adjusted EBITDA Margin % are increased by up to 25%; conversely, if our Company's TSR performance underperforms the Index TSR by more than 20 percentage points, the number of shares earned is decreased by up to 25%. To the extent that the Company's TSR as compared to the Index TSR falls between two performance boundaries, the percentage of the target performance shares that shall vest and become earned shall be determined by the use of straight-line interpolation.

For the 2016 Long Term Incentive Program, in response to shareholder feedback, the Compensation Committee has adjusted the TSR modifier such that relative TSR performance in the bottom quartile will result in a 33% reduction in payouts under the program, while relative TSR performance in the top quartile will result in a 25% increase in payouts under this program. This ensures that executives will be disproportionately affected by poor relative TSR. Should TSR performance fall in the second or third quartiles, no TSR modifier will be applied to the number of shares earned under the EBITDA components of the program. In addition and in response to shareholder feedback, the maximum payout before applying the TSR modifier was reduced to 160% under the 2016 program from 200% in 2015.

Market Share Units (MSUs)

Consistent with our practice, we granted MSUs to our NEOs in 2015 to provide an opportunity to both earn more shares and increase the value of those shares as the stock price appreciates. Conversely, the plan design underlying the MSUs incorporates a significant risk as the total number of shares awarded decreases in tandem with any decline in stock price.

Half of the MSUs in our 2015 program have a two-year performance period from 2015 to 2016 and half have a three-year performance period from 2015 to 2017. The total number of MSUs earned is determined by dividing the stock price at the end of each performance period by the stock price on the grant date and multiplying the result by the number of target shares in that tranche. The beginning and ending prices are determined by using the prior 40 day closing average of the company's Common Stock. The total minimum and maximum number of shares awarded for each tranche is between 30% and 200% of target shares.

In response to concerns and recommendations raised by our shareholders during our ongoing engagement efforts, the Compensation Committee has decided to eliminate MSUs beginning with our 2016 LTI program.

Options

When we increased PSUs in 2015 to 60% of the Long Term Incentive Program that year (from 50% in 2014) and reduced MSUs to 20% (from 50%), we granted options for the remaining 20%.

Options were granted with an exercise price equal to the fair market value of a share on the date of grant. They vest 25% on each of the first and second anniversaries of the date of grant, and 50% on the third anniversary to promote retention through the entire vesting period. The options will expire on the seventh anniversary of the date of grant.

In response to concerns raised by our shareholders during our ongoing engagement efforts, the Compensation Committee has decided to eliminate options beginning with our 2016 LTI program.

Restricted Stock Units (RSUs)

In response to recommendations received from shareholders during our most recent engagement efforts, beginning in 2016, we will incorporate time-vested restricted stock units into our long-term incentive program to promote a clear alignment between the interests of our executives and those of our shareholders. PSUs will continue to constitute 60% of the long-term awards, with 40% delivered in RSUs. The awards will vest in three equal tranches on each of the first, second and third anniversaries of the date of grant.

Our Program is Heavily Weighted Towards Variable Incentive Pay

As presented previously, the charts below demonstrate the emphasis placed on variable pay versus fixed compensation.

Other Elements of Our Compensation Program

Perquisites and Executive Benefits

We offer our NEOs a total compensation package that emphasizes long-term contribution and stability rather than extra benefits, particularly benefits not available to a broader employee population.

Our NEOs receive the same medical, dental, vision, employee discount and 401(k) benefits as the broader associate population.

The perquisites provided to our NEOs are available to other executives in the Company and include an Executive Life Insurance Program providing coverage equal to two times annual base salary, clothing allowance, financial counseling and for certain executives, unlimited use of a car service for business purposes only.

Employment and Severance Agreements

In January 2014, the Company entered into employment agreements with Mr. Leavitt and Ms. Lloyd in connection with their transition to Chief Executive Officer and Chief Creative Officer, respectively. Additionally, the Company has entered into Executive Severance Agreements with each of the NEOs. These agreements are described in more detail below under the "Agreements with the Named Executive Officers" section.

Compensation Process

Our Philosophy Regarding Competitive Pay Positioning

The Compensation Committee does not use competitive market data as the sole determinant of executive pay, but rather uses this data as one of several reference points considered when evaluating the appropriateness of target pay levels for the management team. Other important considerations include each executive's particular experience, unique and critical skills, scope of responsibilities, proven performance, succession management and retention considerations, and the need to recruit new executives. Additionally, the Committee considers pay in the context of the complex dynamics of the Company's business, including:

  ♠
  Planned high growth trajectory of the Company

  ♠
  Highly competitive luxury retail market

  ♠
  Limited pool of world class creative talent among luxury competitors

  ♠
  Need for talent capable of continually evolving brands and engaging customers while staying true to our unique aesthetic and brand voice

  ♠
  Need for talent with the skills and breadth required to conceptualize and realize new lifestyle offerings consistent with our brand before sales for those offerings have materialized

As an initial starting point, the Compensation Committee now considers the median of the competitive market when making determinations regarding pay levels for individual executives, with adjustments made, either up or down, to reflect the additional factors described above.

The Compensation Committee does not have specific benchmarking targets for individual pay elements, but rather determines pay mix on an individual basis. Each individual's pay mix is reflective of the competitive market for that position, as well as the Committee's judgment of the mix most appropriate to retain and motivate that executive to achieve the strategic objectives of the Company.

Our Sources for Competitive Market Data

Unlike many companies, our most meaningful talent competitors are larger than KS&C on a sales and market capitalization basis. Companies in the luxury retail market are unique in that the size of the company rarely correlates to the true power and desirability of the brand. For example, leaders in our industry are often attracted to the opportunity to work for a particular brand, rather than a particular company. Additionally, launching new products or brands in our space requires individuals with the talent and skills required to conceptualize and bring to market a fully realized offering, consistent with the global brand, regardless of whether sales are initially $1 or $100 million; it is quite difficult and risky to seek to "upgrade" talent as the product or brand awareness and corresponding sales grow.

Our business is rapidly growing, and we need an executive team capable of understanding and embracing who we are as a brand and effectively managing our business for the long-term benefit of our shareholders. For this reason, the companies from whom we recruit talent, and the companies to which we believe we are most vulnerable to lose talent, are not necessarily constrained by the typical ..5x to 2x revenue rule of thumb used by most companies to develop a comparator group for purposes of assessing compensation levels and practices. The Compensation Committee has had extensive conversations with shareholders about these challenges, and continually reviews the set of comparators to ensure that we remain mindful of the views of our shareholders while also ensuring that we can effectively recruit, motivate and retain the talent we need to successfully manage our business.

Our comparator groups were initially developed in 2014, following our transition to the new KS&C. Companies currently selected for inclusion are of similar size and in similar industries, with a particular focus on companies that share other characteristics with us, including similar or related products, companies on our non-compete list, companies with meaningful e-commerce channels, meaningful international sales, high growth, and/or recently completed initial public offerings or spin-offs.

In addition to our Primary Peer Group, the Compensation Committee also referenced a Secondary Peer Group. The Secondary Peers, although much larger than KS&C, represent key sources and possible destinations for executive talent and are some of our most direct business competitors and for this reason represented a critical point of reference for Mr. Leavitt and Ms. Lloyd. This group serves as a secondary reference point for the Compensation Committee.

The historical Primary Peers consisted of the following (those removed as Primary Peers for 2016 in italics): Ann, Lululemon Athletica, Under Armour, Express, Michael Kors Holdings, Vera Bradley, Guess?, Tumi Holdings, Vince Holdings, J. Crew Group, and Urban Outfitters.

The historical Secondary Peers consisted of the following: Abercrombie & Fitch, Burberry Group, Coach, and Ralph Lauren.

In 2015, as part of its annual review of compensation-related matters, and in consideration of concerns raised by our shareholders, the Compensation Committee reconsidered the constituents of the Primary and Secondary Peer Groups. The Compensation Committee made modifications to both the Primary and Secondary Peer Groups, with a particular focus on ensuring that Primary Peers were size-appropriate and removing companies that had been acquired. The current approved groups consist of the following companies (companies added in italics):

Current Primary Peer Group

Columbia Sportswear Company	Guess?, Inc.	Steve Madden, Ltd.

Express, Inc.	J. Crew Group, Inc.	Tumi Holdings, Inc.

G-III Apparel Group, Ltd.	Lululemon Athletica, Inc.	Vera Bradley, Inc.

Vince Holdings, Inc.

Secondary Peer Group

Abercrombie & Fitch	Coach, Inc.	Ralph Lauren Corp

Burberry Group Plc.	Michael Kors Holdings Ltd.	Urban Outfitters, Inc.

Under Armour, Inc.

Participants in the Process

The Role of the Compensation Committee and its Independent Consultant

Our executive compensation programs, policies and plans are evaluated and approved by the Compensation Committee. As part of the annual compensation approval process, the Compensation Committee considers the advice of management, as well as that of its independent compensation consultants. In 2015, our independent compensation consultants were Semler Brossy and Steven Hall & Partners.

For additional information regarding the role of the Compensation Committee and services provided by its independent compensation consultants in 2015, please see the section entitled "Compensation Committee" on page 16.

The Role of Management

Our management develops proposals and recommendations regarding pay changes, awards, plan design, appropriate performance metrics and targets for our annual and long-term incentive compensation programs for the Compensation Committee's consideration and approval. Our management is also responsible for responding to any Compensation Committee requests for information, analysis, or perspective as it relates to topics that may arise during the course of the year. No executive officer is involved in the determination of his or her own compensation.

Our Compensation Governance Policies

Stock Ownership Guidelines and Retention Policies

In order to further align the interests of our executives with those of our shareholders, the Compensation Committee has adopted executive stock ownership guidelines. These guidelines apply to the NEOs as well as other senior executives in the Company. Individuals are required to hold a number of shares of Company Common Stock having a value established as a multiple of base salary. The multiples of base salary for the NEOs are:

  ♠
  Five times for the Chief Executive Officer

  ♠
  Four times for the Chief Creative Officer

  ♠
  Two times for the other Named Executive Officers

Until the applicable multiple of salary requirement is met, the guidelines require the executive to retain 75% of the net, after-tax shares received from any long-term incentive awards. The Company's objective is to have executives reach their guideline within five years, provided that in the event of a promotion which results in an increase in the number of shares required to be held, the individual is provided five years to meet the new requirements, starting from the promotion date.

In addition, Mr. Leavitt and Ms. Lloyd, upon their resignation of employment from the Company without Good Reason or due to retirement, are contractually obligated to retain the number of Company shares that they hold as of the date of termination to comply with their stock ownership requirement for at least six months. Beginning on the six-month anniversary of their separation date, they may sell 50% of those shares and the remainder may be sold beginning on the one-year anniversary of their separation date.

Ownership holdings were most recently reassessed in February 2016. All Named Executive Officers are currently in compliance with our guidelines.

Hedging and Pledging Policy

The Company prohibits executives and members of the Board from hedging or pledging the economic risk of their ownership of Company securities, which includes entering into any derivative transaction on Company stock (e.g., any short-sale, forward, option, collar).

Clawback Policy

The Company maintains a formal policy on the adjustment or recovery of any awards made under the 2015 162(m) plan in connection with a restatement or adjustment of financial statements, or an error in calculating performance achieved that would otherwise have resulted in a change to the size of an award or payment. To the extent necessary, the Company's policy for the adjustment or recovery of awards will be revised to comply with changes to legislative requirements.

While the Company has not experienced any clawback situations or occasions that would result in a reduction in the size of the award or payment, the plan allows the Compensation Committee to assess the circumstances relating to adjustments or changes in performance and take such legally permissible actions as it believes to be appropriate to correct award sizes.

Compensation Risk Assessment

In 2015, the Company and the Compensation Committee engaged in a formal risk assessment process with the assistance of the Compensation Committee's independent compensation consultant. This process included a full inventory of incentive plans, a review of potential risks and factors mitigating such risks, as well as a review of the enterprise risks associated with the Company's compensation practices and programs. We have concluded that our compensation policies and practices have counterbalances that mitigate risks and do not create risks that are reasonably likely to have a material adverse effect on the Company.

Formal Equity Grant Policy

The Company has adopted a formal equity grant policy. All equity grants are approved at Compensation Committee meetings (and documented in the minutes of such meetings) or, within certain limitations, approved by delegation to the Chairman of the Compensation Committee.

The grant date for awards is the first trading day of the month following the approval of the award by the Compensation Committee (or, for new hires, the hire date except that if the hire date is a not a trading day then the grant date is the next trading day after the hire date), unless, in any event, such trading day is within two business days of an earnings release in which event the grant date is the first business day after the earnings release. For option awards, the exercise price equals the closing stock price on the date of grant.

All grants to Named Executive Officers in 2015 complied with the Company's equity grant policy.

Tax and Accounting Considerations

Tax Considerations

The Compensation Committee attempts to structure compensation for executive officers that is tax deductible to the Company to the extent feasible and takes the tax deductibility of compensation into account when making compensation decisions.

When it reviews compensation matters, the Compensation Committee considers the anticipated tax and accounting treatment of various payments and benefits to the Company and, when relevant, to the executive. Section 162(m) limits to $1 million the annual tax deduction for compensation paid to each of the chief executive officer and the three other highest paid executive officers employed at the end of the year (other than the chief financial officer). However, compensation that does not exceed $1 million during any fiscal year or that qualifies as "performance-based compensation" (as defined in Section 162(m)) is deductible. The Compensation Committee considers these requirements when designing compensation programs for named executive officers. Although the Company has plans that permit the award of deductible compensation under Section 162(m), the Compensation Committee does not necessarily limit executive compensation to the amount deductible under that provision. Rather, it considers the available alternatives and acts to preserve the deductibility of compensation to the extent reasonably practicable and consistent with its other compensation objectives. Although most of the Company's plans are designed to qualify for deductibility under Section 162(m), in certain situations, the Compensation Committee may approve compensation that will not meet these requirements in order to ensure competitive levels of total compensation for the named executive officers or for other reasons.

The Compensation Committee took into account that the following compensation may not be fully deductible when paid:

  ♠
  Mr. Leavitt's and Ms. Lloyd's base salaries over $1 million; and

  ♠
  Certain payments in the event of a change-in-control.

The vesting of the Company's stock awards is currently structured to accelerate in the event of a change-in-control and qualifying termination of employment. This "double-trigger" acceleration could contribute to potential excess parachute payments.

Each year the Committee establishes threshold performance goals for preserving the tax deductibility of awards paid to the NEOs subject to Section 162(m) of the Internal Revenue Code. For fiscal year 2015, the threshold performance goals were set at the achievement of Adjusted Operating Income of at least $20 million. If the threshold performance goals were not met, no awards would be earned; and if the threshold goals were met, then the awards would be earned to the extent that the remaining performance metrics were achieved. The Adjusted Operating Income threshold goal was achieved in fiscal year 2015.

Accounting Considerations

Stock options, restricted stock, and performance shares are accounted for based on their grant date fair value, as determined under FASB ASC Topic 718 (see Note 1 "Basis of Presentation and Significant Accounting Policies – Share Based Compensation" and Note 14 "Share-Based Compensation" in the Notes to Consolidated Financial Statements included in the Company's Annual Report on Form 10-K for the fiscal year ended January 2, 2016.) Because the performance shares include financial performance conditions, the compensation cost of the awards will be reversed if the performance conditions are not met or the employee does not remain employed by the Company throughout the performance period.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based upon such review, the related discussions and such other matters deemed relevant and appropriate by the Compensation Committee, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement to be delivered to shareholders and in the Company's Annual Report on Form 10-K for 2015.

KENNETH B. GILMAN (Chair)
LAWRENCE S. BENJAMIN
RAUL J. FERNANDEZ
JAN SINGER
DOREEN A. TOBEN

The foregoing Compensation Committee Report does not constitute soliciting materials and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

Executive Compensation

Summary Compensation

The following table sets forth information concerning the compensation for services in all capacities of the Company's Named Executive Officers for the 2015 fiscal year.

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Earnings ($)	All Other Compensation ($) (3)	Total ($)
Craig Leavitt	2015	1,500,000	–	5,280,905	1,118,781	2,385,000	–	72,467	10,357,154
PEO, Chief Executive Officer	2014	1,402,644	1,625,000	20,763,090	–	2,250,000	–	138,845	26,179,579

George Carrara	2015	750,000	600,000	1,584,261	335,667	795,000	–	2,336	4,067,264
President & Chief Operating	2014	727,716	600,000	7,569,866	–	750,000	–	1,355	9,648,936
Officer	2013	570,833	–	446,250	435,254	663,000	–	5,913	2,121,250

Deborah Lloyd	2015	1,900,000	–	3,458,980	732,797	3,524,500	–	63,452	9,679,729
Chief Creative Officer	2014	1,752,048	1,625,000	18,129,760	–	3,325,000	–	134,685	24,966,493

Thomas Linko	2015	391,875	185,400	369,670	78,344	209,350	–	18,112	1,252,751
PFO, SVP, Chief Financial Officer	2014	374,759	185,400	1,868,921	–	190,000	–	15,861	2,634,941

Linda Yanussi	2015	406,875	177,500	369,670	78,344	217,300	–	20,519	1,270,208
SVP, Global Operations and	2014	390,126	177,500	2,167,725	–	197,500	–	27,616	2,960,467
Chief Information Officer	2013	346,667	–	–	167,405	196,138	–	19,408	729,618

(1)
Includes the second half of one-time transaction payments for Mr. Carrara, Mr. Linko and Ms. Yanussi, as a result of the Juicy Couture and Lucky Brand transactions.

(2)
All awards shown at grant date fair value in accordance with the Financial Accounting Standards Board's Accounting Standards Codification 718 Compensation – Stock Compensation (ASC 718). Includes annual awards of MSUs, PSUs and Stock Options. See Note 1 "Basis of Presentation and Significant Accounting Policies – Share Based Compensation" and Note 14 "Share Based Compensation" in the Notes to the Company's audited financial statements for the fiscal year ended January 2, 2016, included in our Annual Report on Form 10-K filed with the SEC on March 1, 2016.

(3)
All Other Compensation has been further detailed in the additional table below.

	Savings Plan Matching	Financial Counseling Fees(a)	Product Incentive(b)	Car Allowance	Taxable Gift(c)	Taxable Gross Up (d)	Executive Life	Total
Craig Leavitt	7,125	12,800	1,974	20,000	–	22	30,546	72,467
George Carrara	–	–	2,015	–	285	35	–	2,336
Deborah Lloyd	4,388	12,800	–	20,000	285	–	25,980	63,452
Thomas Linko	6,965	–	1,319	7,500	285	169	1,875	18,112
Linda Yanussi	7,950	6,400	1,203	–	285	–	4,681	20,519

(a)
The amount indicated represents the cost to the Company for financial advisory services provided to the executive by a third-party financial consultant.

(b)
The amount indicated equals the taxable amount attributable to the actual product incentive utilized (based on prices which are net of the usual discount offered to all Company employees for the purchase of Company products).

(c)
The amounts reported reflect the value of holiday gifts purchased by the Company for the executive in conjunction with a Company-sponsored celebration. The amount reflects the full market value paid by the Company for each item, which has been included in the executives' taxable income.

(d)
For Messrs. Leavitt and Carrara, the amounts reported reflect FICA taxes paid on behalf of the executive for untaxed portion of product incentive. For Mr. Linko, the amounts reported reflect FICA taxes paid on behalf of the executive for taxable gift.

Grant of Plan-Based Awards Table

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards(a)			Estimated Future Payouts Under Equity Incentive Plan Awards(b)			All Other Option Awards: Number of Securities Underlying Options (#)
											Exercise or Base Price of Option Awards ($/Sh) (c)		Grant Date Fair Value for Stock and Options Awards
Name	Committee Approval Date	Grant Date	Description	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)			Option Valuation
Craig Leavitt			Annual Incentive Plan (AIP)	0	2,250,000	4,500,000
	2/24/2015	3/2/2015	Annual MSU				9,631	32,103	64,206				1,585,567
	2/24/2015	3/2/2015	Annual PSU				43,483	96,308	240,770				3,695,338
	2/24/2015	3/2/2015	Annual Stock Options							68,260	$35.30	0.46	1,118,781
George Carrara			Annual Incentive Plan (AIP)	0	750,000	1,500,000
	2/24/2015	3/2/2015	Annual MSU				2,889	9,631	19,262				475,675
	2/24/2015	3/2/2015	Annual PSU				13,045	28,892	72,230				1,108,586
	2/24/2015	3/2/2015	Annual Stock Options							20,480	$35.30	0.46	335,667
Deborah Lloyd			Annual Incentive Plan (AIP)	0	3,325,000	6,650,000
	2/24/2015	3/2/2015	Annual MSU				6,308	21,027	42,054				1,038,524
	2/24/2015	3/2/2015	Annual PSU				28,482	63,082	157,705				2,420,456
	2/24/2015	3/2/2015	Annual Stock Options							44,710	$35.30	0.46	732,797
Thomas Linko			Annual Incentive Plan (AIP)	0	197,500	395,000
	2/24/2015	3/2/2015	Annual MSU				674	2,247	4,494				110,979
	2/24/2015	3/2/2015	Annual PSU				3,044	6,742	16,855				258,691
	2/24/2015	3/2/2015	Annual Stock Options							4,780	$35.30	0.46	78,344
Linda Yanussi			Annual Incentive Plan (AIP)	0	205,000	410,000
	2/24/2015	3/2/2015	Annual MSU				674	2,247	4,494				110,979
	2/24/2015	3/2/2015	Annual PSU				3,044	6,742	16,855				258,691
	2/24/2015	3/2/2015	Annual Stock Options							4,780	$35.30	0.46	78,344

(a)
Represents the range of possible cash payouts for fiscal year 2015 associated with estimated levels of performance under the Annual Incentive Plan. Amounts actually earned are set forth in the Summary Compensation Table. For details please see the "Annual Cash Incentive Plan" section of the CD&A.

(b)
Represents the range of possible share payouts associated with pre-established levels of performance. These awards are described in the "Long Term Incentive Program" section of the CD&A.

(c)
The exercise price for stock option grants is the closing price of the common stock on the grant date.

Salary, Bonus and Non-Equity Incentive Compensation

For a discussion of 2015 salary and bonus compensation for the NEOs, see the "Compensation Discussion and Analysis" section above.

Stock Options Exercised and Awards Vested in 2015

	Stock Options		Stock Awards
	Number of Shares Exercised	Value Realized on Exercise	Number of Shares Vested	Value Realized on Vesting
Craig Leavitt	–		–
George Carrara	–		12,500(1)	430,625
Deborah Lloyd	–		–
Thomas Linko	–		2,500(2)	63,625
			1,500(3)	30,180
Linda Yanussi	–		–

(1)
For Mr. Carrara, the amount indicated represents the March 1, 2015 vesting of the final-half of an award of restricted stock units granted in March 2013.

(2)
For Mr. Linko, the amount indicated represents the June 3, 2015 vesting of one-half of an award of restricted stock units granted in June 2013; pursuant to the terms of the award, the remaining restricted stock units vest June 3, 2016, subject to continued employment.

(3)
For Mr. Linko, the amount indicated represents the August 1, 2015 vesting of the final-half of an award of restricted stock units granted in August 2012.

Outstanding Equity Awards at Fiscal Year-End Table

The following table provides information regarding individual outstanding unvested equity awards granted to the PEO, PFO and other Named Executive Officers, with the market value determined based on the closing price on December 31, 2015 (the last trading day before our fiscal year end on January 2, 2016):

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (a)	Number of Securities Underlying Unexercised Options (#) Unexercisable (a)	Option Grant Date	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Restricted Stock Unit Grant Date	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Stock Award Grant Date	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Craig Leavitt	37,500	0	3/1/2010	$7.10	3/1/2017
PEO	37,500	0	9/1/2010	$4.40	9/1/2017
	37,500	0	3/1/2011	$4.97	3/1/2018
	37,500	0	9/1/2011	$5.06	9/1/2018
	0	68,260	3/2/2015	$35.30	3/2/2022
						84,275 (b)	1/7/2014	1,497,567	196,641 (b)	1/7/2014	3,494,311
									81,646 (c)	3/3/2014	1,450,849
						24,494 (d)	3/3/2014	435,258	57,152 (d)	3/3/2014	1,015,591
									96,308 (c)	3/2/2015	1,711,393
						9,631 (d)	3/2/2015	171,143	22,472 (d)	3/2/2015	399,327

George Carrara	60,000	0	5/1/2012	$13.62	5/1/2019
	19,500	19,500	6/3/2013	$21.20	6/3/2020
	0	20,480	3/2/2015	$35.30	3/2/2022
						29,393 (b)	1/7/2014	522,314	68,583 (b)	3/3/2014	1,218,720
									24,494 (c)	3/3/2014	435,258
						7,348 (d)	3/3/2014	130,574	17,146 (d)	3/3/2014	304,684
									28,892 (c)	3/2/2015	513,411
						2,889 (d)	3/2/2015	51,338	6,742 (d)	3/2/2015	119,805

Deborah Lloyd	37,500	0	3/1/2010	$7.10	3/1/2017
	37,500	0	9/1/2010	$4.40	9/1/2017
	37,500	0	3/1/2011	$4.97	3/1/2018
	37,500	0	9/1/2011	$5.06	9/1/2018
	0	44,710	3/2/2015	$35.30	3/2/2022
						84,275 (b)	1/7/2014	1,497,567	196,641 (b)	1/7/2014	3,494,311
									53,479 (c)	3/3/2014	950,322
						16,044 (d)	3/3/2014	285,102	37,435 (d)	3/3/2014	665,220
									63,082 (c)	3/2/2015	1,120,967
						6,308 (d)	3/2/2015	112,093	14,719 (d)	3/2/2015	261,557

Thomas Linko	0	4,780	3/2/2015	$35.30	3/2/2022
PFO						2,500 (e)	6/3/2013	44,425
						8,279 (b)	1/7/2014	147,118	19,318 (b)	3/3/2014	343,281
									4,083 (c)	3/3/2014	72,555
						1,225 (d)	3/3/2014	21,768	2,858 (d)	3/3/2014	50,787
									6,742 (c)	3/2/2015	119,805
						674 (d)	3/2/2015	11,977	1,573 (d)	3/2/2015	27,952

Linda Yanussi	7,500	7,500	6/3/2013	$21.20	6/3/2020
	0	4,780	3/2/2015	$35.30	3/2/2022
						9,161 (b)	1/7/2014	162,791	21,375 (b)	3/3/2014	379,834
									5,585 (c)	3/3/2014	99,245
						1,676 (d)	3/3/2014	29,783	3,909 (d)	3/3/2014	69,463
									6,742 (c)	3/2/2015	119,805
						674 (d)	3/2/2015	11,977	1,573 (d)	3/2/2015	27,952

(a)
Options: Vest 25% on the first and second anniversaries of the date of grant and 50% on the third anniversary of the date of grant.

(b)
One-time 2014 staking grant: Subject to share price performance, vest 50% on the third anniversary of the date of grant and 50% on the fifth anniversary of the date of grant. The number of MSUs which can be earned ranges from 30% to 200% of target, depending upon performance.

(c)
Performance Share Units: Subject to performance, vest 100% on the third anniversary of the date of grant.

(d)
Market Share Units: Subject to share price performance, vest in two equal tranches of 50% on the second and third anniversaries of the date of grant. The number of MSUs which can be earned ranges from 30% to 200% of target, depending upon performance.

(e)
RSU grant: Vests in two equal tranches of 50% on each of the second and third anniversaries of the date of grant. Granted prior to appointment as executive officer.

Nonqualified Deferred Compensation

The following table reflects information concerning the Company's unfunded Supplemental Executive Retirement Plan (the "SERP"). The SERP permits eligible employees to defer on a pre-tax basis receipt of up to 50% of their salary and their entire annual cash incentive bonus. In addition, the Company may make contributions to the executive's SERP account to make up for the limitations imposed by the Internal Revenue Service on Company profit sharing and matching contributions under the Savings Plan.

The SERP provides for notional investment options for participants, including mutual funds and the Company's Common Stock, whereby a participant's account is credited with the rate of return realized by the participant's designated investments. No actual investments in shares of stock are purchased by or on behalf of the participant.

SERP participants can elect to receive a distribution from their SERP accounts either at their retirement or at a date at least three years after the date the amount was deferred, subject to the right to elect to postpone such distribution. Distributions are also made upon the occurrence of certain events, including death, or in the event of a financial emergency.

Nonqualified Deferred Compensation Table

	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals / Distributions Last FY ($)	Aggregate Balance @ Last FYE ($)
Deborah Lloyd	0	0	2,415		149,619

Thomas Linko	290,938	0	12,857		745,909

Agreements with the Named Executive Officers

Mr. Leavitt and Ms. Lloyd

In January 2014, the Company entered into employment agreements (the "Employment Agreements") with Mr. Leavitt and Ms. Lloyd, pursuant to which Mr. Leavitt and Ms. Lloyd began to serve as Chief Executive Officer and Chief Creative Officer, respectively, of the Company beginning on February 25, 2014, the date that the employment of the Company's former Chief Executive Officer terminated.

The Employment Agreements automatically renew for successive one-year periods following the end of each calendar year unless the Company or the executive delivers a notice of non-renewal at least 180 days before the next automatic extension.

The Employment Agreements provide for, among other things: (1) an annual base salary of $1,500,000 for Mr. Leavitt and $1,900,000 for Ms. Lloyd; (2) a target annual cash bonus opportunity equal to 150% of base salary for Mr. Leavitt and 175% of base salary for Ms. Lloyd, with a maximum opportunity equal to 200% of the target opportunity; (3) an annual long term incentive award having a total target and/or grant date value (based on the 40-trading day average closing price of our Common Stock) of no less than $5,000,000 for Mr. Leavitt and $3,275,000 for Ms. Lloyd; (4) a one-time grant in 2014 of MSUs with a grant date value of $9,000,000 for each of Mr. Leavitt and Ms. Lloyd, vesting 50% on the third anniversary of grant and 50% on the fifth anniversary of grant; (5) a one-time payment at the time the Company closed the sale of Lucky Brand Jeans equal to a prorated portion of $4,500,000, prorated to reflect the number of months from January 1, 2013 through the date of the closing for each of Mr. Leavitt and Ms. Lloyd; and (6) benefits and perquisites provided under the Company's policies for each of Mr. Leavitt and Ms. Lloyd.

The Employment Agreements also provide that half of the long-term incentive awards granted to Mr. Leavitt and Ms. Lloyd for the 2014 fiscal year consisted of an award of MSUs that vest 50% on each of the second and third anniversaries of the grant date, with a minimum earn out equal to 30% of target, with the other half consisting of an award of performance shares that vest on the third anniversary of the grant date based on the Company's Total Shareholder Return relative to the S&P Mid-Cap Index Total Shareholder Return. All of the MSUs granted under the Employment Agreements are earned based on the Company's 40-trading day average stock price on the date the MSUs are settled as compared to that average stock price on the date the MSUs are granted.

The Employment Agreements provide that, in the event of a termination without "cause," due to the executive's resignation for "good reason" or due to the Company's nonrenewal of the Employment Agreement (each, a "Qualifying Termination"), a specified portion of the executives' outstanding equity awards will vest. For an equity award that has been outstanding for two years or less (measured from January 1, 2014 in the case of the 2014 annual long-term incentives), subject to meeting the performance goal required to qualify the awards for tax deductibility under Code Section 162(m), 50% of the target shares become vested upon a Qualifying Termination. For an equity award that has been outstanding for two years or more, a prorated portion of the award vests upon a Qualifying Termination based on actual performance (measured through the termination date). In the case of equity awards granted to Mr. Leavitt as annual long-term incentives, a retirement (at age 55 with at least ten years of service) will be treated as a Qualifying Termination; Mr. Leavitt will become eligible for retirement under this definition in 2018. In addition, under Mr. Leavitt's one-time staking grant of MSUs in 2014, death or disability will be treated the same as a Qualifying Termination. Upon a Qualifying Termination in connection with a change in control, long term incentive awards, including the 2014 staking grant of MSUs, vest at target.

Mr. Leavitt and Ms. Lloyd are required under the terms of the Employment Agreements to meet the Company's stock ownership requirement for executives, which will require Mr. Leavitt and Ms. Lloyd to hold shares equal to five times and four times, respectively, the executive's base salary by February 25, 2019.

Mr. Leavitt and Ms. Lloyd also entered into Executive Severance Agreements ("ESAs") with the Company in January 2014. On a termination due to death or disability, the ESAs provide for (1) accrued but unpaid salary, bonuses and other vested payments or benefits ("Accrued Benefits") and (2) a pro-rated bonus for the year of termination equal to the bonus that would have been earned under the Company's bonus plan based on actual performance, prorated to reflect the number of months in the year prior to the date of termination ("Pro-Rated Bonus").

In the event of a Qualifying Termination, the ESAs with Mr. Leavitt and Ms. Lloyd provide for, subject to the executive's execution and non-revocation of a release of claims, (1) Accrued Benefits; (2) benefits continuation for 52 weeks (or, if the Qualifying Termination is in connection with a change in control, as defined in the Company's 2013 Stock Incentive Plan, 104 weeks); (3) a lump-sum payment equal to two times the executive's then-current base salary and target annual bonus; (4) a Pro-Rated Bonus in respect of the year the termination occurs; and (5) for Mr. Leavitt, a lump-sum payment equal to the executive's then-current base salary for 180 days (only payable upon his termination without "cause" or due to his resignation for "good reason"). Pursuant to the ESAs, the executives are subject to non-compete, non-solicitation of customers and employees, and non-interference covenants during employment and for 18 months following a termination of employment.

Messrs. Carrara and Linko and Ms. Yanussi

For the Named Executive Officers other than Mr. Leavitt and Ms. Lloyd, the Compensation Committee determined that providing the ESAs described below would further aid in the retention of such Named Executive Officers during this critical stage in the Company's growth. The term of these ESAs automatically renews every year, or every three years for Mr. Carrara, unless the Company delivers a notice of nonrenewal to the executive.

Mr. Carrara and Ms. Yanussi were provided with ESAs when they joined the Company in 2012 and Mr. Linko was provided with an ESA when he became an executive officer upon his transition to SVP, Chief Financial Officer in October 2014. The cash payments to be provided to Mr. Carrara under his ESA for a termination by the Company not for Cause or a termination by the executive for Good Reason are on the same basis as those provided to Ms. Lloyd. Mr. Linko and Ms. Yanussi also would receive similar cash payments upon such a termination under their ESAs except that; (i) they are not eligible to receive a pro-rated bonus in the year of termination unless the termination occurs in the last quarter of the fiscal year, (ii) their ESAs are subject to renewal each year, and (iii) in the case of Mr. Linko (and as of January 1, 2016 for Ms. Yanussi), the cash severance payment upon such a termination is 1.5-times instead of two times then current base salary and target annual bonus. Under the ESAs, each such executive is subject to non-competition and non-solicitation covenants during the officer's employment and for 18 months thereafter, and a non-disparagement covenant.

In addition, the ESAs with Messrs. Carrara and Linko and Ms. Yanussi provide for a performance-based termination, pursuant to which the Company may terminate the executive's employment based on performance ("Performance-Based Termination"). To constitute a Performance-Based Termination, the executive must receive a written warning setting forth the performance deficiency and be afforded the opportunity to cure performance for a period of 60 days following the date of the written warning. Following the 60-day cure period, if the Company determines that the executive's performance has not improved, the Company shall notify the executive in writing of the Performance-Based Termination and the executive shall have the opportunity to appeal the Performance-Based Termination to the Board within two (2) business days following the date of the Company's notice of termination. Any determination by the Board shall be final and binding. Upon a Performance-Based Termination, then such officer shall be entitled to receive, in addition to accrued salary, (i) up to 52 weeks of salary continuation at the officer's then current annual base salary and (ii) a pro-rated bonus in an amount equal to the Company's actual performance as determined pursuant to the provisions of the relevant bonus plan in the performance year of termination, prorated for the number of months the officer was employed during the performance year, payable when other annual performance bonuses are paid, as well as continued health and welfare benefits for up to 26 weeks following such termination.

The agreements governing the MSUs granted to Messrs. Carrara and Linko and Ms. Yanussi provide that, in the event of a termination without "cause" or due to the executive's resignation for "good reason," a portion of the MSUs will vest, as though the executive had continued to be employed through the next vesting date, based on actual performance for that performance period relating to that vesting date, but prorated for the part of the performance period worked by the executive. Other portions of the equity award would be forfeited. Under the agreements governing the PSUs granted to these Named Executive Officers, in the event of such a termination before the end of the performance period, a portion of the PSUs will vest in the same manner as described above for the MSUs; if, however, the executive is terminated by the Company not for Cause or the executive resigns for any reason after the end of a performance period but before the vesting date, the executive will vest fully in the shares earned for that performance period.

Certain ESA Terms Applicable to Named Executive Officers

For purposes of the ESAs with all of the NEOs, "cause" and "good reason" are generally defined as follows:

"Cause" is defined as (i) the executive's willful and intentional repeated failure or refusal, continuing after notice that specifically identifies the breach(es) complained of, to perform substantially his or her material duties, responsibilities and obligations (other than a failure resulting from the executive's incapacity due to physical or mental illness or other reasons beyond the control of the executive), and which failure or refusal results in demonstrable direct and material injury to the Company; (ii) any willful or intentional act or failure to act involving fraud, misrepresentation, theft, embezzlement, dishonesty or moral turpitude (collectively, "Fraud") which results in demonstrable direct and material injury to the Company; (iii) the executive's conviction of (or a plea of nolo contendere to) an offense which is a felony in the jurisdiction involved or which is a misdemeanor in the jurisdiction involved but which involves Fraud; or (iv) the executive's material breach of a written policy of the Company or the rules of any governmental or regulatory body applicable to the Company.

"Good Reason" as defined in the agreement includes: (1) The executive experiences a material diminution in duties or responsibilities, without the executive's consent (provided that a change in reporting structure shall not be deemed a diminution in duties or responsibilities); (2) The Company moves its principal executive offices by more than 100 miles (provided that such move increases the executive's commuting distance by more than 100 miles); (3) a material reduction in the executive's base salary; or (4) a material breach by the Company of any of its material obligations under any employment agreement between the executive and the Company then in effect; provided, however, that no event or condition shall constitute Good Reason unless (x) the executive gives the Company a written notice of termination for Good Reason no fewer than 30 days prior to the date of termination and not more than 90 days after the initial existence of the condition giving rise to Good Reason, and (y) the grounds for termination (if susceptible to correction) are not corrected by the Company within 30 days of its receipt of such notice.

All of the ESAs incorporate features consistent with good governance practices, including:

  ♠
  Reduced severance benefits in the event of a documented performance-based termination (except in the case of Mr. Leavitt and Ms. Lloyd);

  ♠
  Expanded definitions of Cause;

  ♠
  More limited definitions of Good Reason;

  ♠
  "Double-trigger" change-in-control provisions;

  ♠
  Clawback provisions; and

  ♠
  No tax gross-ups for golden parachute excise taxes.

Other Change-in-Control Provisions

Our 2013 Stock Incentive Plan contains a default "double-trigger" change-in-control provision, under which any unvested equity award would vest only upon both a change-in-control and a termination of employment of a participant by the Company not for Cause or by the executive for Good Reason. The equity awards of our Named Executive Officers that remained unvested at January 2, 2016 all contain "double-trigger" change-in-control provisions.

The Committee uses a "double trigger" mechanism because it believe that executives are materially harmed only if a change-in-control results in termination without Cause or termination by the executive for Good Reason (or the equivalent). The use of a "single trigger" could result in significant payments even if the executive's position, responsibilities, and compensation were unaffected. The Committee chooses to provide vesting upon a Good Reason termination because it believes that such a termination is conceptually the same as an actual termination by the Company without Cause, and because it believes that potential acquirers would otherwise have an incentive to constructively terminate NEOs to avoid providing fair termination payments and benefits.

Potential Payments Upon Termination or Change in Control

Following are tables for Mr. Leavitt, Ms. Lloyd, Messrs. Carrara, and Linko and Ms. Yanussi indicating potential payments if employment were to have been terminated on January 2, 2016.

The amount indicated for the equity awards other than options for which vesting would have accelerated on January 2, 2016 was calculated based on the closing price of our stock on December 31, 2015 (the last trading day of our fiscal year). The amount indicated for options for which vesting would have accelerated on January 2, 2016 was calculated based on the amount by which the December 31, 2015 closing price exceeded the exercise price of the applicable stock option. These amounts reflect the full intrinsic value of the accelerated awards.

Craig Leavitt	Good Reason / No Cause / Non-Renewal		Death		Disability		Change-in- Control (Double Trigger) (a)
Cash	$10,624,726	(b)	$2,385,000	(c)	$2,385,000	(c)	$10,624,726	(c)
Options	0		0		0		0
Restricted Stock	0		0		0		0
Annual LTIP	2,402,385	(d)	0		0		5,183,562
Staking Grant	2,495,939		2,495,939		2,495,939		4,991,877
Health and Other Benefits	46,768		0		46,768		87,136

Deborah Lloyd	Good Reason / No Cause / Non-Renewal		Death		Disability		Change-in- Control (Double Trigger) (a)
Cash	$13,974,500	(c)	$3,524,500	(c)	$3,524,500	(c)	$13,974,500	(c)
Options	0		0		0		0
Restricted Stock	0		0		0		0
Annual LTIP	1,573,574	(d)	0		0		3,395,261
Staking Grant	2,495,939		2,495,939		2,495,939		4,991,877
Health and Other Benefits	45,666		0		45,666		84,932

George Carrara	Good Reason / No Cause		Death		Disability		Performance- Based		Change-in- Control (Double Trigger) (a)
Cash	$3,000,000		$795,000	(c)	$795,000	(c)	$1,545,000	(c)	$3,000,000
Options	0		0		0		0		0
Restricted Stock	0		0		0		0		0
Annual LTIP	451,619	(e)	0		0		0		1,555,070
Staking Grant	330,923	(f)	0		0		0		1,741,034
Health and Other Benefits	9,664		0		9,664		9,664		9,664

Linda Yanussi	Good Reason / No Cause		Death		Disability		Performance- Based		Change-in- Control (Double Trigger) (a)
Cash	$922,500		$217,300	(c)	$217,300	(c)	$627,300	(c)	$922,500
Options	0		0		0		0		0
Restricted Stock	0		0		0		0		0
Annual LTIP	103,810	(e)	0		0		0		358,225
Staking Grant	103,138	(f)	0		0		0		542,625
Health and Other Benefits	8,762		0		8,762		8,762		8,762

Thomas Linko	Good Reason / No Cause		Death		Disability		Performance- Based		Change-in- Control (Double Trigger) (a)
Cash	$888,750		$209,350	(c)	$209,350	(c)	$604,350	(c)	$888,750
Options	0		0		0		0		0
Restricted Stock	0		44,425		0		0		44,425
Annual LTIP	85,712	(e)	0		0		0		304,844
Staking Grant	93,211	(f)	0		0		0		490,399
Health and Other Benefits	17,770		0		17,770		17,770		17,770

(a)
The tables above do not reflect the reduction that may apply to each of the NEOs in the event of a change-in-control, as may be required in accordance with their ESAs (i.e. a "cutback") in order that payments relating to a change in control will not trigger a golden parachute excise tax. The cutback under the agreements with Mr. Leavitt and Ms. Lloyd only applies if the cutback results in greater after-tax payments to the executive than the after-tax payments without the cutback, The cutback under the agreements with Messrs. Carrara and Linko and Ms. Yanussi applies in any case in which parachute payments would otherwise trigger the excise tax. Any applicable cutback would first be applied to cash severance payments and then to the value of accelerated equity until the total parachute payment equaled no more than the 280G limit or three times the executive's 5-year average actual taxable compensation. We have not estimated whether the payments to any of the executives in this column would trigger the excise tax; to do so would involve a costly process to determine the amounts that could be deemed reasonable compensation for services prior to the change in control and reasonable compensation attributable to services, including applicable non-competition covenants, following the change in control. If a cutback were to be required, the effect would be to reduce some of the amounts of compensation payable to the executive from the levels shown in the tables. None of our agreements with executives provide for a gross-up payment relating to the excise tax.

(b)
Includes 180 days of salary continuation, which would not be payable in the case of a Company non-renewal of the employment agreement. Also includes the 2015 annual incentive award, which is also included in the Summary Compensation Table of this proxy.

(c)
Includes the 2015 annual incentive award, which is also included in the Summary Compensation Table of this proxy.

(d)
This value includes a value for the 2014 annual long-term incentive awards based on the market price performance of our Common Stock and Company performance through January 2, 2016.

(e)
This value includes a value for all MSUs that is an estimate based on the market price performance of our Common Stock at January 2, 2016. The value that would be received by the executive officer would be based on the market price performance through the end of the applicable performance period, so that the ultimate amount received could vary upward or downward from such estimated award value. Also includes a value for all PSUs that is an estimate based on Company performance through January 2, 2016. The value that would be received by the executive officer would be based on Company performance through the end of the applicable performance period, so that the ultimate amount received could vary upward or downward from such estimated award value.

(f)
The value of the 2014 staking grant is an estimate based on the market price performance of our Common Stock at January 2, 2016. The value that would be received by the executive officer would be based on the market price performance through the end of the applicable performance period, so that the ultimate amount received could vary upward or downward from such estimated award value.

Security Ownership of Certain Beneficial Owners and Management

Certain Beneficial Owners

The following table sets forth certain information concerning any person who, to the knowledge of the Company, beneficially owns more than 5% of the outstanding shares of the Company's Common Stock, based on information provided by the shareholder as of December 31, 2015:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Common Stock

FMR LLC(1) 245 Summer Street Boston, MA 02210	18,676,672	14.626%

Goldman Sachs Asset Management, L.P.(2) 200 West Street New York, NY 10282	15,391,846	12.100%

The Vanguard Group, Inc.(3) 100 Vanguard Blvd. Malvern, PA 19335	8,530,924	6.680%

BlackRock, Inc.(4) 55 East 52nd Street New York, NY 10055	8,485,218	6.600%

(1)
Based on information as of December 31, 2015, contained in an Amendment to Schedule 13G, dated February 12, 2016, filed with the SEC by FMR LLC ("FMR") in which FMR reported having sole power to dispose of all such shares and shared power to vote 2,549,204 of such shares.

(2)
Based on information as of December 31, 2015, contained in an Amendment to Schedule 13G, dated February 8, 2016, filed with the SEC by Goldman Sachs Asset Management, L.P., together with GS Investment Strategies, LLC ("Goldman") in which Goldman reported having shared dispositive power over all such shares and shared voting power over 12,437,136 of such shares.

(3)
Based on information as of December 31, 2015, contained in an Amendment to Schedule 13G, dated February 10, 2016, filed with the SEC by The Vanguard Group, Inc. ("Vanguard") in which Vanguard reported having sole voting power as to 92,842 of such shares, shared voting power as to 7,400 of such shares, sole dispositive power as to 8,438,229 of such shares and shared dispositive power as to 92,695 of such shares.

(4)
Based on information as of December 31, 2015, contained in an Amendment to Schedule 13G filed with the SEC by BlackRock, Inc. ("BlackRock") on January 26, 2016 in which BlackRock reported having sole dispositive power with respect to all such shares and sole voting power with respect to 8,068,603 of such shares.

Directors and Executive Officers

The following table sets forth, as of March 21, 2016, the number of shares of Common Stock (the Company's only voting security) beneficially owned by each Director, each of the Named Executive Officers and by all Directors and the executive officers of the Company as a group.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)

Lawrence S. Benjamin(3)	51,556	*

Raul J. Fernandez(3)	74,491	*

Kenneth B. Gilman(3)	110,629	*

Nancy J. Karch(3)	135,660	*

Kenneth P. Kopelman(3)	120,803	*

Craig A. Leavitt(4)	180,873	*

Deborah J. Lloyd(5)	170,221	*

Douglas Mack(3)	10,895	*

Jan Singer(3)	8,356	*

Doreen A. Toben(3)	71,004	*

George M. Carrara(6)	102,885	*

Thomas J. Linko(7)	5,335	*

Linda S. Yanussi(8)	9,660	*

All current Directors and executive officers as a group (15 persons)(9)	1,060,101	*

* Less than 1%

(1)
Except as otherwise indicated below, the persons listed have advised the Company that they have sole voting power and sole investment power with respect to the securities indicated as owned by them. The amounts indicated assume the exercise of all stock options held by Directors and executive officers under the Company's stock option plans which are exercisable within 60 days after March 21, 2016 ("Exercisable Options").

(2)
Based on 127,978,345 shares outstanding as of March 21, 2016, plus shares issuable upon the exercise of Exercisable Options as noted.

(3)
Includes shares acquired under the outside Directors' compensation program, receipt of which has been deferred under the Outside Directors' Deferral Plan as follows: Mr. Benjamin: 51,556 shares; Mr. Fernandez: 2,488 shares; Mr. Gilman: 105,629 shares; Ms. Karch: 109,423 shares; Mr. Kopelman: 53,291 shares; Mr. Mack: 10,895 shares; Ms. Singer: 6,042; and Ms. Toben 63,178 shares.

(4)
Comprised solely of Exercisable Options; does not include MSUs or PSUs, the vesting of which are subject to performance conditions. See the "Compensation Discussion and Analysis" section above.

(5)
Comprised solely of Exercisable Options; does not include MSUs or PSUs, the vesting of which are subject to performance conditions. See the "Compensation Discussion and Analysis" section above.

(6)
Includes 84,620 Exercisable Options; does not include MSUs or PSUs, the vesting of which are subject to performance conditions. See the "Compensation Discussion and Analysis" section above.

(7)
Includes 1,195 Exercisable Options; does not include MSUs or PSUs, the vesting of which are subject to performance conditions. See the "Compensation Discussion and Analysis" section above.

(8)
Comprised solely of Exercisable Options; does not include MSUs or PSUs, the vesting of which are subject to performance conditions. See the "Compensation Discussion and Analysis" section above.

(9)
Includes 423,307 shares issuable upon the exercise of Exercisable Options issued under the Company's shareholder-approved stock incentive plans, and other shares indicated as included in the foregoing footnotes.

Audit Committee Report

The Audit Committee is composed of the four Directors listed below. The Audit Committee's responsibilities are set forth in the Audit Committee's written charter adopted by the Board of Directors. The Audit Committee reviews and reassesses the charter annually and recommends any proposed changes to the full Board for approval. A copy of the Audit Committee charter is available at the Company's website at www.katespadeandcompany.com under "Corporate Governance" in the Investor Relations section. A copy may also be obtained by sending a request care of the Company's Corporate Secretary at 2 Park Avenue, New York, New York 10016.

The Audit Committee met with Deloitte & Touche LLP, the Company's independent registered public accounting firm ("Deloitte & Touche"), with and without management present, to review and discuss the overall scope and plans for the audit of the Company's consolidated financial statements for the fiscal year ended January 2, 2016 and the results of such audit. Management represented to the Audit Committee that the Company's financial statements were prepared in accordance with GAAP. The Audit Committee reviewed and discussed the Company's accounting principles and procedures and the Company's financial statements presentation with management and Deloitte & Touche, including a review of any significant financial reporting issues and the selection, application and disclosure of the Company's accounting policies, including policies for which management is required to exercise discretion or judgment regarding implementation. These discussions included consideration of the quality, not just the acceptability, of the accounting principles utilized, the reasonableness of significant accounting judgments and the clarity of disclosure in the Company's financial statements. In addition, during 2015 the Audit Committee met in a timely fashion with management and Deloitte & Touche to review each of the Company's quarterly results prior to the time such results were made public.

The Audit Committee also discussed and reviewed with Deloitte & Touche all communications required under generally accepted auditing standards and the standards of the Public Company Accounting Oversight Board (the "PCAOB"), including the matters required to be discussed by Deloitte & Touche with the Audit Committee under PCAOB Auditing Standard No. 16, Communication with the Audit Committee, and SEC Rule 2-07 of Regulation S-X.

In addition, Deloitte & Touche provided to the Audit Committee a formal written statement describing all relationships between Deloitte & Touche and the Company that might bear on Deloitte & Touche's independence as required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence. The Audit Committee reviewed and discussed with Deloitte & Touche any matters that could have impacted Deloitte & Touche's objectivity and independence from the Company and management, including the provision of non-audit services to the Company. Nothing came to the Audit Committee's attention as a result of its review of Deloitte & Touche's statement or its discussions with Deloitte & Touche that would indicate that Deloitte & Touche lacked such objectivity or independence.

The Audit Committee met with the Company's management and internal auditors to review and discuss the Company's work in complying with the requirements of Section 404 under the Sarbanes-Oxley Act of 2002 regarding the Company's internal control over financial reporting and management's assessment of the Company's internal control over financial reporting. Further, the Audit Committee discussed with Deloitte & Touche the firm's audit of the Company's internal control over financial reporting for the fiscal year ended January 2, 2016. The Audit Committee also discussed with management areas of potential risk exposure for the Company. Finally, the Audit Committee met with the Company's internal auditors to review the Company's internal audit plan, as well as reports on audit projects and internal financial controls.

Based upon the Audit Committee's receipt and review of the various materials and assurances described above and its discussions with management, Deloitte & Touche and the Company's internal auditors, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements for the fiscal year ended January 2, 2016 be included in the Company's Annual Report on Form 10-K for such fiscal year to be filed with the SEC. The Board approved such recommendation.

The Audit Committee has appointed Deloitte & Touche as the Company's independent registered public accounting firm for the 2016 fiscal year. While the Audit Committee has the sole authority to appoint the independent registered public accounting firm, the Audit Committee has recommended to the Board that the Company continue its long-standing practice of requesting that shareholders ratify the appointment.

DOREEN A. TOBEN (Chair)
RAUL J. FERNANDEZ
KENNETH B. GILMAN
NANCY J. KARCH

The foregoing Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

Independent Registered Public Accounting Firm Fees and Services Update

The aggregate fees billed by Deloitte & Touche, the Company's independent registered public accounting firm, for professional services rendered in connection with such firm's audit of the Company's financial statements for the 2014 and 2015 fiscal years, including the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q for each such fiscal year, were approximately as follows:

Fees Paid to Deloitte & Touche

	2014 Fiscal Year	2015 Fiscal Year

Audit Fees(1)	$2,017,302	$1,741,972

Audit-Related Fees(2)	0	7,500

Tax Fees(3)	0	0

Subtotal	2,017,302	1,749,472

All Other Fees(4)	0	0

Deloitte & Touche Total Fees	$2,017,302	$1,749,472

(1)
Audit Fees.    These are fees for professional services performed by Deloitte & Touche for the integrated audit of the Company's annual financial statements and review of financial statements included in the Company's unaudited Quarterly Report on Form 10-Q filings, and services that are normally provided by Deloitte & Touche in connection with statutory and regulatory filings or engagements for such fiscal year.

(2)
Audit-Related Fees.    These are fees for assurance and related services performed by Deloitte & Touche that are reasonably related to the performance of the audit or review of the Company's financial statements. This includes attestations by Deloitte & Touche that are not required by statute or regulation; consulting on financial accounting/reporting standards; and comfort letters.

(3)
Tax Fees.    These are fees for professional services performed by Deloitte & Touche with respect to tax compliance, tax advice and tax planning. This includes preparation of original and amended tax returns for certain of the Company's consolidated subsidiaries; refund claims; payment planning; and tax audit assistance.

(4)
All Other Fees.    These are fees for all other services performed by Deloitte & Touche not falling in one or more of the above categories.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee has established a policy regarding pre-approval of all audit and permitted non-audit services (and related fees) to be provided by the Company's independent registered public accounting firm or its affiliates, subject to SEC rules which permit certain non-audit services accounting for less than 5% of the total fees paid to the independent registered public accounting firm to be approved by the Audit Committee retroactively (so called "De Minimis Exception"). In making its decisions, the Audit Committee considers whether the retention of the independent registered public accounting firm for permitted non-audit services is consistent with maintaining the objectivity and independence of the independent registered public accounting firm. Prior to engaging the independent registered public accounting firm for the next year's engagement, a list of specific permitted services expected to be rendered during the year and related fees is presented to the Audit Committee for approval. Prior to the engagement, the Audit Committee must pre-approve the specific services requested and related fees. Management and the independent registered public accounting firm update the Audit Committee periodically on actual fees incurred against the fees approved, and approval is required for any fees in excess of the amount originally approved. The Audit Committee must also pre-approve any additional permissible services to be performed by the independent registered public accounting firm or its affiliates. Pursuant to the Audit Committee's charter, the Audit Committee may delegate to a subcommittee (which may consist of one or more members) the right to pre-approve such services and fees, provided that decisions of any such subcommittee to grant pre-approvals must be disclosed to the full Audit Committee at its next scheduled meeting. In accordance with its charter, the Audit Committee has delegated such right to the Audit Committee's Chair for those permissible services for which fees do not exceed $50,000.

Proposal 3 – Ratification of the Appointment of the Independent Registered Public Accounting Firm

The Audit Committee has appointed Deloitte & Touche as the Company's independent registered public accounting firm to examine and audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2016. Deloitte & Touche has served as the Company's independent auditors since May 16, 2002. From June 2001 until their appointment as independent auditors in 2002, Deloitte & Touche served as the Company's internal auditors.

If Deloitte & Touche's appointment is not ratified, the Committee will reconsider the appointment.

The Company expects that representatives of Deloitte & Touche will be present at the Annual Meeting, with the opportunity to make a statement if they desire to do so, and will respond to appropriate questions.

Voting on the Proposal

The affirmative vote of a majority of the shares of Common Stock voting on this proposal is required for ratification of the appointment of Deloitte & Touche as the Company's independent registered public accounting firm for the 2016 fiscal year.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR PROPOSAL 3 TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE.

Proposal 4 – Approval of an Amendment to the Company's Restated Certificate of Incorporation and an Amendment and Restatement of the Company's By-Laws to Permit Eligible Shareholders to Nominate Candidates For Election to the Company's Board of Directors in Accordance With Procedures Providing For Proxy Access

Overview

The Board has adopted, and is recommending that shareholders vote to approve, amendments to the Company's Certificate of Incorporation and By-laws to implement proxy access. If approved, these provisions would provide eligible shareholders (or a group of up to 20 eligible shareholders) who meet certain conditions, including holding a "net long" position of at least 3% of the Company's outstanding Common Stock continuously for at least three years, the right to use the Company's proxy statement to nominate, at each Annual Meeting, Director candidates comprising up to 20% of the Board, but not less than two candidates. The Board believes that this "3/3/20/20" approach reflected in the Company's Proposal 4 – which differs in a number of key respects from the proxy access construct advanced in the precatory proposal submitted by an individual shareholder set out in Proposal 7 of this Proxy Statement – is very much in concert with emerging prevailing market practices regarding proxy access implementation and embodies the best form of proxy access for the Company.

The Nominating and Governance Committee and the Board closely monitor, and regularly consider and respond to, corporate governance developments. In conducting their review of proxy access, the Nominating and Governance Committee and the Board were informed by, among other things, the provisions of the shareholder proposal set out in Proposal 7, the various approaches to implementing proxy access enacted by over 60 other companies and, significantly, discussions that the Company held over the past four months with shareholders holding nearly 77% of our outstanding Common Stock, whereby the Board solicited and obtained the benefit of their perspectives on proxy access. These discussions provided valuable feedback, including the particular proxy access parameters that these shareholders view as appropriate for our Company. The majority of such shareholders were either neutral on the issue or generally expressed support based on the "3/3/20/20" framework embodied in the Company's Proposal 4.

Against this background and after thorough consideration, the Nominating and Governance Committee recommended, and the Board concluded, that having the Company adopt a properly structured proxy access process would augment our shareholders' ability to participate in the nomination of Director candidates, while potentially enhancing the Board's accountability and responsiveness to shareholders. In crafting the particulars of the proxy access approach embodied in the Company's Proposal 4, the Board sought to balance these potential benefits of proxy access with appropriate limitations to avoid abuse by investors who wish to promote special interests that may not be aligned with the interests of our other shareholders, or who lack a meaningful long-term interest in the Company. In designing the provisions of Proposal 4, the Board has been mindful not to impose any undue impediments that may tend to render our proxy access approach impractical or overly burdensome. The Board believes the amendments set out in Proposal 4 are in the best interests of the Company and its shareholders, and unanimously recommends their approval.

At the Board's request, the Company reached out to the individual shareholder proponent of Proposal 7 in an attempt to find common ground. We noted the similarities between the two proposals, as well as the places where they diverged. We pointed out our view that the Company's Proposal 4 substantially implements the provisions of Proposal 7, and is very much in concert with emerging prevailing market practices regarding proxy access implementation. We referred to our shareholder outreach efforts, the general support among many of our shareholders for the "3/3/20/20" framework embodied in Proposal 4 and the fact that a number of shareholders expressed concerns regarding proxy access frameworks, such as that reflected by Proposal 7, that do not feature any group limits on the number of shareholders that could aggregate their shares to meet the ownership threshold.

The Board recommends that all shareholders carefully read Proposal 4 and Proposal 7 and our statement in opposition to the latter proposal, to fully understand and consider the differences between them.

If both Proposal 4 and Proposal 7 are approved, the Company By-laws will be deemed amended and restated as proposed and the Company will promptly file the appropriate documents with the State of Delaware reflecting the adoption of the proposed amendment to the Certificate of Incorporation. Thereafter, the Board will, in due course, evaluate and consider the voting results on Proposal 7; depending on the outcome of such vote, the Board may determine to seek additional shareholder input through the Company's shareholder outreach program to determine whether any amendments to the proxy access framework adopted under Proposal 4 are in the best interests of the Company and its shareholders.

The Company's Proposed Proxy Access Amendments to the Certificate of Incorporation and By-laws.

The Company's proposed amendment to the Certificate of Incorporation and the proposed amendment and restatement of the Company's By-laws reflect the following key provisions:

Number of Shareholder Nominated Candidates: The Board believes that the right to nominate up to the greater of two Director nominees and 20% of the number of Directors then in office is a reasonable limit that will afford shareholders a meaningful opportunity to obtain board representation without excessive disruption of the balance of skill, experience and diversity of the Board that could result from the addition of a larger number of Directors through a proxy access process.

The Nominating and Governance Committee plays a critical role in identifying, assessing and recommending Board candidates who have broad-based and complementary experiences, skill sets and expertise to ensure that each Director can make important contributions to the Board's deliberations and decisions on a wide variety of strategic and operational matters. The Nominating and Governance Committee will also consider shareholder recommendations for Director nominees which, currently, can be made in accordance with the advance notice provisions in the Company's By-laws. While the Board recognizes the value of proxy access, it is also the case that nominees proposed through proxy access will not be subject to any evaluation or screening by the Nominating and Governance Committee prior to their nomination, which could lead to the loss of important skills, experience and diversity on the Board.

The proposed amendments would give eligible shareholders the right to nominate Director candidates for election to the Board up to the greater of two Director nominees and 20% of the number of Directors then in office and have them included in the Company's proxy statement and proxy card. Shareholder nominated candidates that (i) the Board determines to include in the Company's proxy materials as Board nominated candidates or (ii) are recommended by the Board of Directors pursuant to an agreement, arrangement or other understanding with one or more shareholders, will be counted against the two Director/20% of the Board threshold. If the number of Director nominees submitted by way of proxy access exceeds such threshold, each nominating shareholder (in descending order of stock ownership) will select one Director nominee for inclusion in the Company's proxy materials until such threshold is reached. The Board believes this is a reasonable limit that permits shareholder designated nominees to have meaningful input on the Board while avoiding excessive disruption to the Board's continuity, operations and balance of expertise and experience.

Nominating Group Size: The Board believes that a shareholder group making a nomination pursuant to proxy access should not be unlimited. The Board believes that its proposal to limit a nominating group to 20 shareholders is reasonable, not unduly restrictive, consistent with prevailing practice and will reduce the administrative burden and expense that could otherwise result from having to verify the nature and duration of holdings of a large number of shareholders participating in a nomination.

Without a reasonable limitation on the number of shareholders in a nominating group, the Company could be required to undertake burdensome inquiries into the nature and duration of the share ownership of a large number of individuals participating in a nomination in order to verify their qualifications. The Board believes that a limit of 20 shareholders is consistent with prevailing practice, reasonable and will serve to appropriately contain administrative costs for the Company while reducing the risk of abuse of proxy access rights. It is also consistent with the views of a significant number of our shareholders.

Shareholder Percentage Ownership Requirement: The Board believes its proposed 3% ownership requirement provides a reasonable balance between the desire to provide meaningful rights to shareholders and the need to reduce the potential for abuse of proxy access by shareholders who may seek to advance special interests that may not be in the interest of all shareholders.

Based on our ownership concentration, a 3% threshold for a group of up to 20 shareholders would provide substantial opportunity for long-term investors to access our proxy and our Board believes 3% to be an appropriate threshold. In addition, a significant majority of the shareholders we contacted expressed support for a 3% threshold.

Shareholder Duration of Ownership: The Board believes that a nominating shareholder or group of shareholders should be required to have held sufficient Common Stock to satisfy the ownership threshold continuously for at least three years and to hold such stock through to the date of the applicable annual meeting to be afforded the right to include their nominee in the Company's proxy statement.

The Board believes that proxy access should be structured to require a sustained shareholder commitment to the Company. By requiring shareholders to hold the requisite stock ownership amount for at least three years (and through to the date of the annual meeting at which the Director nominees are to be elected), the Board-recommended proposal strikes an appropriate balance by aligning the right to access our proxy with our focus on managing our business for the long term. The Board believes that this holding period is important to help ensure that shareholders exercising this right are invested in and share our long-term vision.

Calculation of Shareholder Ownership Interest: In calculating the three year holding period, the proposed amended and restated By-laws require a nominating shareholder or shareholder group to hold full voting and investment rights and the full economic interest, including the opportunity for profit and risk of loss over the specified period.

The proposed amended and restated By-laws require that the requisite share holdings be held continuously for at least three years. Accordingly, they exclude from the 3% ownership requirement any shares of Common Stock (i) sold short by the nominating shareholders or (ii) borrowed by such shareholders for any purpose or purchased by such shareholder or any of its affiliates pursuant to an agreement to resell. The Board believes that these provisions are (i) appropriate as requiring a sustained commitment to the Company on the part of the nominating shareholders in terms of their ownership holding period, (ii) consistent with the Company's focus on managing the business for the long term and (iii) in conformity with prevailing practice.

Nominating Procedures and Proper Form of Notice: The proposed amended and restated By-laws require the timely delivery of a notice to the Secretary of the Company in proper written form, containing, among other things, representations and warranties and agreements in respect of the shareholder and each Director nominee.

The proposed amended and restated By-laws require the delivery of a notice in proper written form setting forth each person nominated for election to the Board of Directors not less than 120 days nor more than 150 days in advance of the anniversary of the date the definitive proxy statement was first released to shareholders in connection with the preceding year's annual meeting of shareholders, subject to certain exceptions. The Board believes such notice requirement is reasonable given the timeline for the preparation of the Company's annual proxy statement and that such notice period is consistent with prevailing practice in respect of proxy access.

Each shareholder seeking to include a director nominee in the Company's proxy materials is required to provide, among other things:

  ♠
  A written statement certifying to the number of shares owned, that the shares have been owned for the required period of time and that such shareholder will notify the Company if such shareholder ceases to own the requisite stock ownership amount;

  ♠
  The information that otherwise would be required to be set forth in or included with a shareholder's advance notice of nomination pursuant to the Company's By-laws;

  ♠
  An agreement, pursuant to which, the shareholder:

      ♠
      agrees to continue to hold the requisite stock ownership amount through the annual meeting;

      ♠
      represents that its Common Stock was acquired in the ordinary course of business and that such shareholder does not intend to change or influence control of the Company;

      ♠
      represents and agrees that such shareholder (i) has not nominated and will not nominate any person other than through the proxy access procedure, (ii) has not engaged and will not engage in, and has not and will not be a participant in another person's solicitation; (iii) has not distributed and will not distribute to any shareholder of the Company any form of proxy for the annual meeting other than the form distributed by the Company; (iv) has complied and will comply with all laws and regulations applicable to solicitations; and (v) has provided and will provide facts, that are truthful and will not provide any misleading statements;

        ♠
        agrees to assume all liability stemming from any legal or regulatory violation arising out of the nominating shareholder's communications with the shareholders of the Company;

        ♠
        agrees to indemnify and hold harmless the Company against any liability, arising out of any nomination submitted by the nominating shareholder; and

        ♠
        agrees to file with the SEC any solicitation or other communication with the shareholders of the Company relating to the meeting.

In addition, the Director nominee is required to provide, among other things:

  ♠
  An agreement pursuant to which the Director nominee (i) consents to being named in the Company's proxy statement and agrees to serve as a Director of the Company if elected; (ii) represents and agrees that such nominee is not and will not become a party to any agreement, as to how such nominee, if elected, will act or vote on any issue or question; and (iii) the Director nominee would be in compliance with and, if elected as a Director of the Company, will comply with, applicable law and all publicly available guidelines of the Company;

  ♠
  A description of each derivate arrangement and short interest the Director nominee has entered into;

  ♠
  A description of all direct and indirect compensation agreements during the past three years and any other material relationships, between or among the nominating shareholder and such Director nominee that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K; and

  ♠
  Any other information relating to the Director nominee that would be required to be disclosed in a proxy statement.

The Board believes that the proposed nominating procedure is consistent with corporate governance best practices and that the information required to be provided in respect of shareholders and their Director nominees is reasonably required to promote the best interests of the Company and prevent potential abuses by parties whose interests may not be aligned with those of the Company's other shareholders.

Disqualification of Shareholder Nominees: The Board believes that each person nominated through proxy access should be required to satisfy certain qualifying requirements.

The proposed amended and restated By-laws require that: (i) each nominee qualify as an independent Director under the applicable rules and listing standards of the principal United States securities exchanges upon which the stock of the Company is listed or traded, any applicable rules of the SEC or any publicly disclosed standards used by the Board in determining and disclosing the independence of the Company's Directors, (ii) the inclusion of such nominee be consistent with the Company's By-laws, Certificate of Incorporation, the rules and listing standards of the principal United States securities exchanges upon which the stock of the Company is listed or traded, and any applicable state or federal law, rule or regulation, (iii) no nominee be an officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914, and (iv) no nominee be subject to a criminal proceeding within the past ten years or be subject to an order for the violation of securities laws or regulations. The proposed amended and restated By-laws also include a requirement that certain information be provided regarding each nominee, including information necessary for the Board, among other things, to make a determination regarding Director independence as well as other relevant information to be made available to shareholders. The foregoing requirements are intended to ensure the independence and suitability of each proposed Director nominee and ensure prospective nominees are screened for compliance with applicable law.

Supporting Statement: The proposed amended and restated By-laws provide shareholders the ability to submit a 500 word statement in support of their Director nominee(s).

Shareholders will be permitted to include in the Company's proxy statement a statement not exceeding 500 words in support of their nominee(s). The Company may omit any information or statement that it, in good faith, believes (i) is false or misleading, or omits to state any material fact, (ii) is without factual foundation, directly or indirectly, impugns the character, integrity or personal reputation of, or makes charges concerning improper, illegal or immoral conduct or associations with respect to, any person or (iii) would violate any applicable law or regulation. The Board believes that these provisions provide the nominating shareholder reasonable opportunity to advocate in favor of their Director nominees while preventing the inclusion of certain types of injurious statements.

Proxy Access and Proxy Solicitation: The proposed amended and restated By-laws would not permit a shareholder using proxy access to participate in another nomination pursuant to proxy access for the same election or to engage in a proxy contest at the same meeting.

The Board's proposal provides that a shareholder using proxy access as a member of a nominating group to nominate a Director candidate will not be allowed to participate through proxy access as a member of another group in another nomination at the same meeting. This restriction is intended to prevent the use of the same shares to meet the minimum shareholding requirements for multiple nominations through proxy access. Also, proxy access is intended to allow shareholders to nominate Directors without the expense of a proxy solicitation. A shareholder who uses proxy access, yet also engages in a proxy solicitation for the same meeting incurs the expense that proxy access is intended to avoid, and diminishes the opportunities of other shareholders to make use of proxy access. Therefore, a shareholder using proxy access would be prohibited from engaging in a proxy contest at the same meeting. In addition, the proposed amendments provide that, in the event a shareholder uses the advance notice provisions of the By-laws to nominate a candidate for election to the Board, the aggregate number of Directors that may be nominated by way of proxy access will be reduced by the aggregate number of Directors proposed through the advance notice provisions of the By-laws.

Effect of Nominating Shareholder Violation of By-laws: The proposed amended and restated By-laws provide that if a nominating shareholder violates the terms of the proxy access By-law provisions, such shareholder's Director nominee will be ineligible to be elected to the Company's Board unless such shareholder is part of a nominating shareholder group which, excluding the shareholder in violation, otherwise complies with the By-laws.

In the event a nominating shareholder violates the terms of the proxy access By-law, the Company may omit or remove the information concerning such shareholder's Director nominee from the Company's proxy statement, except that such a violation by any shareholder who is a member of a nominating group shall not be deemed to be a breach by the shareholder group if such group, excluding the breaching shareholder, otherwise satisfies the terms of the proxy access By-law provisions, in which event such breaching member shall be excluded from the group and the group's nominee will be included in the Company's proxy statement; provided that such nominee complies with all requirements set forth in the proxy access By-law. The Board believes that the consequences for non-compliance by a nominating shareholder, subject to the foregoing exception, including the invalidation of such shareholder's nomination, are reasonable to ensure compliance with the Company's By-laws.

A copy of the proposed amendment to Article Sixth of the Certificate of Incorporation, marked to show all changes proposed under this Proposal 4 against the current Certificate of Incorporation, is attached as Exhibit A to this Proxy Statement. The current provisions of the Certificate of Incorporation and the proposed amendment to the Certificate of Incorporation described above are qualified in their entirety by reference to the actual text as set forth in Exhibit A.

A copy of the proposed amended and restated By-laws, marked to show all changes proposed under this Proposal 4 against the current By-laws, is attached as Exhibit B to this Proxy Statement. The current provisions of the By-laws and the proposed amended and restated By-laws described above are qualified in their entirety by reference to the actual text as set forth in Exhibit B.

Voting on the Proposal

Approval of this Proposal 4 requires the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote generally in the election of Directors (considered as a single class). An abstention or other failure to vote on this Proposal 4 is not an affirmative vote, and therefore, will have the same effect as a vote against this Proposal 4. If this Proposal 4 is not approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote generally in the election of Directors (considered as a single class), then neither the proposed amendment to the Certificate of Incorporation nor the proposed amendment and restatement of the By-laws will be adopted.

If this Proposal 4 is approved by the requisite shareholder vote, then the proposed amendment to the Certificate of Incorporation and the proposed amendment and restatement of the By-laws will be adopted, and a Certificate of Amendment to the Certificate of Incorporation reflecting the proposed amendment to the Certificate of Incorporation will be filed with the State of Delaware promptly after the Annual Meeting.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR PROPOSAL 4 TO APPROVE THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION AND THE AMENDMENT AND RESTATEMENT OF OUR BY-LAWS, AS PROVIDED IN EXHIBITS A AND B, RESPECTIVELY, TO THIS PROXY STATEMENT, TO PERMIT ELIGIBLE SHAREHOLDERS TO NOMINATE CANDIDATES FOR ELECTION TO THE COMPANY'S BOARD OF DIRECTORS IN ACORDANCE WITH PROCEDURES PROVIDING FOR PROXY ACCESS.

Proposal 5 – Approval of an Amendment to the Company's Restated Certificate of Incorporation and an Amendment to the Company's By-laws to Modify the Advance Notice Window for Director Nominations Made by Shareholders

Article Sixth of the Company's Certificate of Incorporation currently provides that, subject to certain exceptions, shareholders seeking to nominate one or more Directors for election at an upcoming meeting of shareholders must provide notice in writing to the Secretary of the Company not less than 14 days and not more than 50 days prior to any such meeting.

As part of the Company's ongoing review of its corporate governance practices and in connection with Proposal 4, the Nominating and Governance Committee has determined that this current notice window, which could be as short as 14 days prior to a meeting, is no longer in line with prevailing governance practice in this area and would create inconsistency in relation to the proxy access framework as set forth in Proposal 4. Accordingly, the Nominating and Governance Committee has recommended, and the Board has adopted, an amendment to (i) the Company's Certificate of Incorporation to remove the existing shareholder notice requirements for Director nominations from

Article Sixth of the Company's Certificate of Incorporation, and (ii) the Company's By-Laws to require that shareholders seeking to nominate one or more Directors for election deliver a notice to the Secretary of Company, which notice must be received by the Secretary:

  •
  in the case of an annual meeting of shareholders, not less than 60 days and not more than 90 days prior to the first anniversary of the date of the prior year's annual meeting of shareholders, subject to certain exceptions; and

  •
  in the case of a special meeting of shareholders, (i) not less than the later of (x) 60 days prior to such special meeting and (y) 10 days following the day on which public announcement of such meeting is first made by the corporation and (ii) not more than 90 days prior to such special meeting.

Proposal 5 is intended to conform the notice period applicable to shareholder-submitted Director nominations, not intended for inclusion in the Company's proxy statement, with best governance practices and to insure that the period for such nominations is not inconsistent with the proxy access procedures that will be implemented if Proposal 4 is approved at the Annual Meeting. In addition, Proposal 5, if approved, would provide the Board with additional time to properly consider the Director nominees proposed by shareholders and enable shareholders to plan their nominations with greater certainty since the proposed advance notice window for annual meetings is based on the anniversary of the prior year's annual meeting date. The proposed advance notice window provides the Board with time to consider all proposed Director nominees (including those submitted by proxy access) prior to making recommendations to shareholders. The Board believes that these changes benefit shareholders by providing them with additional time to consider, and additional information regarding, Directors nominated by other shareholders. Accordingly, the Board believes that this amendment is in the best interests of the Company and its shareholders and recommends that shareholders approve this proposed amendment.

A copy of the proposed amendment to Article Sixth of the Certificate of Incorporation, marked to show all changes proposed under this Proposal 5 against the current Certificate of Incorporation (but assuming the approval and adoption of Proposal 4), is attached as Exhibit C to this Proxy Statement. The current provisions of the Certificate of Incorporation and the proposed amendment to the Certificate of Incorporation described above are qualified in their entirety by reference to the actual text as set forth in Exhibit C.

A copy of the proposed amended By-laws, marked to show all changes proposed under this Proposal 5 against the current By-laws, is attached as Exhibit D to this Proxy Statement. The current provisions of the By-laws and the proposed amended By-laws described above are qualified in their entirety by reference to the actual text as set forth in Exhibit D.

Voting on the Proposal

Approval of this Proposal 5 requires the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote generally in the election of Directors (considered as a single class). In addition, Proposal 5 is conditioned upon the approval by our shareholders of Proposal 4. Accordingly, Proposal 5 will not be deemed to be approved unless Proposal 4 is also approved. An abstention or other failure to vote on this Proposal 5 is not an affirmative vote, and therefore, will have the same effect as a vote against this Proposal 5. If this Proposal 5 is not approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote generally in the election of Directors (considered as a single class), then neither the proposed amendment to the Certificate of Incorporation nor the proposed amendment to the By-laws comtemplated by this Proposal 5 will be adopted.

If this Proposal 5 is approved by the requisite shareholder vote (and assuming shareholder approval for Proposal 4 is obtained), then the proposed amendment to the Certificate of Incorporation and the proposed amendment to the By-laws will be adopted, and a Certificate of Amendment to the Certificate of Incorporation reflecting the proposed amendment to the Certificate of Incorporation will be filed with the State of Delaware promptly after the Annual Meeting.

Proposal 4 is not conditioned upon the approval of this Proposal 5. Accordingly, if shareholder approval for this Proposal 5 is not obtained but Proposal 4 is so approved, then the proposed amendment to the Certificate of Incorporation and the proposed amendment to the By-laws comtemplated by Proposal 4 will be adopted.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO APPROVE THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION AND THE AMENDMENT TO OUR BY LAWS, AS PROVIDED IN EXHIBITS C AND D, RESPECTIVELY, TO MODIFY THE ADVANCE NOTICE WINDOW FOR DIRECTOR NOMINATIONS MADE BY ANY SHAREHOLDER.

Proposal 6 – Approval of an Amendment to the Company's Restated Certificate of Incorporation to Remove Language Providing That Directors May Only Be Removed By the Company's Shareholders "For Cause"

Article Seventh of the Company's Certificate of Incorporation currently provides that Directors may only be removed by the Company's shareholders for cause. To conform the Certificate of Incorporation to current corporate governance best practice and Delaware law, the Nominating and Governance Committee has recommended, and the Board has adopted, an amendment to Article Seventh to remove the requirement that Directors may only be removed by shareholders for cause, subject to approval by our shareholders. The Board believes that this amendment is in the best interests of the Company and its shareholders and recommends that shareholders approve this proposed amendment.

A copy of the proposed amendment to Article Seventh of the Certificate of Incorporation, marked to show all changes proposed under this Proposal 6 against the current Certificate of Incorporation, is attached as Exhibit E to this Proxy Statement. The current provisions of the Certificate of Incorporation and the proposed amendment to the Certificate of Incorporation described above are qualified in their entirety by reference to the actual text as set forth in Exhibit E.

Voting on the Proposal

Approval of this Proposal 6 requires the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote generally in the election of Directors (considered as a single class). An abstention or other failure to vote on this Proposal 6 is not an affirmative vote and, therefore, will have the same effect as a vote against this Proposal 6. If this Proposal 6 is not approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote generally in the election of Directors (considered as a single class), then the proposed amendment to the Certificate of Incorporation will not be adopted.

If this Proposal 6 is approved by the requisite shareholder vote, then the proposed amendment to the Certificate of Incorporation will be adopted, and a Certificate of Amendment to the Certificate of Incorporation reflecting the proposed amendment to the Certificate of Incorporation will be filed with the State of Delaware promptly after the Annual Meeting.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR PROPOSAL 6 TO APPROVE THE AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO REMOVE LANGUAGE PROVIDING THAT DIRECTORS MAY ONLY BE REMOVED BY THE COMPANY'S SHAREHOLDERS "FOR CAUSE".

Proposal 7 – Shareholder Proposal Regarding Proxy Access

The following shareholder proposal (the "Shareholder Proposal") has been submitted for consideration at the 2016 Annual Meeting:

Shareholder Proxy Access

RESOLVED: Shareholders ask our board of directors to adopt, and present for shareholder approval, a "proxy access" bylaw as follows:

Require the Company to include in proxy materials prepared for a shareholder meeting at which directors are to be elected the name, Disclosure and Statement (as defined herein) of any person nominated for election to the board by a shareholder or an unrestricted number of shareholders forming a group (the "Nominator") that meets the criteria established below.

Allow shareholders to vote on such nominee on the Company's proxy card.

The number of shareholder-nominated candidates appearing in proxy materials should not exceed one quarter of the directors then serving or two, whichever is greater. This bylaw should supplement existing rights under Company bylaws, providing that a Nominator must:

a) have beneficially owned 3% or more of the Company's outstanding common stock, including recallable loaned stock, continuously for at least three years before submitting the nomination;

b) give the Company, within the time period identified in its bylaws, written notice of the information required by the bylaws and any Securities and Exchange Commission (SEC) rules about (i) the nominee, including consent to being named in proxy materials and to serving as director if elected; and (ii) the Nominator, including proof it owns the required shares (the "Disclosure"); and

c) certify that (i) it will assume liability stemming from any legal or regulatory violation arising out of the Nominator's communications with the Company shareholders, including the Disclosure and Statement; (ii) it will comply with all applicable laws and regulations if it uses soliciting material other than the Company's proxy materials; and (iii) to the best of its knowledge, the required shares were acquired in the ordinary course of business, not to change or influence control at the Company.

The Nominator may submit with the Disclosure a statement not exceeding 500 words in support of the nominee (the "Statement"). The Board should adopt procedures for promptly resolving disputes over whether notice of a nomination was timely, whether the Disclosure and Statement satisfy the bylaw and applicable federal regulations, and the priority given to multiple nominations exceeding the one-quarter limit. No additional restrictions that do not apply to other board nominees should be placed on these nominations or re-nominations.

Proxy access would "benefit both the markets and corporate boardrooms, with little cost or disruption," raising US market capitalization by up to $140 billion. This is according to a cost- benefit analysis by the Chartered Financial Analyst Institute, Proxy Access in the United States: Revisiting the Proposed SEC Rule.

Please vote to enhance shareholder value.

Company's Response to the Proposal

The Board of Directors believes that proxy access, if properly structured, can augment our shareholders' ability to participate in the election of Director candidates to the Board while potentially enhancing the accountability and responsiveness of Directors. The Nominating and Governance Committee and the Board considered the proxy access framework set out in Proposal 7 as well as the primary features of proxy access by-law provisions adopted by over 60 other companies and, most significantly, the views on proxy access from a significant number of the Company's shareholders. In that regard, in the course of the shareholder outreach described in the Compensation Committee note on page 24 above, we sought input on the subject of proxy access from shareholders holding 77% of the Company's outstanding common stock. Most of them were either neutral on the issue or expressed support for proxy access based on the "3/3/20/20" framework: namely, 3% stock ownership for three years to nominate up to 20% of the Board and allowing for an aggregation limit of up to 20 shareholders. It was ultimately on that basis, after careful consideration, that the Nominating and Governance Committee recommended, and the Board approved, the amendment to Article Sixth of the Company's Certificate of Incorporation and the amendment and restatement of the Company's By-laws to provide for proxy access as set forth under Proposal 4 above, subject to approval by our shareholders.

The Nominating and Governance Committee and the Board believe that the proxy access framework as contained in Proposal 7 is not properly structured either to (i) minimize the potential for abuse by investors who lack a meaningful long-term interest in the Company or who wish to promote special interests that are not aligned with the interests of other shareholders; or (ii) minimize the potential for disruption to board functions and effectiveness.

The Board of Directors opposes Proposal 7 and recommends that shareholders vote AGAINST it for the following reasons:

The Board of Directors believes that the right to nominate up to 25% of the Board (if more than two Directors) at any meeting of shareholders (whether annual or special meetings) may result in excessive disruption to the balance of skill, experience and diversity of the Board, reducing the Board's effectiveness.

The Board's Nominating and Governance Committee serves an important function in considering the effectiveness of the Board and in identifying, assessing and recommending nominees who possess a combination of skills, professional experience and diversity of background necessary to oversee the Company's business. The Nominating and Governance Committee also considers whether a candidate would contribute to an effective, well-rounded and diverse board that operates openly and collaboratively and represents the best interests of all shareholders. Nominees proposed through proxy access are not subject to any evaluation or screening by the Nominating and Governance Committee and therefore proxy access could result in loss of important skills, experience and diversity on the Board of Directors.

A significant number of our shareholders expressed support for limiting the maximum number of Directors who could be nominated through proxy access to the greater of two Director nominees and 20% of the Board. The Company's proxy access proposal (Proposal 4) is in line with this. Such a limitation would, the Board believes, permit the inclusion in the Company's proxy statement of a sufficient number of shareholder-selected nominees to have a meaningful effect on the Board without excessive disruption of the Board's continuity, operations or the balance of the Board's skills, experience and diversity. The Board shares these views and believes that such a limit is reasonable and appropriate considering the size of the Board.

The Shareholder Proposal places no limit on the number of shareholders who can assemble as a group to establish the share ownership required to make a nomination pursuant to proxy access. The Company believes that the absence of such a limit could result in excessive administrative burden and expense for the Company.

Without a reasonable limitation on the number of shareholders in a nominating group, the Company could be required to make burdensome inquiries into the nature and duration of the share ownership of a large number of individuals participating in a nomination in order to verify their qualifications. The Board believes that a limit of 20 shareholders is consistent with prevailing practice, reasonable and will serve to appropriately contain administrative costs for the Company while reducing the risk of abuse of proxy access rights. It is also consistent with the views of a significant number of our shareholders.

The Shareholder Proposal does not require a nominating shareholder or shareholder group to hold full voting and investment rights and the full economic interest, including the opportunity for profit and risk of loss, over the requisite amount of Company stock continuously for the required holding period and does not preclude the use of Company stock sold short in meeting the ownership requirements for proxy access.

Absent a requirement for the nominating shareholder to retain full voting power and investment power with respect to the requisite amount of shares necessary to establish eligibility to nominate a Director, a shareholder could have a net short position in the stock and still be entitled to use proxy access to make a nomination. The Board believes that proxy access should be structured to require a sustained commitment to the Company in terms of the shareholder's ownership interest and holding period.

The Shareholder Proposal does not require nominating shareholders to retain ownership of their shares through the meeting date.

A nominating shareholder could sell all or any portion of the required shares prior to the meeting date, potentially creating misalignment between the interests of the nominating shareholder and other shareholders.

The Shareholder Proposal fails to address several important considerations relevant to proxy access.

Among other things, the Shareholder Proposal fails to address requirements for independence of shareholder nominees, the potential for a shareholder to participate simultaneously in more than one proxy access nomination, and the potential for a shareholder to nominate directors through proxy access while simultaneously engaging in a proxy contest to elect more directors than permitted under proxy access.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE AGAINST THE SHAREHOLDER PROPOSAL.

Voting on the Proposal

The affirmative vote of a majority of shares participating in the voting on the Shareholder Proposal is required for its adoption. Abstentions will not be counted as either "FOR" or "AGAINST" this Proposal.

The Company will furnish the name, address and the number of shares of Common Stock held by the shareholder who has submitted the preceding proposal to any person who submits a request in writing to the attention of the Company's Corporate Secretary at the Company's principal executive offices at 2 Park Avenue, New York, New York 10016 or by telephone at 212-739-6550.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors, executive officers, certain other officers, and persons owning more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership of such equity securities with the SEC and the NYSE. To the Company's knowledge, based solely on the information furnished to the Company and written representations by such persons, all filing requirements under Section 16(a) have been complied with in a timely fashion, with the exception of a filing on August 21, 2015 for Michael Rinaldo reporting the vesting of restricted stock units on March 1, 2014, a grant of stock options received on March 2, 2015 and the grants of market share units, staking market share units and performance share units received on March 3, 2015, which were filed late due to an administrative error.

Other Matters

The Board of Directors is aware of no other matters that are to be presented to shareholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments or postponements thereof, it is the intention of the persons named in the enclosed form of proxy to vote such proxies in accordance with their judgment on such matters.

Additional Information

Submission of Shareholder Proposals

Shareholder proposals intended to be presented at the 2017 Annual Meeting of Shareholders must be received by the Company, addressed to the attention of the Company's Corporate Secretary at its principal executive offices at 2 Park Avenue, New York, New York 10016, no later than December 9, 2016 in order to be included in the Company's proxy statement relating to that meeting. Assuming that the 2017 Annual Meeting of Shareholders is held no more than 30 days before, and no more than 70 days after, the anniversary date of the 2016 Annual Meeting of Shareholders, shareholders who intend to present a proposal at the 2017 Annual Meeting of Shareholders without inclusion of such proposal in the Company's proxy materials are required to provide us notice of such proposal or nomination no later than February 18, 2017 and no earlier than January 19, 2017.

Company Code of Ethics and Business Practices

The Company has established a Code of Ethics and Business Practices ("Code of Ethics and Business Practices") which applies to all of its associates, including its Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer, as well as to the Company's Board of Directors and to temporary personnel. A copy of the Code of Ethics and Business Practices is available on the Company's website at www.katespadeandcompany.com, under "Corporate Governance" in the Investor Relations section. A copy may also be obtained by sending a request care of the Company's Corporate Secretary at 2 Park Avenue, New York, NY 10016. The Company will disclose on the Company's website any amendment to, and any waiver of, the Code of Ethics and Business Practices with respect to the Company's Directors or executive officers. The Company has established an Ethics and Business

Practices Committee, consisting of the Chief Legal Officer, Chief Accounting Officer and Chief Financial Officer, with responsibility for administering the Code of Ethics and Business Practices.

By Order of the Board of Directors,

TIMOTHY F. MICHNO
 Senior Vice President – General Counsel and Secretary

New York, New York
April 8, 2016

APPENDIX A

Categorical standards adopted by the Board under which transactions and relationships falling within any of the listed categories will be deemed immaterial for purposes of the Board independence determinations:

            1.    A Director (or an immediate family member) serves as a director, executive officer or employee of an Entity (as defined below) that, in the ordinary course of business of the Company and the Entity, makes payment for goods and services received from the Company, or receives payment for goods and services (other than professional services) provided to the Company, if the gross amount of such payments in any fiscal year of the Company does not exceed the lesser of (x) 1% of the revenues of the Company for its most recently completed fiscal year; (y) 1% of the revenues of the Entity for its most recently completed fiscal year; and (z) (i) $1 million, if the Director (or immediate family member) is an executive officer or employee of the Entity, and (ii) $20 million, if the Director (or immediate family member) is a director of the Entity.

            2.    A Director (or an immediate family member) serves as a director or trustee of, or is otherwise affiliated with, a charity, hospital or other not-for-profit organization to which the Company or the Kate Spade & Company Foundation has made discretionary charitable contributions (excluding matching contributions) not exceeding $100,000 in any of the three preceding fiscal years of the Company.

            3.    A Director (or an immediate family member) beneficially owns for investment purposes less than 5% of the outstanding voting securities of a publicly traded company having a business relationship, directly or through one or more subsidiaries, with the Company, provided that the Director (or immediate family member) is not a director, executive officer or employee of the publicly traded company.

            4.    A Director (or an immediate family member) serves as a director, executive officer or employee of an Entity that, in the ordinary course of its business, participates in a credit or similar facility entered into by the Company, as lender but not as agent, in an amount that does not exceed the lesser of (x) 10% of the total participations in the facility; (y) 2% of the net assets of the Entity as of the end of its most recently completed fiscal quarter; and (z) (i) $10 million, if the Director (or immediate family member) is an executive officer or employee of the Entity, and (ii) $100 million, if the Director (or immediate family member) is a director of the Entity.

            5.    A Director (or an immediate family member) serves as a director, executive officer or employee of an Entity that, in the ordinary course of its business, holds for investment purposes publicly issued debt securities of the Company (including debt securities issued in so-called Rule 144A transactions) in an amount that does not exceed the lesser of (x) 10% of the total principal amount of the debt securities of any issue outstanding; (y) 2% of the net assets of the Entity as of the end of its most recently completed fiscal quarter; and (z) (i) $10 million, if the Director (or immediate family member) is an executive officer or employee of the Entity, and (ii) $100 million, if the Director (or immediate family member) is a director of the Entity.

For purposes of these standards, (i) "Company" means Kate Spade & Company and any controlled affiliate; (ii) "Entity" means a corporation, partnership, limited liability company or other organization in which the Company Director, alone or together with members of his or her immediate family, does not beneficially own in excess of 0.5% of the outstanding equity securities; and (iii) "immediate family member" has the meaning provided in Rule 404(a) of Regulation S-K under the Securities Exchange Act.

APP-A-1

APPENDIX B

In addition to addressing financial results calculated in accordance with GAAP, our proxy statement contains presentations derived from "non-GAAP" adjusted measures, as defined below. The adjustments reflect items identified specific to fiscal year 2015 and our corresponding annual bonus plan for the named executive officers for such period.

We present Adjusted Operating Income, which we define as operating income adjusted to exclude expenses incurred in connection with the Company's streamlining initiatives, brand-exiting activities, acquisition related costs and loss on settlement of note receivable. The adjusted results for 2015 also exclude a $26.0 million charge related to the termination of certain contracts with our former joint venture partner in Kate Spade China Co., Ltd. Adjusted Operating Income as utilized in the Company's 2015 Annual Incentive Plan is further adjusted to exclude share-based compensation expense and the results of KATE SPADE SATURDAY, JACK SPADE brick and mortar, Kate Spade Brazil and Adelington Design Group exiting brands.

We present Adjusted EBITDA, which we define as income from continuing operations, adjusted to exclude income tax provision (benefit), interest expense, net, depreciation and amortization, net, losses on settlement of note receivable, expenses incurred in connection with the Company's streamlining initiatives, brand-exiting activities, acquisition related costs, non-cash impairment charges, losses on asset disposals, non-cash share-based compensation expense and unrealized and certain realized foreign currency transaction adjustments, net. We also present 2013 Comparable Adjusted EBITDA, which we use to measure our performance after giving effect to certain corporate cost savings. Comparable Adjusted EBITDA is calculated by starting with adjusted results (which already exclude charges related to streamlining initiatives, brand-exiting activities and acquisition related costs) and includes adjustments to reflect the anticipated impact resulting from the Juicy Couture and Lucky Brand divestitures to show 2013 on a comparable basis to 2014. The annualized Corporate Adjusted EBITDA of ($53) million is consistent with our previously provided 2014 guidance for Corporate Adjusted EBITDA of ($50) to ($55) million, which includes estimated amounts to be billed under the Transition Services Agreement ("TSA") for Lucky Brand and assumes ownership of Lucky Brand by the Company for the month of January 2014, followed by the implementation of the TSA for a period of up to 24 months thereafter. As presented in this CD&A, all references to Adjusted EBITDA and Comparable Adjusted EBITDA are net of foreign currency transaction adjustments.

The Company believes that the adjusted results represent a more meaningful presentation of its historical operations and financial performance since these results provide period to period comparisons that are consistent and more easily understood. We present the above-described adjusted measures because we consider them important supplemental measures of our performance and believe they are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. We also present Adjusted EBITDA Excluding Wind-Down Operations, which the Company defines as Adjusted EBITDA further adjusted to remove the Adjusted EBITDA of Kate Spade Saturday, Jack Spade brick and mortar, Kate Spade Brazil and brand exits in the Adelington Design Group segment. The Company believes this Adjusted EBITDA measure provides a meaningful presentation of its 2015 results on a go-forward basis that is consistent with its 2015 guidance.

Adjustments to net sales for wind-down operations include net sales for Kate Spade Saturday, Jack Spade brick and mortar locations, Kate Spade Brazil and brand exits in the Adelington Design Group segment in both periods. In addition to those items, the impacts of the 53rd week, changes in foreign currency exchange rates and strategic initiatives, including quality of sale and the conversion of the Hong Kong, Macau and Taiwan territories to a joint venture are adjusted in 2014. Refer to the table entitled "Reconciliation of Non-GAAP Net Sales Information" for a reconciliation from GAAP results.

We provide a reconciliation of the non-GAAP financial measures to their most directly comparable GAAP financial measures below.

APP-B-1

 KATE SPADE & COMPANY
RECONCILIATION OF NON-GAAP FINANCIAL INFORMATION
(In thousands)
(Unaudited)

The following tables provide reconciliations of (i) Income from Continuing Operations to Adjusted Income from Continuing Operations, Excluding Wind-Down Operations; (ii) Operating Income to Adjusted Operating Income, Excluding Wind-Down Operations; and (iii) Adjusted Operating Income to Adjusted EBITDA, Excluding Wind-Down Operations:

	Reported(a)	Streamlining Initiatives and JV Termination Fee(b)	Adjusted Results	Results of Wind-Down Operations(c)	Adjusted Results (Excluding Wind-Down Operations)(d)
Twelve Months Ended January 2, 2016 (52 Weeks)
Total Net Sales	$1,242,720		$1,242,720	$(27,309)	$1,215,411
KATE SPADE North America	1,031,123		1,031,123	(12,891)	1,018,232
KATE SPADE International	188,151		188,151	(12,701)	175,450
Adelington Design Group	23,446		23,446	(1,717)	21,729
Gross Profit	754,107		754,107	(11,389)	742,718
SG&A	687,709	$(61,317)	626,392	(15,066)	611,326

Operating Income	$66,398	$61,317	$127,715	$3,677	$131,392

Other expense, net	(11,137)	5,830	(5,307)		(5,307)
Loss on settlement of note receivable	(9,873)	9,873	—		—
Interest expense, net	(19,152)		(19,152)		(19,152)
Provision for income taxes(e)	4,528	37,412	41,940	1,471	43,411

Income from Continuing Operations	$21,708	$39,608	$61,316	$2,206	$63,522

Reconciliation of Adjusted EBITDA:
Adjusted operating income, per above			$127,715	$3,677	$131,392
Depreciation and amortization, asset impairments and losses on asset disposals, net(f)			51,699	(550)	51,149
Share-based compensation, net(g)			25,271		25,271
Other expense, net(h)			(4,910)		(49,910)

Adjusted EBITDA			$199,775	$3,127	$202,902

KATE SPADE North America			$177,593	$3,074	$180,667
KATE SPADE International(i)			17,697	646	18,343
Adelington Design Group			4,523	(593)	3,930
Other(j)			(38)		(38)

Adjusted EBITDA			$199,775	$3,127	$202,902

(a)
Represents the results of Kate Spade & Company in accordance with accounting principles generally accepted in the US.

(b)
Represents charges due to streamlining initiatives comprised of: (i) payroll, contract termination costs, asset write-downs and other costs of $35,395; (ii) store closure, other brand-exiting and acquisition related credits of $(78); and (iii) a $26,000 charge related to the termination of certain contracts with the Company's former joint venture partner in China.

(c)
Represents adjustments to remove the adjusted results of KATE SPADE SATURDAY, JACK SPADE brick and mortar, Kate Spade Brazil and Adelington Design Group exiting brands (Trifari, Trina Turk and Kensie).

(d)
Represents the adjusted results of the Company excluding the results of KATE SPADE SATURDAY, JACK SPADE brick and mortar, Kate Spade Brazil and Adelington Design Group exiting brands. This is presented in order to provide adjusted results on the same basis as the Company's 2015 guidance.

APP-B-2

(e)
Adjusted amounts represent adjusted pretax income multiplied by a normalized tax rate of 40.0%, plus $0.6 million for interest and penalties on uncertain tax positions. The normalized tax rate was derived by reference to statutory tax rates in the regions in which the Company operates, without giving effect to the Company's valuation allowance or potential use of its net operating loss carryforwards.

(f)
Excludes amortization included in Interest expense, net.

(g)
Excludes $0.3 million of share-based compensation expense that was classified as restructuring.

(h)
Amount is reported Other expense, net as shown above, net of foreign currency transaction adjustment of $4,405 and restructuring charges of $1,822 included in equity in the losses of equity method investees.

(i)
Amounts include equity in the adjusted losses of equity method investees of $4,872.

(j)
Amount is reported Other expense, net as shown above, net of foreign currency transaction adjustment of $4,405 and equity in the losses of equity method investees of $6,694.

APP-B-3

 KATE SPADE & COMPANY
RECONCILIATION OF NON-GAAP NET SALES INFORMATION
(Dollars In thousands)

The following table provides reconciliations of Net Sales as reported to Net Sales excluding wind-down operations(a) in 2015 and to Net Sales excluding wind-down operations and adjusting for the impacts of the 53rd week, changes in foreign currency exchange rates and strategic initiatives in 2014(b).

	Twelve Months Ended
			Variance
	January 2, 2016 (52 Weeks)	January 3, 2015 (53 Weeks)
Total Company			$	%
Net Sales as reported	$1,242,720	$1,138,603	$104,117	9.1%
Less: Net sales for wind-down operations(a)	(27,309)	(60,879)
Net sales impact of strategic initiatives(b)	—	(25,614)
Additional week in 2014	—	(17,900)
Foreign currency impact	—	(26,802)

Adjusted Net Sales	$1,215,411	$1,007,408	$208,003	20.6%

KATE SPADE International
Net Sales as reported	$188,151	$213,582	$(25,431)	–11.9%
Less: Net sales for wind-down operations(a)	(12,701)	(15,287)
Net sales impact of strategic initiatives	—	(28,162)
Additional week in 2014	—	(3,927)
Foreign currency impact	—	(19,888)

Adjusted Net Sales	$175,450	$146,318	$29,132	19.9%

(a)
Represents net sales for KATE SPADE SATURDAY, JACK SPADE brick and mortar, Kate Spade Brazil and Adelington Design Group exiting brands (Trifari, Trina Turk and Kensie).

(b)
Represents the estimated impact on net sales of strategic initiatives announced in 2015, including the conversion of the Hong Kong, Macau and Taiwan territories to a joint venture and North America quality of sale initiatives.

APP-B-4

 KATE SPADE & COMPANY
RECONCILIATION OF NON-GAAP FINANCIAL INFORMATION
(All amounts in thousands)
(Unaudited)

The following table provides reconciliations of Segment Adjusted EBITDA to: (i) Adjusted EBITDA, Net of Foreign Currency Transaction Adjustments; and (ii) Income (Loss) from Continuing Operations.

	Twelve Months Ended
	January 3, 2015 (53 Weeks)	December 28, 2013 (52 Weeks)
Segment Adjusted EBITDA:
KATE SPADE North America	$143,009	$70,250
KATE SPADE International	810	(815)
Adelington Design Group	4,092	12,008
Other(a)	(940)	(4,334)

Total Reportable Segments Adjusted EBITDA	146,971	77,109
Other expense(b)	(1,450)	(883)
Less: Foreign currency transaction adjustments, net	1,441	673

Adjusted EBITDA, Net of Foreign Currency Transaction Adjustments	146,962	76,899
Foreign currency transaction adjustments, net	(1,441)	(673)
Depreciation and amortization, net(c)	(48,441)	(35,088)
Charges due to streamlining initiatives, brand-exiting activities, acquisition related costs and loss on asset disposals and impairments, net	(30,371)	(15,716)
Share-based compensation(d)	(37,270)	(7,269)
Loss on extinguishment of debt	(16,914)	(1,707)
Impairment of cost investment	—	(6,109)
Interest expense, net	(20,178)	(47,065)
Benefit for income taxes	(84,379)	(4,563)

Income (Loss) from Continuing Operations	$76,726	$(32,165)

Adjusted EBITDA, Net of Foreign Currency Transaction Adjustments		$76,899
Corporate Adjustments(e)		11,136

Comparable Adjusted EBITDA, Net of Foreign Currency Transaction Adjustments		$88,035

(a)
Other consists of expenses principally related to distribution functions that were included in Juicy Couture and Lucky Brand historical results, but are not directly attributable to those businesses and therefore have not been included in discontinued operations.

(b)
Amounts do not include equity in the losses of equity method investee of $2,583 and $1,179 for the twelve months ended January 3, 2015 and December 28, 2013, respectively.

(c)
Excludes amortization included in Interest expense, net.

(d)
Includes share-based compensation expense of $17.3 million and $2.8 million in the twelve months ended January 3, 2015 and December 28, 2013, respectively.

(e)
Represents adjustments to reflect Corporate Costs on an annualized Adjusted EBITDA basis of $(53) million.

APP-B-5

EXHIBIT A

Marked Copy Showing Changes to the Restated Certificate of Incorporation
of Kate Spade & Company

SIXTH: 1. Nominations for the election of directors may be made (i) by the Board of Directors ~~or~~in compliance with this Article SIXTH, (ii) by any stockholder entitled to vote for the election of directors~~. Such nominations~~ in compliance with the stockholder nomination procedures set forth in this Article SIXTH and Section 12 of Article II of the by-laws of the Corporation (as amended from time to time) or (iii) in the case of an annual meeting of stockholders, by any stockholder in compliance with the proxy access procedures set forth in Section 13 of Article II of the by-laws of the Corporation (as amended from time to time). Nominations made in accordance with clause (ii) of the first sentence of this Section 1 of Article SIXTH, shall be made by notice in writing delivered or mailed by first class United States mail, postage prepaid to the Secretary of the Corporation not less than 14 days nor more than 50 days prior to any meeting of the stockholders called for the election of directors; provided, however, that if less than 21 days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the secretary of the Corporation not later than the close of the seventh day following the day on which notice of the meeting was mailed to stockholders. Notice of nominations which are proposed by the Board of Directors under clause (i) of the first sentence of this Section 1 of Article SIXTH shall be given by the chief executive officer of the Corporation on behalf of the Board of Directors.

A-1

EXHIBIT B

Marked Copy Showing the Changes to the By-laws of Kate Spade & Company

As amended and restated through ~~May 15~~[    •        •    ], ~~2012~~2016

BY-LAWS
of
KATE SPADE & COMPANY
(A Delaware Corporation)

ARTICLE I

Offices

        Section 1.    Offices.    The corporation shall maintain a registered office in the State of Delaware as required by law. The corporation may also have an office or offices at such other place or places, within or without the State of Delaware, as the Board of Directors may from time to time designate.

ARTICLE II

Stockholders

        Section 1.    Place of Meetings.    Meetings of stockholders shall be held at such place, either within or without the State of Delaware, as the Board of Directors may from time to time designate.

        Section 2.    Annual Meetings.    Annual meetings of stockholders shall be held on such date during the month of April, May or June of each year and at such time as the Board of Directors shall from time to time designate. Except as otherwise provided in the certificate of incorporation, at each annual meeting the stockholders shall elect a class of the Board of Directors to hold office for a term expiring at the next succeeding annual meeting and transact such other business as may be properly brought before the meeting.

        Section 3.    Special Meetings.

        (a)   Unless otherwise prescribed by law or the Restated Certificate of Incorporation (such certificate, as amended from time to time, including resolutions adopted from time to time by the Board of Directors establishing the designation, rights, preferences and other terms of any class or series of capital stock, the "certificate of incorporation") special meetings of the stockholders may be called only by (i) the Board of Directors or (ii) the Secretary of the corporation, in the case of clause (ii) at the written request of stockholders that own of record not less than ~~twenty-five percent (~~25%~~)~~ of the capital stock of the corporation entitled to vote generally in the election of directors and which request complies with the procedures set forth herein for calling a special meeting of stockholders. Only such business shall be conducted at a special meeting of the stockholders as shall have been brought before the meeting pursuant to the corporation's notice of the meeting.

        (b)   A stockholder request for a special meeting shall state the purpose or purposes of the proposed meeting, be directed and delivered to the ~~secretary~~Secretary and shall be signed and dated by each stockholder, or duly authorized agent of such stockholder, requesting the special meeting and shall be accompanied by the information described in ~~Sections~~Section 10(b)(i) ~~and~~, Section 10(b)(ii) and ~~Sections 11(a) and (b~~Section 12(a) of this Article II, as applicable and assuming each such requesting stockholder has made a proposal thereunder, as to any business proposed to be conducted and any nominations proposed to be presented at such special meeting and as to the stockholder(s) requesting the special meeting, which accompanying information shall be true and correct as of the date of the request. The requesting stockholders shall further update and supplement such accompanying information, if necessary, so that such accompanying information shall be true and correct as of the record date for such special meeting. A special meeting requested by stockholders shall be held on such date and at such time and place as shall be determined by the Board of Directors; provided, however, that the date of any such special meeting shall be not more than ninety (90) days after the request to call the special meeting is received by the ~~secretary~~Secretary. Notwithstanding the foregoing, a special meeting requested by stockholders shall not be held if (i) the stated business to be brought before the special meeting is not a proper subject for stockholder action under applicable law, (ii) the Board of Directors has called or calls for an annual meeting of stockholders to be held within ninety (90) days after the ~~secretary~~Secretary receives the request for the special meeting and the Board of Directors determines in good faith that the business of such annual meeting includes (among any other matters properly brought before the annual meeting) the business specified in the stockholders' request or (iii) an annual or special meeting that included the business specified in the request (as determined in good faith by the Board of Directors) was held not more than ninety (90) days before the request to call the special meeting was received by the ~~secretary~~Secretary.

        (c)   A stockholder may revoke a request for a special meeting at any time by written revocation delivered to the secretary, and if, following such revocation there are un-revoked requests from stockholders holding of record in the aggregate less than the requisite number of shares of capital stock entitling such stockholders to request the calling of a special meeting, the Board of Directors, in its discretion, may cancel the special meeting. If none of the stockholders who submitted the request for a special meeting appears or sends a qualified representative to present the nominations proposed to be presented or other business proposed to be conducted at the special meeting, or if the stockholders who submitted the request for the special meeting do not own of record, at the time of the special meeting, not less than ~~twenty-five percent (~~25%~~)~~ of the capital stock of the corporation entitled to vote generally in the election of directors, the corporation need not present such nominations or other business for a vote at such meeting.

        (d)   Business transacted at all special meetings shall be confined to the matters stated in the notice of special meeting. Business transacted at a special meeting requested by stockholders shall be limited to the matters described in the special meeting request; provided, however, that nothing herein shall prohibit the Board of Directors from submitting matters to the stockholders at any special meeting requested by stockholders.

        (e)   Notwithstanding the foregoing provisions of this Section 3 of Article II, a stockholder shall also comply with all applicable requirements of the Exchange Act of 1934 (the "Exchange Act") and the rules and regulations thereunder with respect to the matters set forth in this Section 3 of Article II; provided, however, that any references in this Section 3 of Article II to the Exchange Act or the rules promulgated thereunder are not intended to and shall not limit any requirements applicable to proposals as to any business or nominations to be considered pursuant to this Section 3 of Article II. Nothing in this Section 3 of Article II shall be deemed to affect any rights of the holders of any series of Preferred Stock if and to the extent provided for under law, the certificate of incorporation or these by-laws.

        Section 4.    Notice of Meetings.    Written notice of each meeting of the stockholders stating the place, date and hour of the meeting shall be given by or at the direction of the Board of Directors to each stockholder entitled to vote at the meeting at least ten, but not more than sixty, days prior to the meeting. Notice of any special meeting shall state in general terms the purpose or purposes for which the meeting is called.

        Section 5.    Quorum; Adjournments of Meetings.    The holders of a majority of the issued and outstanding shares of the capital stock of the corporation entitled to vote at a meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. Whether or not a quorum is present, the chairman of the meeting, or the stockholders entitled to vote thereat, present or represented by proxy, holding shares representing at least a majority of the votes so present or represented by proxy and entitled to be cast thereon, shall have the power to adjourn the meeting from time to time, without notice other than, except as required by law, announcement at the meeting of the date, time, and place of the adjourned meeting. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled thereto. When a quorum is once present, it is not broken by subsequent withdrawal of any stockholder.

        Section 6.    Voting.    (a) At any meeting of stockholders every registered owner of shares entitled to vote may vote in person or by proxy. At any meeting of stockholders, or for purposes of action by written consent, every registered owner of shares entitled to vote, except as otherwise provided by law, in the certificate of incorporation or these by-laws, shall have one vote for each such share standing in his name on the books of the corporation.

        (b)   Except as provided in the certificate of incorporation, a nominee for director shall be elected to the Board of Directors by the vote of the majority of the votes cast with respect to that director's election at any meeting for the election of directors at which a quorum is present; provided, however, that if the number of nominees exceeds the number of directors to be elected as of the date that is ten days prior to the date that the corporation first mails its notice of meeting for such meeting to the stockholders, then the directors shall be elected by the vote of a plurality of the votes of the shares present in person or represented by proxy at any such meeting and entitled to vote on the election of directors. For purposes of this Section 6 of Article II, a majority of the votes cast means that the number of votes cast "for" a director must exceed the number of votes cast "against" that director (with "abstentions" and "broker non-votes" not counted as a vote cast with respect to that director).

        (c)   Except as otherwise required by law, the certificate of incorporation or these by-laws, all matters brought before any meeting of the stockholders, other than the election of directors, shall be decided by a vote of the holders of a majority of shares of stock of the corporation present in person or by proxy at such meeting and voting thereon, a quorum being present.

        Section 7.    Inspectors of Election.

        (a)   The Board of Directors, or, if the Board of Directors shall not have made the appointment, the chairman presiding at any meeting of stockholders, shall have power to appoint two or more persons to act as inspectors of election at the meeting or any adjournment thereof, but no candidate for the office of director shall be appointed as an inspector at any stockholders' meeting at which directors are to be elected.

        (b)   In the event of the delivery, in the manner provided by Section 17 of this Article II and applicable law, to the corporation of a written consent or written consents to take corporate action and/or any related revocation or revocations, the corporation shall appoint one or more inspectors of election for the purpose of performing promptly a ministerial review of the validity of the consents and revocations. For the purpose of permitting the inspectors to perform such review, no action by written consent and without a meeting shall be effective until such inspectors have completed their review, determined that the requisite number of valid and unrevoked consents delivered to the corporation in accordance with Section 17 of this Article II and applicable law have been obtained to authorize or take the action specified in the consents, and certified such determination for entry in the records of the corporation kept for the purpose of recording the proceedings of meetings of stockholders. Nothing contained herein shall in any way be construed to suggest or imply that the Board of Directors or any stockholder shall not be entitled to contest the validity of any consent or revocation thereof, whether before or after such certification by the inspectors, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

        Section 8.    Chairman of Meetings.    The Chief Executive Officer or the Chairman of the Board of Directors shall preside at all meetings of the stockholders. In the absence of both the Chief Executive Officer and the Chairman of the Board of Directors, a majority of the members of the Board of Directors present in person at such meeting may appoint any other officer or director to act as chairman of the meeting.

        Section 9.    Secretary of Meetings.    The Secretary of the corporation shall act as secretary of all meetings of the stockholders. In the absence of the Secretary, the chairman of the meeting shall appoint any other person to act as ~~secretary~~Secretary of the meeting.

        Section 10.    Advance Notice of Stockholder Proposed Business at Annual Meetings.

        (a)   To be properly brought before an annual meeting of the stockholders, the proposal of business (other than the nomination of a person for election as a director, which is governed by Section ~~11~~12 and Section 13 of this Article II and Article Sixth of the certificate of incorporation), must be either (i) specified in the notice of meeting (or supplement thereto) given by or at the direction of the Board of Directors or (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors (or any committee thereof) or (iii) otherwise properly brought before the meeting by any stockholder of the corporation (A) who was a stockholder of record of the corporation at the time the notice provided for in this Section 10 of Article II is delivered to the Secretary and at the time of the annual meeting, (B) who is entitled to vote at the meeting, and (C) who complies with the notice procedures set forth in this Section 10 of Article II. Except as otherwise provided in Section 3 of this Article II, the foregoing clause (iii) shall be the exclusive means for a stockholder to submit such business before any meeting of stockholders of the corporation (other than matters properly brought under Rule 14a-8 under the ~~Securities~~ Exchange Act ~~of 1934, as amended (the "Exchange Act")~~). For any business to be properly brought before an annual meeting by a stockholder (other than the nomination of a person for election as a director, which is governed by Section ~~11~~12 and Section 13 of this Article II and Article Sixth of the certificate of incorporation), the stockholder must have given, in proper form, timely notice thereof in writing to the Secretary of the corporation and any such proposed business must be a proper matter for stockholder action. To be timely for the purposes of this Section 10 of Article II, a stockholder's notice must be made in writing and delivered or mailed by first class United States mail, postage prepaid to the Secretary of the corporation not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the first anniversary of the preceding year's annual meeting (provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such annual meeting is first made by the corporation. In no event shall any adjournment or postponement of an annual meeting for which notice has been given or the public announcement thereof commence a new time period (or extend any time period) for the giving of a stockholder's notice as described in this Section 10 of Article II.

        (b)   To be in proper form for the purposes of this Section 10 of Article II, each stockholder's notice shall set forth (as of the date of the stockholder's notice, as updated and supplemented as provided in this Section 10 of Article II):

            (i)    as to any business that the stockholder proposes to bring before an annual meeting, (A) a brief description of the business desired to be brought before the annual meeting, (B) the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the by-laws of the corporation, the language of the proposed amendment), (C) the reasons for conducting such business at the annual meeting, (D) any direct or indirect material interest in such business (whether by security holdings or otherwise) of any Proponent Person (as defined below) and (E) any other information relating to any Proponent Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for the proposal pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and

            (ii)   as to the stockholder giving the notice, the beneficial owner, if any, on whose behalf the proposal of business is made, and any person controlling, directly or indirectly, or acting in concert with, such stockholder and/or such beneficial owner, or any associate of such person (each a, "Proponent Person") (A) the name and address of such stockholder, as they appear on the corporation's books, and of any other Proponent Person, (B) the class or series and number of shares of capital stock of the corporation which are owned beneficially and of record by any Proponent Person, (C) a description of any agreement, arrangement or understanding with respect to the proposal between or among any Proponent Person, (D) a description of any agreement, arrangement or understanding (with respect to any derivative, swap or other transaction) that has been entered into, directly or indirectly, by, or on behalf of, any Proponent Person, the effect or intent of which is to give any Proponent Person the economic benefits and risks similar to ownership of shares of capital stock of the corporation, including any opportunity to profit or otherwise benefit (or be subject to risk) by virtue of the value of such derivative, swap or other transaction being determined by reference to the price, value or volatility of any such shares ("Derivative Arrangements"), (E) a description of any proxy (other than a revocable proxy or consent given in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a solicitation statement filed on Schedule 14A), agreement, arrangement or understanding pursuant to which any Proponent Person has a right to vote any shares of capital stock of the corporation, including rights arising from or in connection with any borrowing or lending of such shares, (F) a description of any agreement, arrangement or understanding, including any repurchase or similar so-called "stock borrowing" agreement or arrangement, that has been entered into, directly or indirectly, by, or on behalf of, any Proponent Person, the effect or intent of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) of shares of capital stock of the corporation by, manage the risk of share price changes for, or increase or decrease the voting power of, any such Proponent Person with respect to such shares, or which provides, directly or indirectly, the opportunity to profit from any decrease in the price or value of such shares ("Short Interests"), (G) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such annual meeting and intends to appear in person or by proxy at the annual meeting to propose such business; (H) a representation whether any Proponent Person intends or is part of a group which intends (1) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the corporation's outstanding capital stock required to approve or adopt the proposal at an annual meeting and/or (2) otherwise to solicit proxies from stockholders in support of such proposal and (I) in the case of a beneficial owner, evidence establishing such beneficial owner's indirect ownership of stock and entitlement to vote such stock for the election of directors at the annual or special meeting of the stockholders, provided any disclosure pursuant to the foregoing clauses (A) through (H) shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proponent Person solely as a result of being the stockholder directed to prepare and submit the notice required by this Section 10 of Article II on behalf of a beneficial owner. The notice requirements applicable to this Section 10 of Article II shall be deemed satisfied by a stockholder with respect to business (other than a nomination) if the stockholder has notified the corporation of its intention to present a proposal at an annual meeting in compliance with applicable rules and regulations promulgated under the Exchange Act and such stockholder's proposal has been included in a proxy statement that has been prepared by the corporation to solicit proxies for such annual meeting.

        (c)   Derivative Arrangements shall be disclosed pursuant to the forgoing provision of Section 10(b) of this Article II without regard to whether (i) the derivative, swap or other transactions convey any voting rights in shares of capital stock of the corporation to any Proponent Person that has entered into, directly or indirectly, any such Derivative Arrangement, (ii) the derivative, swap or other transactions are required to be, or are capable of being, settled through delivery of such shares, or (iii) any Proponent Person may have entered into other transactions that hedge or mitigate the economic effect of such derivative, swap or other transactions.

        (d)   A stockholder giving notice of a proposal of business pursuant to this Section 10 of Article II shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice shall be true and correct as of the record date for the meeting.

        (e)   Unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting of stockholders to present proposed business, such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the corporation.

        (f)    Notwithstanding the foregoing provisions of this Section 10 of Article II, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 10 of Article II; provided, however, that any references in this Section 10 of Article II to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to proposals as to any business to be considered pursuant to this Section 10 of Article II. Nothing in this Section 10 of Article II shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) of the holders of any series of Preferred Stock if and to the extent provided for under law, the certificate of incorporation or these by-laws.

        Section 11.    Eligibility to Make Nominations.    Nominations of candidates for election as directors at an annual meeting of stockholders or a special meeting of stockholders at which directors are to be elected pursuant to the corporation's notice of meeting may be made (a) by or at the direction of the Board of Directors, (b) by any stockholder entitled to vote at such meeting who complies with the procedures established by Section 12 of this Article II and Article Sixth of the certificate of incorporation, or (c) in the case of an annual meeting of stockholders, by any stockholder (or group of stockholders) who meets the requirements of and complies with the procedures established by Section 13 of this Article II. In order to be eligible for election as a director, any director nominee must first be nominated in accordance with the provisions of these by-laws.

        Section ~~11~~12.    Advance Notice of Stockholder Nomination for Election of Board of Directors.

        (a)   In addition to ~~the information to be provided by the~~ any other applicable requirements, for a nomination to be made by a stockholder ~~to the Secretary~~ pursuant to Article Sixth of the certificate of incorporation~~, to~~ and this Section 12 of Article II, such stockholder must have given timely notice thereof in proper written form to the Secretary of the corporation. To be in proper form, such stockholder's notice to the Secretary shall ~~also~~ set forth ~~(~~as of the date of the stockholder's notice, as updated and supplemented as provided in this Section ~~11~~12 of Article II~~)~~:

            (i)    the information required to be provided by the stockholder to the Secretary pursuant to Article Sixth of the certificate of incorporation;

            (~~a~~ii) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (~~i~~A) any information, not required under Article Sixth of the certificate of incorporation, relating to such person that is required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for the election of directors in an election contest pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder and (~~ii~~B) such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; and

            (~~b~~iii)  as to the stockholder giving the notice, the beneficial owner, if any, on whose behalf the nomination is made, and any person controlling, directly or indirectly, or acting in concert with, such stockholder and/or such beneficial owner, or any associate of such person (each a, "Nominating Person") (~~i~~A) the name and record address of the stockholder, as they appear on the corporation's books, and of any other Nominating Person, (~~ii~~B) the class or series and number of shares of capital stock of the corporation which are owned of record and beneficially by any Nominating Person, (~~iii~~C) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among any Nominating Person, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the Nominating Person were the "registrant" for purposes of such rule and the nominee were a director or executive officer of such registrant, (~~iv~~D) a description of any Derivative Arrangement that has been entered into, directly or indirectly, by, or on behalf of, any Nominating Person, (~~v~~E) a description of any proxy (other than a revocable proxy or consent given in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a solicitation statement filed on Schedule 14A), agreement, arrangement or understanding pursuant to which any Nominating Person has a right to vote any shares of capital stock of the corporation, including rights arising from or in connection with any borrowing or lending of such shares, (~~vi~~F) a description of any Short Interest that has been entered into, directly or indirectly, by, or on behalf of, any Nominating Person, (~~vii~~G) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such nomination, (~~viii~~H) any other information relating to any Nominating Person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the election of directors in an election contest pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, (~~ix~~I) a representation whether any Nominating Person intends or is part of a group which intends (~~A~~1) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the corporation's outstanding capital stock required to elect the nominee and/or (~~B~~2) otherwise to solicit proxies from stockholders in support of such nomination and (~~x~~J) in the case of a beneficial owner, evidence establishing such beneficial owner's indirect ownership of stock and entitlement to vote such stock for the election of directors at the annual or special meeting of the stockholders, provided any disclosure pursuant to the foregoing clauses (~~i~~A) through (~~ix~~I) shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Nominating Person solely as a result of being the stockholder directed to prepare and submit the information required by this Section ~~11~~12 of Article II on behalf of a beneficial owner. The corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the corporation and the impact that such service would have on the ability of the corporation to satisfy the requirements of laws, rules, regulations and listing standards applicable to the corporation or its directors.

        (~~c~~b) Derivative Arrangements shall be disclosed pursuant to the forgoing provision of Section ~~11~~12(~~b~~a)(iii) of this Article II without regard to whether (i) the derivative, swap or other transactions convey any voting rights in shares of capital stock of the corporation to any Nominating Person that has entered into, directly or indirectly, any such Derivative Arrangement, (ii) the derivative, swap or other transactions are required to be, or are capable of being, settled through delivery of such shares, or (iii) any Nominating Person may have entered into other transactions that hedge or mitigate the economic effect of such derivative, swap or other transactions.

        (~~d~~c) A stockholder giving notice of nomination pursuant to this Section ~~11~~12(a)(iii) of Article II shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice shall be true and correct as of the record date for the meeting.

        (~~e~~d) Unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting or a special meeting of stockholders of the corporation to present a nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the corporation.

        (~~f~~e)  Notwithstanding the foregoing provisions of this Section ~~11~~12 of Article II, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section ~~11~~12 of Article II; provided, however, that any references in this Section ~~11~~12 of Article II to the Exchange Act or the rules promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations to be considered pursuant to this Section ~~11~~12 of Article II. Nothing in this Section ~~11~~12 of Article II shall be deemed to affect any rights of the holders of any series of Preferred Stock if and to the extent provided for under law, the certificate of incorporation or these by-laws.

        (~~g~~f)  No stockholder, other than the stockholders requesting a special meeting pursuant to Section 3 of this Article II, shall be permitted to submit nominations at any special meeting of the stockholders requested by stockholders pursuant to Section 3 of this Article II.

        Section 13.    Proxy Access for Director Nominations.

        (a)   Information to be Included in the Corporation's Proxy Materials. Subject to the provisions of this Section 13 of Article II, for each annual meeting of stockholders, the corporation shall include in its proxy statement and in its form of proxy for such annual meeting, in addition to any information relating to any persons nominated for election by or at the direction of the Board of Directors (or any committee thereof), the name and the Required Information (as defined in Section 13(b) of this Article II) of any person nominated for election to the Board of Directors who satisfies the eligibility requirements in this Section 13 of Article II (a "Proxy Access Nominee") and who is identified in a proper written notice (the "Proxy Access Notice") that complies with, and is timely delivered pursuant to this Section 13 of Article II by an Eligible Stockholder (as defined in Section 13(c) of this Article II), who expressly elects at the time of delivering the Proxy Access Notice to have such Proxy

Access Nominee included in the corporation's proxy materials. Notwithstanding anything to the contrary contained in this Section 13 of Article II, the corporation may omit from its proxy materials any information or Supporting Statement (as defined in Section 13(i) of Article II) that it, in good faith, believes is false or misleading, or omits to state any material fact, or without factual foundation, directly or indirectly, impugns the character, integrity or personal reputation of or makes charges concerning improper, illegal or immoral conduct or associations with respect to any person or would violate any applicable law or regulation.

        (b)   Definition of Required Information. For the purposes of this Section 13 of Article II, the "Required Information" that the corporation shall include in its proxy statement is (i) the information concerning the Proxy Access Nominee and the Eligible Stockholder that is required to be disclosed in the corporation's proxy statement by the applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder; and (ii) if the Eligible Stockholder so elects, a Supporting Statement. Nothing in this Section 13 of Article II shall limit the corporation's ability to solicit against or for, and include in its proxy materials its own statements relating to, any Eligible Stockholder or Proxy Access Nominee.

        (c)   Definition of Eligible Stockholder. For the purposes of this Section 13 of Article II, an "Eligible Stockholder" is a stockholder or group of no more than 20 stockholders (counting as one stockholder, for this purpose, any two or more funds that are part of the same Qualifying Fund Group (as defined below)) that (i) has owned (as defined in Section 13(e) of Article II) a number of shares of stock of the corporation that represents at least three percent (3%) of the voting power of all shares of stock of the corporation issued and outstanding and entitled to vote in the election of directors continuously for at least three (3) years (the "Minimum Holding Period") as of the date the Proxy Access Notice is received by the Secretary at the principal executive offices of the corporation in accordance with this Section 13 of Article II and as of the record date for determining stockholders entitled to vote at the meeting (the "Required Shares"), (ii) continues to own the Required Shares through the date of the annual meeting and (iii) satisfies all other requirements of, and complies with all applicable procedures set forth in, this Section 13 of Article II. Whenever the Eligible Stockholder consists of a group of stockholders (including a group of funds that are part of the same Qualifying Fund Group), (x) each provision in this Section 13 of Article II that requires the Eligible Stockholder to provide any written statements, representations, undertakings, agreements or other instruments or to meet any other conditions shall be deemed to require each such stockholder (including each individual fund) that is a member of such group to provide such statements, representations, undertakings, agreements or other instruments and to meet such other conditions (except that the members of such group may aggregate the shares that each member has owned continuously for the Minimum Holding Period in order to meet the three percent ownership requirement of the "Required Shares" definition) and (y) a breach of any obligation, agreement or representation under this Section 13 of Article II by any member of such group shall be deemed a breach by the Eligible Stockholder; provided, that a breach of any obligation, agreement or representation under this Section 13 of Article II by any member of such group shall not be deemed to be a breach by the Eligible Stockholder if the group of stockholders otherwise comprising the Eligible Stockholder excluding the breaching member satisfy each obligation, agreement and representation in this Section 13 of Article II, in which event such breaching member shall be excluded from the group comprising the Eligible Stockholder. No person may be a member of more than one group of stockholders constituting an Eligible Stockholder with respect to any annual meeting. A record holder acting on behalf of a beneficial owner will not be counted separately as a stockholder with respect to the shares owned by beneficial owners on whose behalf such record holder has been directed in writing to act, but each such beneficial owner will be counted separately, subject to the other provisions of this Section 13(c) of Article II for purposes of determining the number of stockholders whose holdings may be considered as part of an Eligible Stockholder's holdings. For the avoidance of doubt, Required Shares will qualify as such, if and only if, the beneficial owner of such shares as of the date of the Proxy Access Notice has itself beneficially owned such shares continuously for the three-year period ending on that date and through the other applicable dates referred to above (in addition to the other applicable requirements being met).

        (d)   Definition of Qualifying Fund Group. For the purposes of this Section 13 of Article II, a "Qualifying Fund Group" means two or more funds that are (i) under common management and investment control or (ii) under common management and funded primarily by the same employer.

        (e)   Definition of Ownership. For the purposes of this Section 13 of Article II, a stockholder shall be deemed to "own" only those outstanding shares of stock of the corporation as to which the stockholder possesses both (i) the full voting and investment rights pertaining to such shares, and (ii) the full economic interest in (including the opportunity for profit and risk of loss on) such shares; provided, that, the number of shares calculated in accordance with the foregoing shall not include any shares (A) sold by such stockholder or any of its affiliates in any transaction that has not been settled or closed, (B) borrowed by such stockholder or any of its affiliates for any purpose or purchased by such stockholder or any of its affiliates pursuant to an agreement to resell or (C) subject to any option, warrant, forward contract, swap, contract of sale, other derivative or similar agreement entered into by such stockholder or any of its affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of outstanding shares of the corporation, in any such case which instrument or agreement has, or is intended to have, the purpose or effect of (x) reducing in any manner, to any extent or at any time in the future, such stockholder's or any of its affiliates' full right to vote or direct the voting of any such shares, and/or (y) hedging, offsetting or altering to any degree gain or loss arising from the full economic ownership of such shares by such stockholder or affiliate, other than any such arrangements solely involving an exchange listed multi-industry market index fund in which stock of the corporation represents at the time of entry into such arrangement less than 10% of the proportionate value of such index. A stockholder shall "own" shares held in the name of a nominee or other intermediary so long as the stockholder retains the right to instruct how the shares are voted with respect to the election of directors and the right to direct the disposition thereof and possesses the full economic interest in the shares. A stockholder's ownership of shares shall be deemed to continue during any period in which the stockholder has: (i) delegated any voting power by means of a proxy, power of attorney or other instrument or arrangement that is revocable at any time by the stockholder without condition or (ii) loaned such shares provided that the stockholder has the power to recall such loaned shares and recalls such loaned securities upon being notified that any of the Proxy Access Nominees will be included in the corporation's proxy materials and continues to hold such recalled shares through the date of the annual meeting. The terms "owned," "owning" and other variations of the word "own" shall have correlative meanings. For the purposes of this Section 13 of Article II, "affiliate" shall have the meaning ascribed thereto under the Exchange Act.

        (f)    Notice Period. To be timely under this Section 13 of Article II, the Proxy Access Notice must be received by the Secretary at the principal executive offices of the corporation not less than 120 days and not more than 150 days in advance of the anniversary of the date the definitive proxy statement was first released to stockholders in connection with the preceding year's annual meeting of stockholders; provided, however, that in the event the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the Eligible Stockholder to be timely must be so delivered (1) not less than the later of (x) 90 days prior to such annual meeting and (y) 10 days following the day on which public announcement of the date of the such annual meeting is first made by the corporation and (2) not more than 120 days prior to such annual meeting. In no event shall any adjournment or postponement of an annual meeting or the public announcement thereof commence a new time period (or extend any time period) for the giving of the Proxy Access Notice pursuant to this Section 13 of Article II.

        (g)   Form of Notice. To be in proper written form, the Proxy Access Notice must include or be accompanied by the following:

            (i)    a written statement by the Eligible Stockholder certifying as to the number of shares it owns and has owned continuously for the Minimum Holding Period (as defined in Section 13(c) of this Article II), and the Eligible Stockholder's agreement to provide (A) within five business days following the later of the record date for the annual meeting or the date notice of the record date is first publicly disclosed, a written statement by the Eligible Stockholder certifying as to the number of shares it owns and has owned continuously through the record date and (B) immediate notice if the Eligible Stockholder ceases to own any of the Required Shares prior to the date of the annual meeting;

            (ii)   one or more written statements from the record holder of the Required Shares (and from each intermediary through which the Required Shares are or have been held during the Minimum Holding Period) verifying that, as of a date within seven calendar days prior to the date the Proxy Access Notice is delivered to or mailed and received by the Secretary of the corporation, the Eligible Stockholder owns, and has owned continuously for the Minimum Holding Period, the Required Shares, and the Eligible Stockholder's agreement to provide, within five business days following the later of the record date for the annual meeting or the date notice of the record date is first publicly disclosed, one or more written statements from the record holder and such intermediaries verifying the Eligible Stockholder's continuous ownership of the Required Shares through the record date;

            (iii)  a copy of the Schedule 14N that has been or is concurrently being filed with the SEC as required by Rule 14a-18 under the Exchange Act;

            (iv)  the information, statements, representations, agreements and other documents that would be required to be set forth in or included with a stockholder's notice of nomination pursuant to Section 12(a) of this Article II;

            (v)   as to each Proxy Access Nominee, (A) an executed agreement, in a form reasonably deemed satisfactory by the Board of Directors or its designee (which form shall be provided by the corporation reasonably promptly upon written request of a stockholder), pursuant to which such Proxy Access Nominee (w) consents to being named in the corporation's proxy statement and form of proxy (and will not agree to be named in any other person's proxy statement or form of proxy) as a nominee and to serving as a director of the corporation if elected, (x) represents and agrees that he or she is not and will not become a party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person as to how such Proxy Access Nominee, if elected as a director of the corporation, will act or vote on any issue or question that has not been disclosed therein, (y) represents and agrees that he or she is not and will not become a party to any agreement, arrangement or understanding with any person other than the corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (z) represents and agrees in such Proxy Access Nominee's individual capacity and on behalf of the Eligible Stockholder, that such Proxy Access Nominee would be in compliance, if elected as a director of the corporation, and will comply with, applicable law and all applicable publicly disclosed corporate governance, conflict of interest, corporate opportunities, confidentiality and stock ownership and trading policies and guidelines of the corporation; (B) a description of each Derivative Arrangement and Short Interest that has been entered into, directly or indirectly, by, or on behalf of, each Proxy Access Nominee; (C) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among the Eligible Stockholder, such Proxy

    Access Nominee or their respective associates, or others acting in concert therewith, including all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the Eligible Stockholder or its affiliates or any person acting in concert therewith, were the "registrant" for purposes of such rule and the person were a director or executive of such registrant; and (D) any other information relating to the Proxy Access Nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

            (vi)  an executed agreement, in a form reasonably deemed satisfactory by the Board of Directors or its designee (which form shall be provided by the corporation reasonably promptly upon written request of a stockholder), pursuant to which the Eligible Stockholder (A) agrees to continue to hold the Required Shares through to the date of the annual meeting; (B) represents that it acquired the Required Shares in the ordinary course of business and not with the intent to change or influence control of the corporation, and does not presently have such intent; (C) represents and agrees that it has not nominated and will not nominate for election to the Board of Directors at the annual meeting any person other than the Proxy Access Nominee(s) it is nominating pursuant to this Section 13 of Article II; (D) represents and agrees that it has not engaged and will not engage in, and has not and will not be a "participant" in another person's, "solicitation" within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as a director at the annual meeting other than its Proxy Access Nominee(s) or a nominee of the Board of Directors; (E) represents and agrees that it has not distributed and will not distribute to any stockholder of the corporation any form of proxy for the annual meeting other than the form distributed by the corporation; (F) represents and agrees that it has complied and will comply with all laws and regulations applicable to solicitations and the use, if any, of soliciting material in connection with the annual meeting; (G) represents and agrees that it has provided and will provide facts, statements and other information in all communications with the corporation and its stockholders that are or will be true and correct in all material respects and does not and will not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; (H) agrees to assume all liability stemming from any legal or regulatory violation arising out of the Eligible Stockholder's communications with the stockholders of the corporation or out of the information that the Eligible Stockholder provided to the corporation, (I) agrees to indemnify and hold harmless the corporation and each of its directors, officers and employees individually against any liability, loss or damages in connection with any threatened or pending action, suit or proceeding, whether legal, administrative or investigative, against the corporation or any of its directors, officers or employees arising out of any nomination submitted by the Eligible Stockholder pursuant to this Section 13 of Article II or any solicitation or other activity in connection therewith and (J) agrees to file with the SEC any solicitation or other communication with the stockholders of the corporation relating to the meeting at which its Proxy Access Nominee(s) will be nominated, regardless of whether any such filing is required under Regulation 14A of the Exchange Act or whether any exemption from filing is available for such solicitation or other communication under Regulation 14A of the Exchange Act;

            (vii) in the case of a nomination by a group of stockholders together constituting an Eligible Stockholder, the designation by all group members of one member of the group that is authorized to receive communications, notices and inquiries from the corporation and to act on behalf of all members of the group with respect to all matters relating to the nomination under this Section 13 of Article II (including withdrawal of the nomination); and

            (viii)  in the case of a nomination by a group of stockholders together constituting an Eligible Stockholder in which two or more funds that are part of the same Qualifying Fund Group are counted as one stockholder for purposes of qualifying as an Eligible Stockholder, documentation reasonably satisfactory to the corporation that demonstrates that the funds are part of the same Qualifying Fund Group.

        (h)   Additional Required Information. In addition to the information required pursuant to Section 13(g) and this Section 13(h) of Article II or any other provision of these by-laws, (i) the corporation may require any proposed Proxy Access Nominee to furnish any other information (A) that may reasonably be required by the corporation to determine whether the Proxy Access Nominee would be independent under the Independence Standards (as defined in Section 13(l) of this Article II), (B) that could reasonably be material to a reasonable stockholder's understanding of the independence, or lack thereof, of such Proxy Access Nominee, (C) that may reasonably be required by the corporation to determine the eligibility of such Proxy Access Nominee to serve as a director of the corporation or (D) as may otherwise be reasonably requested, and (ii) the corporation may require the Eligible Stockholder to furnish any other information that may reasonably be required by the corporation to verify the Eligible Stockholder's continuous ownership of the Required Shares for the Minimum Holding Period or as may otherwise be reasonably requested.

        (i)    Supporting Statement. The Eligible Stockholder may, at its option, provide to the Secretary of the corporation, at the time the Proxy Access Notice is provided, a written statement, not to exceed 500 words, in support of the Proxy Access Nominee(s)' candidacy (a "Supporting Statement"). Only one Supporting Statement may be submitted by an Eligible Stockholder (including any group of stockholders together constituting an Eligible Stockholder) in support of its Proxy Access Nominee(s).

        (j)    Permitted Number of Proxy Access Nominees.

            (i)    The maximum number of Proxy Access Nominees nominated by all Eligible Stockholders that will appear in the corporation's proxy materials with respect to an annual meeting of stockholders, shall not exceed the greater of (1) two and (2) 20% of the number of directors in office as of the last day on which a Proxy Access Notice may be delivered pursuant to this Section 13 of Article II with respect to the annual meeting, or if such amount is not a whole number, the closest whole number below 20% (such number, as it may be adjusted pursuant to this Section 13(j) of Article II, the "Permitted Number"); provided, however, that the Permitted Number shall be reduced by (x) the number of individuals nominated for election or re-election to the Board of Directors for which the Secretary of the corporation has received one or more timely notices in proper written form pursuant to Section 12 of this Article II; (y) the number of individuals who will be included in the corporation's proxy materials as nominees recommended by the Board of Directors pursuant to an agreement, arrangement or other understanding with a stockholder or group of stockholders (other than any such agreement, arrangement or understanding entered into in connection with an acquisition of stock from the corporation by such stockholder or group of stockholders), and (z) the number of Proxy Access Nominees who were qualified for inclusion in the corporation's proxy materials but whose nomination is subsequently withdrawn or whom the Board of Directors decides to nominate for election to the Board of Directors.

            (ii)   If one or more vacancies for any reason occur after the deadline in Section 13(f) of Article II for delivery of the Proxy Access Notice and the Board of Directors resolves to reduce the size of the Board of Directors in connection therewith, the Permitted Number shall be calculated based on the number of Directors in office so reduced. If the number of Proxy Access Nominees submitted by Eligible Stockholders pursuant to this Section 13 of Article II exceeds the Permitted Number, each Eligible Stockholder will select one Proxy Access Nominee for inclusion in the corporation's proxy materials until the Permitted Number is reached, going in order of the number (largest to smallest) of shares of the corporation each Eligible Stockholder disclosed as owned in its respective Proxy Access Notice submitted to the corporation. If the Permitted Number is not reached after each Eligible Stockholder has selected one Proxy Access Nominee, this selection process will continue as many times as necessary, following the same order each time, until the Permitted Number is reached.

        (k)   Correction of Defects. In the event that any information or communications provided by an Eligible Stockholder or a Proxy Access Nominee to the corporation or its stockholders ceases to be true and correct in all material respects or omits to state a material fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading, such Eligible Stockholder or Proxy Access Nominee, as the case may be, shall promptly notify the Secretary of the corporation of any defect in such previously provided information and of the information that is required to correct any such defect; it being understood that providing such notification shall not be deemed to cure any such defect or limit the remedies available to the corporation relating to any such defect (including the right to omit a Proxy Access Nominee from its proxy materials pursuant to this Section 13 of Article II).

        (l)    Proxy Access Nominee Eligibility. Notwithstanding anything to the contrary contained in this Section 13 of Article II, the corporation shall not be required to include in its proxy materials, pursuant to this Section 13 of Article II, any Proxy Access Nominee (i) who would not be an independent director under the applicable rules and listing standards of the principal United States securities exchanges upon which the stock of the corporation is listed or traded, any applicable rules of the U.S. Securities and Exchange Commission ("SEC") or any publicly disclosed standards used by the Board of Directors in determining and disclosing the independence of the corporation's directors (collectively, the "Independence Standards"), (ii) whose election as a member of the Board of Directors would cause the corporation to be in violation of these by-laws, the certificate of incorporation, the rules and listing standards of the principal United States securities exchanges upon which the stock of the corporation is listed or traded, or any applicable state or federal law, rule or regulation, (iii) who is an officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914, (iv) who is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses) or has been convicted in such a criminal proceeding within the past ten years, (v) who is subject to any order of the type specified in Rule 506(d) of Regulation D promulgated under the Securities Act of 1933, as amended, or (vi) who shall have provided any information to the corporation or its stockholders that was untrue in any material respect or that omitted to state a material fact necessary to make the statements made, in light of the circumstances in which they were made, not misleading, as determined by the Board of Directors.

        (m)  Effect of Invalid Nominations. Notwithstanding anything to the contrary set forth herein, if (i) a Proxy Access Nominee and/or the applicable Eligible Stockholder breaches any of its agreements or representations or fails to comply with any of its obligations under this Section 13 of Article II or (ii) a Proxy Access Nominee otherwise becomes ineligible for inclusion in the corporation's proxy materials pursuant to this Section 13 of Article II or dies, becomes disabled or otherwise becomes ineligible or unavailable for election at the annual meeting, in each case as reasonably determined by the Board of Directors or the chair of the annual meeting, (x) the corporation may omit or, to the extent feasible, remove the information concerning such Proxy Access Nominee and the related Supporting Statement from its proxy materials and/or otherwise communicate to its stockholders that such Proxy Access Nominee will not be eligible for election at the annual meeting, (y) the corporation shall not be required to include in its proxy materials any successor or replacement nominee proposed by the applicable Eligible Stockholder or any other Eligible Stockholder unless such successor or replacement nominee complies and such Eligible Stockholder complies with all of the applicable provisions of these By-laws for such successor or replacement nominee to be included in the proxy statement as a Proxy Access Nominee and (z) the Board of Directors or the chair of the annual meeting shall declare such nomination to be invalid and such nomination shall be disregarded notwithstanding that proxies in respect of such vote may have been received by the corporation. In addition, if the Eligible Stockholder (or a qualified representative thereof) does not appear at the annual meeting to present any nomination pursuant to this Section 13 of Article II, such nomination shall be declared invalid and disregarded as provided in clause (z) above.

        (n)   Board Determinations Final and Binding. The Board of Directors (or any other person or body authorized by the Board of Directors) shall have the power and authority to interpret this Section 13 of Article II and to make any and all determinations necessary or advisable pursuant to Section 13 of Article II. Any such interpretation or determination adopted in good faith by the Board of Directors (or any other person or body authorized by the Board of Directors) shall be binding on all persons, including the corporation and its stockholders (including any beneficial owners).

        (o)   Exclusive Method. This Section 13 of Article II shall be the exclusive method for stockholders to include nominees for Director election in the corporation's proxy materials.

        Section ~~12~~14.    Definitions.    For purposes of this Article II (a) "public announcement" shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press or other national news service or in a document publicly filed by the corporation with the ~~Securities and Exchange Commission~~ SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act; and (b) "beneficial ownership" shall have the meaning ascribed to it under Rule 13d-3 under the Exchange Act, provided that, notwithstanding Rule 13d-3(d)(1)(i), a person shall be deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security whether or not such right is exercisable within 60 days.

        Section ~~13~~15.    Conduct of the Meeting.    The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the chairman of the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with the certificate of incorporation or such rules and regulations as adopted by the Board of Directors, the chairman at any meeting of stockholders shall have the right and authority to convene and to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the security and proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (~~i~~a) the establishment of an agenda or order of business for the meeting; (~~ii~~b) rules and procedures for maintaining order at the meeting and the safety of those present; (~~iii~~c) limitations on attendance at or participation in the meeting to stockholders of record of the corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (~~iv~~d) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (~~v~~e) limitations on the time allotted to questions or comments by participants. The chairman of the meeting, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in ~~Sections~~Section 10 and ~~11~~Section 12 of this Article II and, if any proposed nomination or business is not in compliance with such Sections, to declare that such defective proposal or nomination shall be disregarded. For purposes of this Article II, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

        Section ~~14~~16.    Postponement of Meeting of Stockholders.    Subject to the provisions of the certificate of incorporation or applicable law, the Chairman of the Board of Directors or the Board of Directors shall have the power to postpone any meeting (including any reconvened meeting) of the stockholders of the corporation from time to time without notice (other than public announcement not less than 48 hours prior to the time of such meeting).

        Section ~~15~~17.    Stockholder Action by Written Consent.

        (a)   Any action required or permitted to be taken by the stockholders of the corporation must be effected at a duly called annual or special meeting of such holders or may be effected by a consent in writing by stockholders as provided by, and subject to the limitations in, the certificate of incorporation and this Section ~~15~~17.

        (b)   A request by a stockholder for a record date in accordance with Article Eighth of the Certificate of Incorporation must be delivered by the holders of record of at least ~~thirty-five percent (~~35%~~)~~ (the "Requisite Percentage") of the voting power of the outstanding capital stock of the corporation entitled to express consent on the relevant action, must describe the action that the stockholder proposes to take by consent (the "Action") and must contain (i) the text of the proposal (including the text of any resolutions to be effected by consent), (ii) the information required by Section 3(b) of this Article II, to the extent applicable, as though the stockholders making the request were making a special meeting request in furtherance of the Action, (iii) an acknowledgment by the stockholders making the request and the beneficial owners, if any, on whose behalf the request is being made that a disposition of shares of the corporation's capital stock, owned of record or beneficially as of the date on which the request in respect of such shares is delivered to the Secretary, that is made at any time prior to the delivery of the first written consent with respect to the Action shall constitute a revocation of such request with respect to such disposed shares, (iv) a statement that the stockholder intends to solicit consents in accordance with Regulation 14A of the Exchange Act, without reliance on the exemption contained in Rule 14a-2(b)(2) of the Exchange Act and (v) documentary evidence that the stockholders making the request own the Requisite Percentage as of the date that the request is delivered to the Secretary; provided, however, that if the stockholders making the request are not the beneficial owners of the shares representing the Requisite Percentage, then to be valid, the request must also include documentary evidence (or, if not simultaneously provided with the request, such documentary evidence must be delivered to the Secretary within ~~ten (~~10~~)~~ business days after the date on which the request is delivered to the Secretary) that the beneficial owners on whose behalf the request is made beneficially own the Requisite Percentage as of the date on which such request is delivered to the Secretary. In addition, the requesting stockholders and the beneficial owners, if any, on whose behalf the request is being made shall promptly provide any other information reasonably requested by the corporation.

        (c)   In determining whether a record date has been requested by stockholders of record representing in the aggregate at least the Requisite Percentage, multiple requests delivered to the Secretary will be considered together only if each identifies substantially the same proposed action and includes substantially the same text of the proposal (in each case as determined in good faith by the Board of Directors). Any stockholder may revoke a request with respect to his or her shares at any time by written revocation delivered to the Secretary.

ARTICLE III

Board of Directors

        Section 1.    Number of Directors.    The number of directors of the corporation (exclusive of directors to be elected by the holders of any one or more series of Preferred Stock voted separately as a class or classes) shall not be less than three nor more than fifteen, the exact number of directors to be determined from time to time by resolution adopted by the affirmative vote of a majority of the whole Board.

        Section 2.    Vacancies.    Any vacancies in the Board of Directors for any reason, and any newly created directorships resulting from any increase in the number of directors, shall be filled by the Board of Directors, acting by a majority of the directors then in office, although less than a quorum, and any directors so chosen shall hold office until the next succeeding annual meeting and until their successors shall be elected and qualified. No decrease in the number of directors shall shorten the term of any incumbent director. Notwithstanding the foregoing, and except as otherwise required by law, whenever the holders of any one or more series of Preferred Stock shall have the right, voting separately as a class, to elect one or more directors of the corporation, the terms of the director or directors elected by such holders shall expire at the next succeeding annual meeting of stockholders.

        Section 3.    Annual Meetings.    The annual meeting of each newly elected Board of Directors, of which no notice shall be necessary, shall be held immediately following the annual meeting of stockholders or any adjournment thereof at the place the annual meeting of stockholders was held at which such directors were elected, or at such other place as a majority of the members of the newly elected Board of Directors who are then present shall determine, for the organization present shall determine, for the organization of the Board of Directors, the election or appointment of officers of the corporation for the ensuing year and the transaction of such other business as may be properly brought before such meeting.

        Section 4.    Regular Meetings.    Regular meetings of the Board of Directors, other than the annual meeting, shall be held at such times and places either within or without the State of Delaware and on such notice, if any, as the Board of Directors may from time to time determine.

        Section 5.    Special Meetings.    Special meetings of the Board of Directors may be called by order of the President, Chief Executive Officer or the Chairman of the Board of Directors, the Chief Executive Officer or a majority of the directors then in office. Notice of the time and place of each special meeting shall be given by or at the direction of the person or persons calling the meeting by mailing the same at least three days before the meeting or by telephoning, telegraphing, emailing, using other electronic means of communication or delivering personally such notice at least twenty-four hours before the meeting to each director. Except as otherwise specified in the notice thereof, or as required by law, the certificate of incorporation or these by-laws, any and all business of the corporation, may be transacted at any special meeting.

        Section 6.    Attendance by Communications Equipment.    Members of the Board of Directors or of any committee designated by the Board of Directors may participate in a meeting of the Board of Directors or any such committee by means of conference telephone or similar communications equipment whereby all persons participating in the meeting can hear each other. Participation in any meeting by such means shall constitute presence in person at such meeting. Any required notice of the place of the meeting at which participation is by means of conference telephone or similar communications equipment shall be sufficient if such notice designates as the place of the meeting the place at which one or more of the participants in the meeting is located at the time the meeting is held.

        Section 7.    Organization.    Every meeting of the Board of Directors shall be presided over by the President, or, in his absence, a Vice President. In the absence of the President and any Vice President, a presiding officer shall be chosen by a majority of the directors present. The Secretary of the corporation shall act as secretary of the meeting, but, in the Secretary's absence, the presiding officer shall appoint any person to act as secretary of the meeting.

        Section 8.    Quorum; Vote.    A majority of the directors then in office (but in no event less than one-third of the whole Board) shall constitute a quorum for the transaction of business, but less than a quorum may adjourn any meeting to another time or place from time to time until a quorum shall be present, whereupon the meeting may be held, as adjourned, without further notice. Except as otherwise required by law, the certificate of incorporation or these by-laws, all matters coming before any meeting of the Board of Directors shall be decided by the vote of a majority of the directors present at the meeting, a quorum being present.

        Section 9.    Compensation.    The directors shall receive such compensation for their services as directors and as members of any committee appointed by the Board of Directors as may be prescribed by the Board of Directors and shall be reimbursed by the corporation for ordinary and reasonable expenses incurred in the performance of their duties; the foregoing shall not be construed as prohibiting the payment to any director of compensation for services rendered in any other capacity.

        Section 10.    Resignation.    Any director may resign at any time. Such resignation shall be made in writing or by electronic transmission and shall take effect at the time specified therein, or, if no time be specified, at the time of its receipt by the Chairman of the Board of Directors, or if none, by the Chief Executive Officer, President or the Secretary. The acceptance of a resignation shall not be necessary to make it effective unless so specified therein.

ARTICLE IV

Officers

        Section 1.    General.    The Board of Directors shall have the exclusive right to elect the officers of the corporation, which shall include a President, one or more Vice Presidents, a Secretary, a Treasurer and such other or additional officers (including, without limitation, one or more Assistant Vice Presidents, Assistant Secretaries and Assistant Treasurers) as the Board of Directors in its sole discretion may designate.

        Section 2.    Term of Office; Removal and Vacancy.    Each officer shall hold his office until his successor is elected and qualified or until his earlier resignation or removal. Any officer may be removed from office, either with or without cause, at any time only by the affirmative vote of a majority of the whole Board. A vacancy in any office arising from any cause may be filled for the unexpired portion of the term only by the Board of Directors.

        Section 3.    Powers and Duties.    Each of the officers of the corporation shall have such powers and duties as generally pertain to his or her respective office as well as such powers and duties as from time to time may be conferred upon him or her by the Board of Directors, except that such powers and duties may from time to time be expanded, restricted or limited only by the Board of Directors. Unless otherwise determined by a majority of the Board of Directors after the adoption of these by-laws, the President shall be the chief executive officer of the corporation.

ARTICLE V

Capital Stock

        Section 1.    Certificates of Stock.    Certificates for stock of the corporation shall be in such form as the Board of Directors may from time to time prescribe and shall be signed by the Chairman, or the President or a Vice President and by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the corporation. If certificates are signed by a transfer agent acting in behalf of the corporation, and a registrar, the signatures of the officers of the corporation may be facsimile. In case any officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer before such certificate is delivered, it may be issued and delivered by the corporation with the same effect as if he were such officer at the date of issue and delivery. Notwithstanding the forgoing provisions regarding certificates for stock, the Board of Directors may provide that some or all of any or all classes or series of the corporation's common or any preferred stock may be uncertificated.

        Section 2.    Appointment of Transfer Agent.    The Board of Directors shall have the power to appoint one or more transfer agents and/or registrars for the transfer and/or registration of certificates of stock of any class or series, and may require that stock certificates shall be countersigned and/or registered by one or more of such transfer agents and/or registrars.

        Section 3.    Transfer of Stock.    Shares of capital stock of the corporation shall be transferable on the books of the corporation only by the holder of record thereof, in person or by duly authorized attorney, upon surrender and cancellation of certificates for a like number of shares, with an assignment or power of transfer endorsed thereon or delivered therewith, duly executed, and with such proof of the authenticity of the signature and of authority to transfer, and of payment of transfer taxes, as the corporation or its agents may require. Uncertificated shares of stock may be transferred in accordance with such rules and regulations as the Board of Directors may deem expedient concerning such transfer.

        Section 4.    Replacement of Certificates of Stock.    In case any certificate for the capital stock of the corporation shall be lost, stolen or destroyed, the corporation may require such proof of the fact and such indemnity to be given to it and/or to its transfer agent and/or registrar, if any, as shall be deemed necessary or advisable by it.

        Section 5.    Ownership of Stock.    The corporation shall be entitled to treat the holder of record of any share or shares of stock as the owner thereof in fact and shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

        Section 6.    Fixing the Date for Determination of Stockholders of Record.    To determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof~~,~~ or by written consent, or entitled to receive payment of any dividend or any other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix in advance a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting unless the Board of Directors fixes a new record date for the adjourned meeting.

ARTICLE VI

Miscellaneous

        Section 1.    Corporate Seal.    The seal of the corporation shall be circular in form and shall contain the name of the corporation and the year and state of incorporation.

        Section 2.    Fiscal Year.    The fiscal year of the corporation, which the Board of Directors shall have the power to fix, and from time to time to change, shall end on the Saturday closest to December 31 of each year, and the following fiscal year shall commence on the next following Sunday.

        Section 3.    Waiver of Notice.    Any notice required to be given under the provisions of these by-laws or otherwise may be waived by the stockholder, director, member of any committee or officer to whom such notice is required to be given, before or after the meeting or other action of which notice was required to be given.

 ARTICLE VII

Amendments

        These by-laws may be amended, altered, changed or repealed, or new by-laws (not inconsistent with any provision of law or the certificate of incorporation) may be adopted, by the affirmative vote of a majority of the whole Board at any meeting of the Board of Directors, subject to the power of the stockholders to amend, alter, change or repeal any by-law adopted, amended, changed or repealed by the Board of Directors. Except as otherwise required by law or the certificate of incorporation, these by-laws may be amended, altered, changed or repealed, or new by-laws (not inconsistent with any provision of law or the certificate of incorporation) may be adopted, by the stockholders only by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the corporation entitled to vote thereon (considered as one class for purposes of this Article VII). Notice of the proposal to adopt, amend, alter, change or repeal any one or more provisions of these by-laws of the corporation, or to adopt new by-laws, as the case may be, shall be included in the notice of such meeting of the Board of Directors or of the stockholders, as the case may be.

EXHIBIT C

Marked Copy Showing Changes to the Restated Certificate of Incorporation
of Kate Spade & Company

SIXTH: 1. Nominations for the election of directors may be made (i) by the Board of Directors in compliance with this Article SIXTH, (ii) by any stockholder entitled to vote for the election of directors in compliance with the stockholder nomination procedures set forth in this Article SIXTH and Section 12 of Article II of the by-laws of the Corporation (as amended from time to time) or (iii) in the case of an annual meeting of stockholders, by any stockholder in compliance with the proxy access procedures set forth in Section 13 of Article II of the by-laws of the Corporation (as amended from time to time). ~~Nominations made in accordance with clause (ii) of the first sentence of this Section 1 of Article SIXTH, shall be made by notice in writing delivered or mailed by first class United States mail, postage prepaid to the Secretary of the Corporation not less than 14 days nor more than 50 days prior to any meeting of the stockholders called for the election of directors; provided, however, that if less than 21 days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the secretary of the Corporation not later than the close of the seventh day following the day on which notice of the meeting was mailed to stockholders.~~ Notice of nominations which are proposed by the Board of Directors under clause (i) of the first sentence of this Section 1 of Article SIXTH shall be given by the chief executive officer of the Corporation on behalf of the Board of Directors.

Please note: the above marked copy assumes stockholder approval of Proposal 4 is obtained.

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EXHIBIT D

Marked Copy Showing the Changes to the By-laws of Kate Spade & Company

        Section 12.    Advance Notice of Stockholder Nomination for Election of Board of Directors.

        (a)   In addition to any other applicable requirements, for a nomination to be made by a stockholder pursuant to Article Sixth of the certificate of incorporation and this Section 12 of Article II, such stockholder must have given timely notice thereof in proper written form to the Secretary of the corporation. To be timely, such stockholder's notice must be received by the Secretary at the principal executive offices of the corporation: (i) in the case of an annual meeting of stockholders, not less than 60 days and not more than 90 days prior to the first anniversary of the date of the prior year's annual meeting of stockholders; provided, however, that in the event the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, such notice to be timely must be delivered (1) not less than the later of (x) 60 days prior to such annual meeting and (y) 10 days following the day on which public announcement of the date of the such annual meeting is first made by the corporation and (2) not more than 90 days prior to such annual meeting, and (ii) in the case of a special meeting of stockholders, (1) not less than the later of (x) 60 days prior to such special meeting and (y) 10 days following the day on which public announcement of such meeting is first made by the corporation and (2) not more than 90 days prior to such special meeting. In no event shall any adjournment or postponement of a meeting or the public announcement thereof commence a new time period (or extend any time period) for the giving of the notice pursuant to this Section 12 of Article II. To be in proper form, such stockholder's notice to the Secretary shall set forth as of the date of the stockholder's notice, as updated and supplemented as provided in this Section 12 of Article II:

            (i)    the information required to be provided by the stockholder to the Secretary pursuant to Article Sixth of the certificate of incorporation;

            (ii)   as to each person whom the stockholder proposes to nominate for election or re-election as a director, (A) any information, not required under Article Sixth of the certificate of incorporation, relating to such person that is required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for the election of directors in an election contest pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder and (B) such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; and

            (iii)  as to the stockholder giving the notice, the beneficial owner, if any, on whose behalf the nomination is made, and any person controlling, directly or indirectly, or acting in concert with, such stockholder and/or such beneficial owner, or any associate of such person (each a, "Nominating Person") (A) the name and record address of the stockholder, as they appear on the corporation's books, and of any other Nominating Person, (B) the class or series and number of shares of capital stock of the corporation which are owned of record and beneficially by any Nominating Person, (C) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among any Nominating Person, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the Nominating Person were the "registrant" for purposes of such rule and the nominee were a director or executive officer of such registrant, (D) a description of any Derivative Arrangement that has been entered into, directly or indirectly, by, or on behalf of, any Nominating Person, (E) a description of any proxy (other than a revocable proxy or consent given in response to a solicitation made pursuant to, and in

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    accordance with, Section 14(a) of the Exchange Act by way of a solicitation statement filed on Schedule 14A), agreement, arrangement or understanding pursuant to which any Nominating Person has a right to vote any shares of capital stock of the corporation, including rights arising from or in connection with any borrowing or lending of such shares, (F) a description of any Short Interest that has been entered into, directly or indirectly, by, or on behalf of, any Nominating Person, (G) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such nomination, (H) any other information relating to any Nominating Person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the election of directors in an election contest pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, (I) a representation whether any Nominating Person intends or is part of a group which intends (1) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the corporation's outstanding capital stock required to elect the nominee and/or (2) otherwise to solicit proxies from stockholders in support of such nomination and (J) in the case of a beneficial owner, evidence establishing such beneficial owner's indirect ownership of stock and entitlement to vote such stock for the election of directors at the annual or special meeting of the stockholders, provided any disclosure pursuant to the foregoing clauses (A) through (I) shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Nominating Person solely as a result of being the stockholder directed to prepare and submit the information required by this Section 12 of Article II on behalf of a beneficial owner. The corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the corporation and the impact that such service would have on the ability of the corporation to satisfy the requirements of laws, rules, regulations and listing standards applicable to the corporation or its directors.

Please note: the above marked copy assumes stockholder approval of Proposal 4 is obtained.

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EXHIBIT E

Marked Copy Showing Changes to the Restated Certificate of Incorporation
of Kate Spade & Company

SEVENTH: Notwithstanding any other provisions of this certificate or in the By-laws of the Corporation (and notwithstanding the fact that some lesser percentage may be specified by law, this Certificate of Incorporation or the By-laws of the Corporation), any director or the whole Board may be removed at any time with or without cause, but ~~only for cause and~~ only by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the stockholders called for that purpose. Notwithstanding the foregoing, and except as otherwise required by law, whenever the holders of any one or more series of Preferred Stock shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the provisions of this Article SEVENTH shall not apply with respect to the director or directors elected by such holders of Preferred Stock.

E-1

Kate Spade & Company Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Daylight Time on May 18, 2016. Vote by Internet • Go to www.envisionreports.com/KATE • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q A Proposals — The Board of Directors recommends a vote “FOR” Proposals 1, 2, 3, 4, 5 and 6 and “AGAINST” Proposal 7. 1. Election of Directors: + For Against Abstain For Against Abstain For Against Abstain 01 - Lawrence S. Benjamin 05 - Kenneth P. Kopelman 08 - Douglas Mack 02 - Raul J. Fernandez 06 - Craig A. Leavitt 09 - Jan Singer 03 - Kenneth B. Gilman 07 - Deborah J. Lloyd 10 - Doreen A. Toben 04 - Nancy J. Karch For Against Abstain ForAgainst Abstain 2. Approval, on an advisory basis, of the compensation of the Company’s named executive officers, as described in the Proxy Statement. 6. Approval of an amendment to the Company’s Restated Certificate of Incorporation to remove language providing that Directors may only be removed by the Company's shareholders “for cause”. 3. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2016 fiscal year. 4. Approval of an amendment to the Company’s Restated Certificate of Incorporation and an amendment and restatement of the Company’s By-laws to permit eligible shareholders to nominate candidates for election to the Company’s Board of Directors in accordance with procedures providing for proxy access. 7. Shareholder proposal regarding proxy access as described in the Proxy Statement, if properly presented at the Annual Meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof. 5. Approval of an amendment to the Company’s Restated Certificate of Incorporation and an amendment to the Company’s By-laws to modify the advance notice window for Director nominations made by shareholders. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A AND B ON BOTH SIDES OF THIS CARD. + 1 U P X 02ACDE Annual Meeting Proxy Card X IMPORTANT ANNUAL MEETING INFORMATION

Important notice regarding the Internet availability of proxy materials for Kate Spade & Company’s 2016 Annual Meeting of Shareholders. The Proxy Statement and the 2015 Annual Report to Shareholders are available at: www.envisionreports.com/KATE q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — Kate Spade & Company Annual Meeting of Shareholders – May 19, 2016 at 10:00 A.M. 5901 West Side Avenue, North Bergen, New Jersey 07047 FOR DIRECTIONS, CALL (212) 626-5777 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY + The undersigned hereby appoints CRAIG A. LEAVITT and GEORGE M. CARRARA and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side of this Proxy Card, all the shares of Kate Spade & Company Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of Kate Spade & Company to be held at 5901 West Side Avenue, North Bergen, New Jersey 07047 on Thursday, May 19, 2016, at 10:00 a.m., prevailing local time, or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting. THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF KATE SPADE & COMPANY AND WHEN PROPERLY EXECUTED AND RETURNED WILL BE VOTED WITH RESPECT TO THE ELECTION OF DIRECTORS, THE ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THE PROXY STATEMENT, THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2016 FISCAL YEAR, THE PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION AND AN AMENDMENT AND RESTATEMENT OF THE COMPANY’S BY-LAWS TO PERMIT ELIGIBLE SHAREHOLDERS TO NOMINATE CANDIDATES FOR ELECTION TO THE COMPANY’S BOARD OF DIRECTORS IN ACCORDANCE WITH PROCEDURES PROVIDING FOR PROXY ACCESS, THE PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION AND AN AMENDMENT TO THE COMPANY’S BY-LAWS TO MODIFY THE ADVANCE NOTICE WINDOW FOR DIRECTOR NOMINATIONS MADE BY SHAREHOLDERS, THE PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION TO REMOVE LANGUAGE PROVIDING THAT DIRECTORS MAY ONLY BE REMOVED BY THE COMPANY’S SHAREHOLDERS “FOR CAUSE”, THE SHAREHOLDER PROPOSAL REGARDING PROXY ACCESS AS DESCRIBED IN THE PROXY STATEMENT, IF PROPERLY PRESENTED AT THE ANNUAL MEETING AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. TO FOLLOW THE BOARD OF DIRECTORS RECOMMENDATIONS, SIMPLY COMPLETE SECTION B BELOW; NO BOXES NEED BE CHECKED. . B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A AND B ON BOTH SIDES OF THIS CARD.